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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5687

Strong Common Stock Fund, Inc., on behalf of Strong Advisor Common Stock Fund, Strong Advisor Endeavor

Large Cap Fund, Strong Advisor Focus Fund and Strong Advisor Technology Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Advisor Equity

Funds

Strong Advisor Common Stock Fund

Strong Advisor Mid Cap Growth Fund

Strong Advisor Small Cap Value Fund

Strong Advisor U.S. Value Fund

Strong Advisor Endeavor Large Cap Fund

Strong Advisor Focus Fund

Strong Advisor International Core Fund

Strong Advisor Select Fund

Strong Advisor Technology Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

Strong Advisor Utilities and Energy Fund

Strong Advisor Large Company Core Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Advisor Equity

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Advisor Common Stock Fund

Continuing the previous year’s bull market, the U.S. stock market posted another positive year in 2004. The Strong Advisor Common Stock Fund’s Class Z shares gained 9.96% for the 12 months ending December 31, 2004. This result trailed that of the Fund’s broad-based benchmark, the Russell Midcap Index, which returned 20.22% during the same period.

A growing economy and higher rates

Strong consumer spending continued to carry the economy during 2004, while corporate spending gradually strengthened. The Federal Reserve continued to raise interest rates gradually during the period — exemplifying its confidence in the economy’s underlying strength. The Fed initiated five separate quarter-percentage-point rate hikes between June 30 and the end of the year.

We positioned the Strong Advisor Common Stock Fund with an expectation for higher rates and an aggressive economic recovery in 2004. The market rose only modestly for the first two-thirds of the year, as uncertainty surrounded the outcome of the U.S. presidential election and energy costs continued to rise. However, in the year’s fourth quarter, after the election ended in decisive fashion and energy prices began declining, the stock market rallied and ended the year on a very positive note.

Choosing stocks for the portfolio

The Strong Advisor Common Stock Fund uses a private market methodology to build its portfolio of securities. In other words, our investment process leads us to evaluate companies’ competitive strengths, assets, and financial position. We synthesize this information to gauge the value an independent buyer would pay for the entire company, and then we look for stocks to buy that are trading at a discount to that value.

This process attracted us to the Internet sector, especially in companies helping to rejuvenate the advertising business. We believed that Internet advertising companies would benefit from the rising economy as well as take market share from traditional advertising businesses.

DoubleClick was an investment based on this thesis. After the Internet “bubble” burst several years ago, the stock represented a compelling opportunity for value investors attracted to its reasonable price. After the company changed its business model several times in 2003, we concluded that DoubleClick’s acquisitions would complement positive trends we forecasted for Internet stocks in 2004.

Morningstar® Style Box™ *

Despite a favorable operating environment in 2004, DoubleClick faced challenges in integrating several of its acquisitions. Also, the company’s core ad-serving technology could not withstand pricing pressure from its competition. In the last quarter of 2004, the company announced intentions to explore strategic opportunities to increase shareholder value. Against this backdrop, DoubleClick was a disappointing performer for the Fund during the period. More helpful for performance was the Fund’s overweight position in energy stocks, which generally enjoyed very strong results. In 2004 we saw record-high energy prices, caused principally by a combination of a strengthening global economy and tightening crude oil and natural gas supplies. As energy companies increased their production to take advantage of the higher prices, the number of drilling rigs worldwide increased significantly.

One energy stock we owned during the period was Noble Corporation, which has one of the world’s most diverse fleets of offshore rigs. As drilling activity increased, the utilization rates of the rigs also increased, allowing Noble Corporation to receive higher day rates. Energy analysts expect that the financial leverage from the increased drilling activity may be fully realized in 2005, for which earnings estimates are more than 80% above 2004 levels. This anticipated future financial strength caused Noble Corporation’s stock price to appreciate nearly 40% during 2004.

What lies ahead?

Our outlook for 2005 depends on several factors, including the pressure of inflation, the dollar’s resilience to large trade and fiscal deficits, and the need for more rapid economic growth from countries outside of the United States. Consumer spending is starting to drop off slightly, but we expect that increased corporate spending and lower fuel costs should support the continued economic recovery.

The Fund is expected to reorganize into the Wells Fargo Advantage Common Stock Fund, the successor to the Strong Advisor Common Stock Fund, on or about April 11, 2005.

We appreciate your trust in our investment expertise and are committed to providing you with positive long-term performance. Best wishes for a happy, healthy, and profitable 2005.

Richard T. Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Common Stock Fund

Growth of an Assumed $10,000 Investment†

From 12-29-89 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Noble Corporation	2.5%
Burlington Resources, Inc.	2.3%
Cablevision Systems New York Group Class A	2.2%
Apache Corporation	2.1%
Mentor Graphics Corporation	1.8%
Lonza Group AG	1.8%
Smith International, Inc.	1.8%
Pactiv Corporation	1.8%
City National Corporation	1.7%
EOG Resources, Inc.	1.7%

Top Ten	19.7%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	3.37%
5-year	2.14%
10-year	12.44%
Since Fund Inception (12-29-89)	14.45%

Class A, excluding sales load
1-year	9.67%
5-year	3.36%
10-year	13.11%
Since Fund Inception (12-29-89)	14.90%

Class B1,2
1-year	3.89%
5-year	2.32%
10-year	12.66%
Since Fund Inception (12-29-89)	14.62%

Class C1,2
1-year	7.84%
5-year	2.68%
10-year	12.48%
Since Fund Inception (12-29-89)	14.30%

Class Z1,3
1-year	9.96%
5-year	3.64%
10-year	13.47%
Since Fund Inception (12-29-89)	15.28%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	6.1%
Media — Cable TV	6.1%
Electronics — Semiconductor Manufacturing	5.3%
Insurance — Property/Casualty/Title	4.1%
Oil & Gas — Drilling	4.0%
Medical/Dental — Services	2.7%
Retail — Department Stores	2.6%
Computer — IT Services	2.4%
Medical — Biomedical/Biotechnology	2.4%
Medical — Products	2.4%

Top Ten	38.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Mid Cap Growth Fund

Recording its second consecutive year of positive double-digit returns, the Strong Advisor Mid Cap Growth Fund Class Z shares recorded a gain of 18.41% during 2004. Though the fund performed well, it fell short of the 20.22% return registered by the broad-based Russell Midcap Index.

During 2004, mid-cap value stocks outperformed mid-cap growth stocks by a wide margin, continuing a pattern we have seen for four of the last five years. This worked against our ability to beat the Russell Midcap Index, which includes both growth and value stocks. Other sources of weakness compared with the benchmark included Fund holdings in generic drug, homebuilding, and biotechnology stocks.

Positive contributors to the Fund’s performance came most noticeably from the consumer discretionary sector, including names such as Starbucks, Harman International, and Station Casinos. Energy was another area of strength for the Fund, led by outstanding performance from Ultra Petroleum, a fast-growing exploration and production company. Other standout positive contributors were Puerto Rican bank, Doral Financial, and technology leaders Apple Computer and Marvell Technology.

Capitalizing on strong, sustainable growth

We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our research process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use thorough, hands-on research, emphasizing the potential profitability of a company’s business model and management’s track record in successfully executing its strategy. We then combine that company-specific analysis with our assessment of macroeconomic, secular, and technical trends to form a decision about whether to invest in a particular stock.

For example, several months ago, we purchased shares of Ultra Petroleum because we believed it had tremendous potential profitability — extremely high production growth combined with the industry’s lowest cost structure. Our conclusion was that Ultra Petroleum’s high production growth rate was likely to continue for several more years, driven by the strength of its drilling prospects and management’s solid track record. Finally, an investment in Ultra Petroleum made sense given the team’s positive overall outlook for crude oil and natural gas prices. Ultra Petroleum was up 95% in 2004 and was one of the Fund’s largest holdings as of December 31, 2004.

Morningstar® Style Box™*

The importance of effective selling criteria

Deciding when to sell a stock is just as important as deciding when to buy. Our selling criteria are essentially the opposite of our buying criteria. We may sell a stock when we see a deterioration in its fundamental qualities that causes us to become suspicious about the company’s prospective growth profile or the potential profitability of its business model. Examples of events that can trigger this suspicion are questionable earnings reports, new competitive threats, changes in the economy, or changes in management personnel.

In July of 2004, following its latest quarterly earnings report, we began selling shares of eResearch Technology, which provides software and consulting services to help companies streamline the Food and Drug Administration approval process. For the first time in several quarters, eResearch failed to post earnings that were higher than analysts’ estimates. Also, the growth in backlog of orders, a leading indicator of future growth, slowed dramatically. Our instincts to get more cautious proved accurate. In the following weeks and months, eResearch management guided analysts’ forecasts lower for the remainder of 2004 and for 2005. After falling as low as $10.70 in October, the stock finished the year at $15.85, down sharply from our initial sales in the mid $20s.

Looking ahead

As we begin 2005, our outlook for the next several months remains positive, as we expect the economy to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which is typically beneficial to stock prices. We plan to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our investment process.

Effective February 18, 2005, Jerome “Cam” Philpott, CFA, and Stuart Roberts of Wells Capital Management Incorporated will become the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Mid Cap Growth Fund on or about April 11, 2005.

It has been my pleasure being the Fund’s Portfolio Manager over the last year and a half. Thank you for your investment in the Strong Advisor Mid Cap Growth Fund.

Brandon Nelson

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Mid Cap Growth Fund

Growth of an Assumed $10,000 Investment†

From 12-31-96 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Ultra Petroleum Corporation	3.6%
Doral Financial Corporation	3.3%
Starbucks Corporation	3.1%
Apple Computer, Inc.	2.8%
Marvell Technology Group, Ltd.	2.7%
Station Casinos, Inc.	2.5%
Cognizant Technology Solutions Corporation Class A	2.4%
Sierra Health Services, Inc.	2.4%
Marriott International, Inc. Class A	2.1%
Alliance Data Systems Corporation	2.0%

Top Ten	26.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	11.58%
5-year	-10.00%
Since Fund Inception (12-31-96)	4.87%

Class A, excluding sales load
1-year	18.43%
5-year	-8.93%
Since Fund Inception (12-31-96)	5.65%

Class B1,2
1-year	12.71%
5-year	-10.12%
Since Fund Inception (12-31-96)	5.07%

Class C1,2
1-year	16.71%
5-year	-9.51%
Since Fund Inception (12-31-96)	5.07%

Class Z1,3
1-year	18.41%
5-year	-8.93%
Since Fund Inception (12-31-96)	5.79%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	8.4%
Medical — Health Maintenance Organizations	6.8%
Financial Services — Miscellaneous	5.6%
Electronics — Semiconductor Manufacturing	4.3%
Leisure — Gaming/Equipment	3.5%
Leisure — Hotels & Motels	3.4%
Computer — IT Services	3.3%
Finance — Mortgage & Related Services	3.3%
Retail — Restaurants	3.1%
Telecommunications — Wireless Services	3.1%

Top Ten	44.8%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Small Cap Value Fund

The U.S. equity markets fluctuated for much of 2004 before turning in a strong rally in the fourth quarter. Despite rising interest rates, investors were cheered in part by an incumbent winning the U.S. presidential race and crude oil prices easing from their all-time highs. For the 12 months ending December 31, 2004, the Strong Advisor Small Cap Value Fund’s Class Z shares returned 20.09% versus the 18.33% return of its benchmark, the Russell 2000 Index.

Small-capitalization value stocks outperformed their large-and mid-cap counterparts during the period. In fact, small-cap value was one of the top-performing asset classes in 2004. What’s more, the Russell 2000 Index, which includes both value and growth stocks from the small-cap sector, reached record highs during the year and has outperformed the S&P 500 Index, which is dominated by large-cap stocks, for six years in a row.

The small-cap value asset class contains many stocks that are underfollowed, undervalued, and underloved. Our team employs a qualitative and quantitative screening process, followed by fundamental research, which allows only companies that meet our high standards to become holdings in the Fund.

Industrials, materials, and energy aided performance

The industrials and materials sectors added value to the Fund. Within industrials, stocks in construction and engineering, along with commercial services and supplies, performed well and were among the top contributors for the period. Meanwhile, chemical names aided performance in the materials sector. PolyOne Corporation, a specialty polymer manufacturer, was a strong performer from sales of its resin products. On the other hand, despite a solid rally in metals and mining stocks in the third quarter, the Fund experienced a pullback in many of these names during the fourth quarter. However, we continued to have conviction in these stocks, as we believed they could add significant value to the Fund over the long term.

The energy sector — in which the Fund remained overweighted compared to the benchmark during the period — also contributed to performance. Several energy equipment and services names, as well as oil and gas securities, were top contributors to performance. Range Resources was a top performer for the energy sector as the oil services and natural gas firm reported higher than expected natural gas reserves. Range Resources is an independent oil and gas company operating in the Southwest, Gulf Coast and Appalachian regions of the United States. In addition, Global Industries, an offshore oil pipeline services firm, was a strong contributor. Global has the largest fleet of service vessels available in the Gulf of Mexico. Many of our energy holdings have been long-term positions for the Fund. While some of these stocks lost ground near the end of the year as energy prices retreated from their October highs, we believed the valuations of the Fund’s energy holdings remained attractive. Investors’ concerns about energy supplies, coupled with international political unrest and high global demand, led us to maintain a positive outlook for this sector throughout 2004.

Morningstar® Style Box™ *

Late in the year, the Fund’s consumer discretionary stocks began moving up, with commercial services and retailers leading performance. The Fund owned well known, yet underfollowed, stocks such as American Eagle Outfitters, Stamps.com, and Circuit City Stores, all of which contributed to performance.

Technology and financials disappointed

The technology sector slightly detracted from the Fund’s performance for the year. Some technology names rebounded near year end after a difficult third quarter. Software and computer stocks, in particular, produced solid returns and helped performance compared with the benchmark. However, some semiconductor stocks were hit hard at the end of the fourth quarter, namely Cirrus Logic, a multimedia chipmaker for the consumer entertainment industry (DVDs, televisions, digital home theater systems), as well as solutions for automotive and industrial applications. We believed that many technology holdings became overvalued during the year, and therefore we were selective in this area, as we have been for several years.

The Fund also underperformed the benchmark in the financials sector. We remained cautious about this area, especially the banking industry, in which the Fund was significantly underweighted compared to the benchmark. Given the rising interest-rate environment, we believed traditional banks might experience downward pressure on their profit margins. We continued to look for companies with the ability to increase revenue growth while possessing underlying fundamentals that met our stringent criteria. Select names within the insurance industry illustrated this point. Versus the benchmark, the Fund maintains a lower concentration of real estate securities, specifically REITs. Due to this underweighting, the Fund underperformed in this area for the year.

Looking ahead

Despite significant outperformance by the small-cap value asset class during the past six years, we believe many opportunities still exist. While valuations in some groups such as technology and financials appear overextended, we remain alert for pullbacks that could present opportunities for adding to positions in which we have conviction. Meanwhile, our outlook on energy remains constructive, and we continue to maintain larger investments in the sector based on our belief that certain industries in it offer the potential for strong and sustainable earnings growth.

The Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Value Fund, the successor to the Strong Advisor Small Cap Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Advisor Small Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Small Cap Value Fund

Growth of an Assumed $10,000 Investment†

From 12-31-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Range Resources Corporation	4.2%
Chicago Bridge & Iron Company NV	3.0%
Forest Oil Corporation	2.7%
Glamis Gold, Ltd.	2.6%
Global Industries, Ltd.	2.2%
United States Steel Corporation	2.0%
Apex Silver Mines, Ltd.	1.9%
UNOVA, Inc.	1.8%
Steel Dynamics, Inc.	1.6%
Beverly Enterprises, Inc.	1.6%

Top Ten	23.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	13.00%
5-year	18.47%
Since Fund Inception (12-31-97)	17.83%

Class A, excluding sales load
1-year	19.89%
5-year	19.88%
Since Fund Inception (12-31-97)	18.83%

Class B1,2
1-year	13.95%
5-year	18.88%
Since Fund Inception (12-31-97)	18.83%

Class C1,2
1-year	18.00%
5-year	19.13%
Since Fund Inception (12-31-97)	18.15%

Class Z1,3
1-year	20.09%
5-year	20.10%
Since Fund Inception (12-31-97)	19.08%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	12.2%
Oil & Gas — Field Services	8.9%
Metal Ores — Gold/Silver	8.8%
Steel — Producers	5.6%
Oil & Gas — Drilling	3.7%
Building — Heavy Construction	3.0%
Insurance — Property/Casualty/Title	2.8%
Commercial Services — Security/Safety	2.7%
Commercial Services — Staffing	2.4%
Medical — Nursing Homes	2.4%

Top Ten	52.5%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor U.S. Value Fund

The Strong Advisor U.S. Value Fund outperformed its broad-based index, the S&P 500 Index for the year ended December 31, 2004. The Fund’s Class Z shares returned 14.11%, while the S&P 500 Index returned 10.87%.

The first half of 2004 delivered high-energy prices, robust economic data, and solid corporate profits. However, the third quarter was sluggish due to fears that the economy had hit a soft spot. Employment numbers, which were weak in the early stages of the third quarter, turned positive in the final month, which encouraged investors. After the presidential elections in November, we observed a powerful rally in share prices, a resurgence of positive economic data, and a decline in energy prices. The persistence of these positive indicators supported a consensus that a market rally could be sustainable, amid growing concerns over a weaker U.S. dollar, rising interest rates, and a prolonged rebuilding effort in Iraq.

Finding “the right company at the right price”

Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, drives the Fund’s performance. During the period, stock selection was particularly strong in financials, utilities, and information technology. The strength of stocks this year, particularly in the fourth quarter, was driven by the optimism of not only shareholders but also corporate managers. Merger-and-acquisition activity heated up significantly, and the Fund owned a number of stocks involved in this trend. Bank One, Charter One Financial, Cox Communications, Provident Financial Group, Public Service Enterprise Group, and SOLA International all received takeover bids, directly benefiting our performance.

The Fund’s sector weightings are the direct result of our individual company selections, rather than top-down, macroeconomic considerations. That said, the portfolio benefited this year from having a significant presence in energy, industrial, and utility sectors. As the year progressed, we shifted some energy exposure from exploration and production (E&P) to oil services — for example, Cooper Cameron — amid the euphoric sentiment created by industry consolidation in the E&P group. Moreover, as industrials moved to all-time highs during the year, we moved to an underweighting, compared to the benchmark, in this sector. Within utilities, where we also took profits but remained largely invested throughout the year, electric utility holdings such as First Energy and TXU were standout performers.

Morningstar® Style Box™ *

Investments in insurance

Our stance on financial stocks, which was to sell bank stocks into strength and to buy insurance stocks into weakness, has been relatively unchanged for several years and served us well during 2004. Financials have been consistent market performers over this period, never falling out of favor. In fact, financials delivered record earnings and traded at record high prices. One of the primary reasons that value indices have performed so much better than growth indices over the last five years has been the strength in financials. Overall, we significantly reduced financials into 2004’s strength. Within financials, we continued to overweight insurance compared to the benchmark, with names like Loews and SAFECO aiding performance.

The Fund benefited from having fewer investments in the very weak technology sector. Despite the sector’s weakness, we were able to take advantage of some specific opportunities and were rewarded for this selectivity through the performance of software giant Microsoft and semiconductor maker Texas Instruments.

Our consumer discretionary stocks proved to be drags on performance. Lack of exposure to faster-growing industries such as Internet and catalog retailing detracted from performance. We continued to believe our larger holdings in this sector, Clear Channel Communications and Reader’s Digest Association, represented exceptional value and added to both during the year.

As in 2003, the year saw considerable weakness in the U.S. dollar, a condition that is typically more beneficial for larger companies, as they are more likely to be exporters and can therefore benefit from stronger currencies abroad. Despite this, small caps outperformed again in 2004. After six years of underperformance, we believe it is reasonable for investors in large-cap stocks to expect them to play “catch-up” in 2005 and beyond.

Focusing on out-of-favor stocks

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy the stocks of these companies at attractive prices — which often come when they are temporarily out of favor with investors. Discipline and patience, along with a strong focus on risk management, continue to be hallmarks of our management style.

The Fund is expected to reorganize into the Wells Fargo Advantage U.S. Value Fund, the successor to the Strong Advisor U.S. Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Advisor U.S. Value Fund.

Robert J. Costomiris

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor U.S. Value Fund

Growth of an Assumed $10,000 Investment†

From 12-29-95 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Exxon Mobil Corporation	5.3%
General Electric Company	3.5%
Comcast Corporation Class A	3.2%
Bristol-Myers Squibb Company	2.6%
ImClone Systems, Inc.	2.6%
Del Monte Foods Company	2.4%
Kraft Foods, Inc. Class A	2.2%
The Kroger Company	2.2%
Clear Channel Communications, Inc.	2.1%
Cooper Cameron Corporation	2.0%

Top Ten	28.1%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	7.50%
5-year	0.18%
Since Fund Inception (12-29-95)	10.01%

Class A, excluding sales load
1-year	14.08%
5-year	1.38%
Since Fund Inception (12-29-95)	10.74%

Class B1,2
1-year	8.20%
5-year	0.28%
Since Fund Inception (12-29-95)	10.10%

Class C1,2
1-year	12.15%
5-year	0.67%
Since Fund Inception (12-29-95)	10.00%

Class K1,2
1-year	14.53%
5-year	1.81%
Since Fund Inception (12-29-95)	11.18%

Class Z1,3
1-year	14.11%
5-year	1.40%
Since Fund Inception (12-29-95)	10.93%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of Class K shares prior to 12-31-01, is based on the Fund’s Class Z shares’ performance.

Please consult a prospectus for information about all share classes.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — International Integrated	8.2%
Diversified Operations	6.4%
Food — Miscellaneous Preparation	6.0%
Medical — Biomedical/Biotechnology	5.3%
Utility — Electric Power	5.0%
Media — Radio/TV	4.6%
Telecommunications — Services	4.6%
Banks — Money Center	4.4%
Media — Cable TV	3.4%
Medical — Ethical Drugs	3.2%

Top Ten	51.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to value-style investing risk. Consult the Fund’s prospectus for additional information on this and other risks.

Strong Advisor Endeavor Large Cap Fund

The U.S. stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Advisor Endeavor Large Cap Fund’s Class A shares returned 8.79% (15.38% when excluding the initial sales charge), compared to its broad-based benchmark, the S&P 500 Index, which advanced 10.87%. The Fund performed well against its benchmark, as it focused on companies with the strongest fundamentals and avoided many of the period’s highly publicized disappointments.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported higher stock prices.

Investigative approach to investing

Throughout the year we executed on our intensive research process of “surrounding the company” in order to generate competitive returns for our shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and channel checks of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that have the potential to produce a great deal of value relative to the required investment. Moreover, the process tends to provide us with comprehensive knowledge regarding each of the Fund’s holdings.

Equally important is the fact that our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that should continue to assist us in assessing the risk and reward of every investment.

Holdings that outperformed

Due to the concerns about oil supply relative to growing demand, companies that produce energy and those that make equipment to recover energy performed well. One of these was Canadian Natural Resources, a premier exploration and production company with substantial potential for production growth from its Horizon oil sands project, located in Alberta, Canada. Horizon is expected to come on line in 2008 and has been estimated to be capable of producing up to six billion barrels of oil over about 40 years. In addition to its Alberta operations, the company has holdings in the North Sea and West Africa.

Morningstar® Style Box™ *

Another top performer for the year was Yahoo!. One of the key drivers for this online media company was an increase in online advertising. During the period, online media represented almost 15% of total media consumption by consumers and continued to gain market share. However, only 3% to 5% of total advertising dollars were spent online. If recent trends persist, this gap could start to close next year. Yahoo!’s competitive advantages are its breadth of offerings to advertisers, its global reach, and its breadth of product offerings on wireline and wireless devices.

Despite solid fundamental results, the Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses. We believe this negative sentiment will prove misguided and we continue to hold the stock. In 2005, we hope to see confirmation of our positive fundamental outlook for the generic industry, numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we are optimistic that the economy will continue to strengthen, driven by accelerating enterprise, capital spending, and a resultant growth in earnings. The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth.

Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we will pay close attention to the levels of job creation, long-term interest rates and the resulting impact on the U.S. dollar. As always, we will continue to carefully select holdings for the Fund, emphasizing companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Endeavor Large Cap Fund, the successor to the Strong Advisor Endeavor Large Cap Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Advisor Endeavor Large Cap Fund. We appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Endeavor Large Cap Fund

Growth of an Assumed $10,000 Investment†

From 9-28-01 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	5.1%
Sprint Corporation	4.6%
WellPoint, Inc.	4.1%
EMC Corporation	3.8%
General Electric Company	3.7%
Dell, Inc.	3.5%
Phelps Dodge Corporation	2.9%
Oracle Systems Corporation	2.7%
Texas Instruments, Inc.	2.6%
Halliburton Company	2.6%

Top Ten	35.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	8.79%
3-year	1.14%
Since Fund Inception (9-28-01)	3.61%

Class A, excluding sales load
1-year	15.38%
3-year	3.17%
Since Fund Inception (9-28-01)	5.51%

Class B1,2
1-year	9.44%
3-year	1.30%
Since Fund Inception (9-28-01)	4.06%

Class C1,2
1-year	13.44%
3-year	2.58%
Since Fund Inception (9-28-01)	4.90%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Products	6.9%
Electronics — Semiconductor Manufacturing	6.6%
Telecommunications — Wireless Equipment	5.3%
Internet — Content	5.1%
Diversified Operations	5.1%
Telecommunications — Services	4.6%
Medical — Health Maintenance Organizations	4.1%
Computer — Manufacturers	3.9%
Computer — Data Storage	3.8%
Metal Ores — Miscellaneous	2.9%

Top Ten	48.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on this and other risks.

Strong Advisor Focus Fund

For the year ended December 31, 2004, the Strong Advisor Focus Fund’s Class A shares delivered a very strong return of 11.16% in 2004 (18.03% when excluding the initial sales charge). This bested the S&P 500 Index, the Fund’s broad-based benchmark, which returned 10.87% including reinvested dividends.

Four broad trends dominated 2004. First, the economy experienced continued robust corporate earnings growth. Second, long-term interest rates surprised most market prognosticators by finishing the year lower than where they started. Third, political uncertainty was alleviated by the clean George W. Bush victory, unmarred by any terrorist events or procedural troubles. This, we believe, gave the market the spark of confidence needed to ignite the subsequent fourth-quarter rally. The fourth trend in evidence during 2004 was another year of dominance by value stocks over growth stocks. The Fund performed well in this “value” environment by concentrating on finding and investing in the stocks of companies that exemplified the theme of dominant business models generating dynamic market share growth.

Searching for “share-gainers”

Our investment process emphasizes security selection as the main determinant of our portfolio construction. We focus our research on what we call “share-gainers” — that is, those companies that have developed business models that allow them not only to grow faster than the underlying economy but to do so in a sustainable fashion. Moreover, the Fund was populated with industry leaders, regardless of their size, as these companies often have sustainable advantages over their competition. A key driver of the Fund’s returns was our analysts’ ability to identify companies with growth prospects that were underestimated by the market. To be clear, it is not only the rate of growth that is important, but also how long we expect that growth to last.

One other factor that helped contribute to the Fund’s returns was our sell discipline. If we begin to suspect that a security’s underlying fundamentals are not performing in line with or better than our expectations, we generally trim or sell the position. Strong growth stocks often receive premium valuations, but that premium can collapse if the market suddenly becomes skeptical about the company’s future prospects.

Morningstar® Style Box™*

Google outperforms

Internet search engine provider Google was an addition to the Fund in 2004 that exemplified our process. Our fundamental research identified Google as an attractive investment opportunity. We recognized that Google was not only benefiting from increased usage of the Internet, but also from the movement of advertisers’ dollars away from traditional media to the Internet. Moreover, the returns its business model generated were some of the best we found in any sector of the economy.

Outlook for 2005

In the latter half of the year, the yield curve flattened considerably, as the Fed kept raising short-term interest rates, while long-term rates stayed about where they were. To us, this signaled the bond market’s perception that economic growth may slow in the coming months. If the economy does in fact decelerate, it would make finding rapidly growing companies more difficult. Nevertheless, we are confident that our focus on share-gainers can help us find good growth opportunities in a wide variety of economic environments.

Effective January 1, 2005, John S. Dale, CFA, and Gary E. Nussbaum, CFA, of Peregrine Capital Management, Inc., became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Large Company Growth Fund on or about April 11, 2005.

It has been my pleasure in being the Fund’s Portfolio Manager over the last year and a half. Thank you for your investment in the Strong Advisor Focus Fund.

Thomas C. Ognar

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Focus Fund

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

eBay, Inc.	7.4%
Dell, Inc.	6.7%
PETCO Animal Supplies, Inc.	6.7%
First Marblehead Corporation	6.1%
Digital River, Inc.	4.8%
Gilead Sciences, Inc.	4.4%
PETsMART, Inc.	4.4%
Hughes Supply, Inc.	4.1%
St. Jude Medical, Inc.	3.7%
Kinetic Concepts, Inc.	3.6%

Top Ten	51.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	11.16%
3-year	0.24%
Since Fund Inception (11-30-00)	-9.46%

Class A, excluding sales load
1-year	18.03%
3-year	2.22%
Since Fund Inception (11-30-00)	-8.14%

Class B1,2
1-year	12.89%
3-year	0.55%
Since Fund Inception (11-30-00)	-9.27%

Class C1,2
1-year	16.89%
3-year	1.85%
Since Fund Inception (11-30-00)	-8.62%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Retail — Miscellaneous	11.0%
Medical — Products	10.1%
Internet — E*Commerce	7.5%
Computer — Manufacturers	6.7%
Financial Services — Miscellaneous	6.1%
Electronics — Semiconductor Manufacturing	5.4%
Internet — Network Security/Solutions	4.8%
Medical — Biomedical/Biotechnology	4.4%
Retail/Wholesale — Building Products	4.1%
Commercial Services — Schools	3.7%

Top Ten	63.8%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, nondiversified portfolio risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor International Core Fund

The Strong Advisor International Core Fund’s Class A shares rose 12.51% during the year ending December 31, 2004 (19.38% when excluding the initial sales charge). This return trailed the Morgan Stanley Capital International Europe Australasia, and Far East (MSCI EAFE) Index, which returned 20.25% during the same period.

The Fund’s performance was helped by positive stock selection. By contrast, sector allocation, especially investments in consumer staples, detracted from results. However, the main reason the Fund lagged the MSCI EAFE was a lack of sufficient exposure to certain foreign currencies. Especially during the fourth quarter of 2004, many currencies experienced significant appreciation against the U.S. dollar. The Fund was generally invested in countries whose currencies did not see the strongest relative performance. For example, currencies in Canada, Brazil, Hong Kong, Singapore and Mexico — all markets we overweighted compared to the benchmark — rose an average of 3.7% during the year’s final three months. By contrast, the euro, yen, and British pound gained over 7.0% against the dollar. Our underweighting in Europe, including the U.K., and in Japan hurt relative performance when investment gains were translated back to dollars.

Strong fourth quarter for global equities

Major global stock markets found themselves stuck in trading ranges for most of the first three quarters of the year. During this period of investor malaise, high-quality, large-capitalization stocks came back into favor. This trend helped the Fund’s performance because our investment style has always favored companies with stable earnings growth, strong balance sheets and sound management practices — the very qualities being rewarded by the market.

In the fourth quarter, however, global investors once again became more risk tolerant. In their view, the fall in oil prices and the apparent success of China’s efforts to stabilize its economy were beneficial to global growth. Investors also believed that the re-election of President Bush would generate more initiatives to stimulate the U.S. economy. As in 2003, global investors favored emerging markets and lower-quality, small-capitalization stocks.

Stock selection helped

Positive security selection provided the strongest contribution to the Fund’s performance. Stock picks in the materials and energy sectors were particularly helpful. We have emphasized these two sectors for two years now because we believed that commodity prices would increase, based on tight supplies and growing demand, especially from China. Commodity prices did indeed increase during 2004, and portfolio holdings benefiting from this trend included BHP Billiton, an Australian mining and oil company; Companhia Vale do Rio Doce, a Brazilian iron ore miner; Encana, a Canadian energy company; and ENI, an Italian energy company. As valuations rose throughout the year, we believed that these sectors became less compelling, so we took profits in large holdings and reduced our larger positions.

Morningstar® Style Box™*

By contrast, results were dragged down by the lackluster performance of global consumer staples stocks. For example, European stocks in this sector, such as French beauty products maker L’Oreal and Swiss food company Nestlé, were hurt by weakness in the U.S. dollar, increasingly tough earnings comparisons, and compressed profit margins related to higher raw material costs.

Results from our investments in Asia were mixed. The Fund benefited from strong stock selection in Hong Kong as real estate prices continued to rebound. For example, Swire Pacific, with interests in office real state and aviation, saw its share price increase along with expectations for the local economy. Performance from Japanese holdings was more subdued. The Fund benefited from exporters Hitachi and Komatsu as well as retailer Daimaru, which gained along with Japan’s economy. However, the Fund’s smaller holdings in Japanese financial stocks, which rebounded sharply during the year’s fourth quarter, detracted from results.

Risks and opportunities

International investors face a number of risks in the year ahead, including the potential for more geopolitical instability, further U.S. dollar depreciation leading to faster Federal Reserve rate hikes, and disappointing European economic growth causing a slowdown in earnings. On the other hand, an unexpected drop in oil prices would be very beneficial to the economy. Also, if the Bush administration’s fiscal policies can stimulate the U.S. economy, our trading partners may benefit as well. A healthy economy in China would have a similar effect on its own trading partners, especially in Asia.

We are looking for an increasingly risk-averse investment environment in 2005, which may favor high-quality, large-cap stocks. However, after two consecutive years of strong returns, it is reasonable to expect that global markets may lack clear near-term direction.

Effective January 1, 2005, Mark Beale and Richard D. Lewis of New Star Institutional Managers Limited became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage International Core Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor International Core Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor International Core Fund

Growth of an Assumed $10,000 Investment†

From 9-28-01 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index and the Lipper International Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper International Multi-Cap Core Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Countries

Percent of Net Assets, as of 12-31-04

Japan	20.0%
United Kingdom	17.9%
France	10.8%
Switzerland	6.9%
Germany	6.5%
Netherlands	4.8%
Singapore	3.7%
Italy	3.5%
Brazil	2.9%
Hong Kong	2.9%

Top Ten	79.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2,3
1-year	12.51%
3-year	7.86%
Since Fund Inception (9-28-01)	8.56%

Class A, excluding sales load
1-year	19.38%
3-year	10.02%
Since Fund Inception (9-28-01)	10.55%

Class B1,2,3
1-year	14.32%
3-year	8.93%
Since Fund Inception (9-28-01)	9.77%

Class C1,2,3
1-year	18.44%
3-year	10.03%
Since Fund Inception (9-28-01)	10.53%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
[3]	The Fund’s Class A, B, and C shares have a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance. Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — International Integrated	8.4%
Banks — Money Center	7.8%
Banks — Foreign	7.2%
Diversified Operations	5.6%
Medical — Ethical Drugs	4.0%
Medical — Products	3.6%
Telecommunications — Wireless Services	3.1%
Metal Ores — Miscellaneous	3.0%
Finance — Index Tracking Fund	2.8%
Electronics — Miscellaneous Components	2.8%

Top Ten	48.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign companies often present more risk because of currency exchange fluctuation, government regulations, and the potential for political and economic instability. These risks are generally intensified in emerging markets. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Select Fund

In 2004, the Fund continued to focus on companies with the strongest fundamentals and avoided many of the highly publicized disappointments during the period. For the year ended December 31, 2004, the Strong Advisor Select Fund’s Class A shares rose by 10.09% (16.80% when excluding the initial sales charge), compared to its broad-based benchmark, the S&P 500 Index, which advanced 10.87%. As the economy grew in fits and starts, equity returns were volatile, with much of the year’s gain being produced in the fourth quarter.

Putting our comprehensive analysis to work

Throughout the year we executed on our intensive research process of “surrounding the company” in order to generate competitive returns for the Fund’s shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and, lastly, investigations of suppliers, customers, and competitors. By utilizing this encompassing model, we are often able to identify companies that produce a great deal of value relative to the required investment. Moreover, the process tends to provide us with comprehensive knowledge regarding each of the Fund’s holdings and specifically, we can gain a better understanding of where the growth is being generated.

Equally important to our methodology is the fact that our team operates in an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment’s position in the portfolio to be further justified. This practice is well established and respected among all team members, and it should continue to play a vital role in helping us assess the risk and reward of every investment the Fund owns.

Two contributors to performance

Our extensive research also enables us to analyze interesting and non-traditional growth opportunities in the market, such as those recently provided by the energy sector. Due to the concerns about oil supply relative to growing demand, companies that produce energy and those that make equipment to recover energy performed well. One of these was Canadian Natural Resources, a premier exploration and production company with substantial potential for production growth from its Horizon oil sands project, located in Alberta, Canada. Horizon is expected to come online in 2008 and has been estimated to be capable of producing up to six billion barrels of oil over about 40 years. In addition to its Alberta operations, Canadian Natural Resources has energy holdings in the North Sea and West Africa.

Morningstar® Style Box™*

Another top performer for the year was Sprint Corporation. In 2004, the diversified telecommunications company, aided particularly by strength in its wireless business, reduced debt levels, streamlined operations and worked to create packaged bundles of communications services for customers.

What’s more, in December Sprint announced a merger with Nextel Communications. In our opinion, the merger created a favorable position for Sprint by reducing the number of competitors in the industry. Moreover, the union looked to be a very complementary one. If approved by the regulatory agencies, the merger would allow Sprint not only to tap into Nextel’s vast base of corporate customers, but also to gain access to the proprietary Direct Connect functionality of Nextel’s phones. Lastly, Sprint announced plans, in regards to the merger, to potentially sell its wireline business in an effort to streamline operations.

Looking ahead to 2005

As we enter 2005, we believe the key question is not whether the economy will grow but rather to what degree. We are optimistic that the economy will continue to strengthen, driven by accelerating enterprise capital spending and a resultant growth in earnings.

The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, rising interest rates, a falling dollar, and uncertain employment growth. Companies today have record levels of free cash flow but thus far have seemed reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we will pay close attention to the levels of job creation, long-term interest rates and the resulting impact on the U.S. dollar. As always, we will continue to carefully select holdings for the fund, attempting to emphasize companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Endeavor Select Fund, the successor to the Strong Advisor Select Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Advisor Select Fund. We appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Co-Manager

Erik J. Voss

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Select Fund

Growth of an Assumed $10,000 Investment†

From 12-29-00 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	5.8%
Marvel Enterprises, Inc.	4.8%
Sprint Corporation	4.6%
WellPoint, Inc.	4.5%
EMC Corporation	4.3%
Phelps Dodge Corporation	3.9%
General Electric Company	3.7%
Dell, Inc.	3.4%
Harman International Industries, Inc.	3.3%
Oracle Systems Corporation	3.3%

Top Ten	41.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	10.09%
3-year	4.88%
Since Fund Inception (12-29-00)	-2.01%

Class A, excluding sales load
1-year	16.80%
3-year	6.98%
Since Fund Inception (12-29-00)	-0.55%

Class B1,2
1-year	10.82%
3-year	4.93%
Since Fund Inception (12-29-00)	-1.82%

Class C1,2
1-year	14.82%
3-year	6.17%
Since Fund Inception (12-29-00)	-1.29%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Internet — Content	5.7%
Telecommunications — Wireless Equipment	5.7%
Electronics — Semiconductor Manufacturing	5.6%
Medical — Products	5.5%
Diversified Operations	5.1%
Leisure — Toys/Games/Hobby	4.8%
Telecommunications — Services	4.6%
Medical — Health Maintenance Organizations	4.5%
Computer — Data Storage	4.3%
Metal Ores — Miscellaneous	3.9%

Top Ten	49.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, nondiversified-portfolio risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Technology Fund

It was a challenging year for the Strong Advisor Technology Fund. The Fund’s Class A shares returned -10.03% (-4.58% when excluding the initial sales charge) during 2004. By contrast, the Fund’s broad-based benchmark, the S&P 500 Index, returned 10.87% during the same period.

The Fund’s significant underperformance can be attributable to the poor performance of the semiconductor sector, in which we were overweighted compared to the benchmark, as well as weakness in the individual software held in the portfolio. In addition, the Fund’s performance suffered from its riskier profile relative to the benchmark, characterized especially by its larger weighting in small and mid-cap technology stocks.

The portfolio’s largest detractor from performance during the past 12 months was LSI Logic Corporation, a designer and manufacturer of complex high-performance, integrated circuits and storage systems. The next largest detractor was Magma Design Automation, a maker of electronic design automation software for engineers who design semiconductors. The stock fell after Magma announced that its third-quarter earnings per share would be worse than analysts expected because of disappointing growth in new customer orders.

Tough environment for tech

The overall market climate started the year with a strong tone, but soon moved into what was essentially a sideways trading pattern that persisted through the end of August. Concerns about the continued conflict in Iraq, the uncertainty surrounding a presidential election, higher than expected inflation rates (especially with respect to oil prices), and a sentiment that world economic growth may be slowing all weighed on the equity markets.

Technology stocks, which are cyclical in nature, typically perform best when macroeconomic political factors are positive, so the change in market temperament was especially difficult for stocks in the sector to weather. However, the technology sector began to realize stronger performance beginning in August, but becoming especially pronounced in late October and early November, as oil prices appeared to retreat as it became clear that the U.S. presidential election would not end in a contested fashion, as in 2000.

Morningstar® Style Box™ *

Our approach to selecting stocks

Our management strategy remained consistent during the period. We sought to maintain a balance among the various subsectors that make up the technology universe: semiconductors and related equipment, software, computer hardware and storage, business services, and biotechnology. We sought to identify the companies within each subsector that we believed had the best fundamental qualities and were positioned to outperform. To this end, we looked for companies with above-average growth prospects, strong intellectual property, excellent management teams, and achievable financing plans.

Although we did not seek to keep a balanced representation of all major subsectors, our bottom-up, stock selection process, rather than a rigid, top-down asset allocation program, primarily drove the portfolio’s makeup.

In choosing stocks for the portfolio, we employed a relative valuation technique. The key element of this strategy was to look at a stock’s PEG (Price/Earnings to Growth) ratio. This figure represents the relationship of a company’s price-earnings ratio — a key measure that indicates how expensive a stock is relative to the earnings the company generates — to its projected five-year compound annual growth rate. We were interested in finding companies with favorable PEG ratios — that is, those that were positioned to deliver attractive levels of growth and that offered reasonable valuations.

Among the stocks selected for the portfolio using these approaches was the Fund’s strongest contributor to performance during the period, Mine Safety Appliances Company, which makes and sells safety and health equipment. Health care imaging company, CTI Molecular, also helped performance. The stock rose more than 28% in a single day in mid-November after the company reported stronger-than-expected earnings and anticipated an increase in first-quarter sales.

New Manager and Fund Reorganization

Effective January 1, 2005, Huachen Chen, CFA, and Walter C. Price, Jr., CFA, of RCM Capital Management LLC became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Specialized Technology Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor Technology Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Technology Fund

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Science and Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Avid Technology, Inc.	4.1%
Linear Technology Corporation	3.5%
Microsoft Corporation	3.4%
Mine Safety Appliances Company	3.4%
Dell, Inc.	3.3%
TTM Technologies, Inc.	3.2%
America Movil ADR Series L	3.1%
Lucent Technologies, Inc.	3.0%
KLA-Tencor Corporation	3.0%
Ariba, Inc.	3.0%

Top Ten	33.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	-10.03%
3-year	-2.54%
Since Fund Inception (11-30-00)	-9.36%

Class A, excluding sales load
1-year	-4.58%
3-year	-0.60%
Since Fund Inception (11-30-00)	-8.04%

Class B1,2
1-year	-9.51%
3-year	-2.03%
Since Fund Inception (11-30-00)	-9.00%

Class C1,2
1-year	-5.66%
3-year	-0.71%
Since Fund Inception (11-30-00)	-8.45%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics — Semiconductor Manufacturing	16.2%
Computer Software — Desktop	5.6%
Computer Software — Education/Entertainment	4.8%
Telecommunications — Equipment	4.6%
Computer — IT Services	4.5%
Electronics — Miscellaneous Components	4.4%
Computer Software — Enterprise	4.3%
Leisure — Movies & Related	4.1%
Telecommunications — Wireless Equipment	3.7%
Medical — Systems/Equipment	3.4%

Top Ten	55.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, concentrated-portfolio risk, technology risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor U.S. Small/Mid Cap Growth Fund

After a very strong year for the Fund in 2003, 2004 was more difficult. For the year ended December 31, 2004, the Strong Advisor U.S. Small/Mid Cap Growth Fund’s Class A shares returned -5.22% (0.54% when excluding the initial sales charge), well behind its broad-based benchmark, the Russell Midcap Index, which returned 20.22% for the same period. The Fund’s underperformance occurred primarily in the year’s first and third quarters. During the second and fourth quarters, the Fund’s performance was more closely in line with the benchmark.

Factors affecting performance

There were two primary factors driving the Fund’s underperformance. First, small- and mid-cap growth stocks dramatically underperformed their respective value counterparts. There was a general contraction of stock valuations that took place in January and February, as weak economic data caused many investors to question the strength of the recovery and thus to lose confidence in stocks’ growth prospects. Then, in the second quarter, the economy began to pick up steam. In response, the Federal Reserve Board signaled that it was ready to raise short-term interest rates to help keep the economy from overheating and to help keep inflation in check. Higher interest rates have traditionally hurt the fastest-growing companies — the type we favor for this portfolio — the most.

The third quarter brought more uncertainty about the sustainability of the U.S. economic recovery. For one thing, the Fed kept upward pressure on interest rates with hikes of one-quarter of a percentage point in August and September following the June increase. Moreover, the price of crude oil continued to push higher, stoking fears that the high cost of energy would siphon disposable cash from other areas of the economy. In response, growth stocks significantly underperformed the broader market during the third quarter. In fact, according to a Merrill Lynch study of growth versus value strategies, during the first three quarters of 2004, the fastest-growing companies had the worst performance.

In the fourth quarter, the broader market turned in a strong rally in which mid- and small-cap growth stocks fully participated. Although the Fund posted a double-digit gain for the quarter, it nevertheless underperformed for the year.

The other reason for the Fund’s underperformance was unfavorable stock selection. One company that provided tremendous returns in 2003, Odyssey HealthCare, unexpectedly lowered its guidance on fourth-quarter earnings, hurting not only its own share price but also those of other companies in the hospice services industry. As one of the Fund’s largest holdings, Odyssey HealthCare negatively effected the performance of the Fund, and we sold the stock.

Morningstar® Style Box™*

Positioned for a stronger economy

Throughout 2004, we did not make any substantial changes to the Fund’s overall positioning from 2003. The portfolio remained poised to benefit from an improving business environment and increasing consumer confidence. Although the potential for further interest-rate hikes remains, we believe this trend presents limited risk to the companies in the portfolio. This is because we look for companies with little debt, and we have also significantly underweighted stocks from the financial sector compared to the benchmark, which could face the most volatility from rising rates. In the short term, it is true that some stocks may fluctuate in value due to interest-rate concerns. In the longer term, however, we believe profit growth ultimately drives stock performance and that this Fund’s portfolio of high-quality, fast-growing companies should be able to do well in this environment.

Our outlook

The Federal Reserve increased short-term interest rates five times in 2004 and appears ready to keep raising rates in the new year to keep inflation in check. Nevertheless, we think the worst of the resulting volatility is behind us. Normally, small-cap growth stocks appreciate in value after several Federal Reserve rates hikes, and we saw some evidence of that in the fourth quarter. Easing energy prices also represent a potentially positive influence on stock prices. Moreover, we expect to see strong corporate earnings in upcoming quarters. Given that many stocks are still at what we consider reasonable valuations, we believe such earnings improvements could help drive the prices of small- and mid-cap growth stocks higher in 2005.

Effective January 1, 2005, Jerome “Cam” Philpott, CFA, and Stuart Roberts of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor U.S. Small/Mid Cap Growth Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Landstar Systems, Inc.	4.3%
Alamosa Holdings, Inc.	4.0%
Joy Global, Inc.	3.3%
Penn Virginia Corporation	3.1%
Trimble Navigation, Ltd.	3.0%
A.S.V., Inc.	2.6%
Cognizant Technology Solutions Corporation Class A	2.5%
Getty Images, Inc.	2.5%
Terex Corporation	2.4%
Investors Financial Services Corporation	2.4%

Top Ten	30.1%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	-5.22%
Since Fund Inception (3-28-02)	2.14%

Class A, excluding sales load
1-year	0.54%
Since Fund Inception (3-28-02)	4.36%

Class B1,2
1-year	-4.46%
Since Fund Inception (3-28-02)	2.96%

Class C1,2
1-year	-0.46%
Since Fund Inception (3-28-02)	4.36%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Machinery — Construction/Mining	10.7%
Oil & Gas — United States Exploration & Production	9.1%
Transportation — Truck	6.5%
Telecommunications — Wireless Services	5.7%
Retail — Restaurants	5.4%
Electronics — Semiconductor Manufacturing	4.5%
Medical — Systems/Equipment	3.7%
Internet — Network Security/Solutions	3.0%
Telecommunications — Wireless Equipment	3.0%
Computer — IT Services	2.5%

Top Ten	54.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Utilities And Energy Fund

For the year ended December 31,2004, the Strong Advisor Utilities and Energy Fund’s Class A shares returned 15.61% (22.68% when excluding the initial sales charge), easily outpacing the 10.87% return of its broad-based benchmark, the S&P 500 Index. Rising energy prices and an overall favorable interest-rate environment aided the Fund’s performance, with all four of its sectors posting positive returns.

Interest-rate environment remained favorable

In the second quarter, reacting in part to stronger-than-expected employment data, the yield of 10-year Treasury bonds rose from 3.84% to 4.58%, resulting in price setbacks for a number of utility and telecommunications stocks. Over the years, we have found that large sell-offs triggered by the perception of rising interest rates frequently provide a good opportunity to reposition the Fund in stocks we like at reasonable valuations. Consequently, we added to a number of electric utility positions as we saw opportunities created by the decline. Also helping the Fund weather this interest-rate storm was our decision to allocate more than half of its assets to cash and to sectors, such as energy and gas utilities, that are less sensitive to rising interest rates. During the otherwise weak second quarter, this strategy helped the Fund deliver a positive return.

In the first, third, and fourth quarters, the Fund benefited from a favorable environment for long-term interest rates, which tend to have a bigger impact on utility stocks than short-term rates. Long-term rates ended the year very close to their level at the beginning of the period, while short-term rates climbed due to five increases by the Federal Reserve Board. As a result, the target federal funds rate rose from 1% at the beginning of 2004 to 2.25% at the end of the year.

Overweighting energy helped performance

A significant portion of the Fund’s gains came during the second half of the year. To a large degree, this was due to the strength in energy prices — particularly crude oil, which climbed above $50 per barrel in October. Increasing demand for fuel in Asia, political instability in Venezuela and Nigeria, and the ongoing conflict in Iraq all contributed to the high price of oil. In fact, analysts estimated that during the period oil prices included a premium of approximately $10 that was attributable to the fear that terrorist activity might interrupt supply.

Morningstar® Style Box™*

These developments benefited the Fund because of its overweighting, compared to its benchmark, in energy and gas utilities. High commodity prices led to robust cash flows and earnings, resulting in dividend increases and stock repurchases for many of the Fund’s larger energy holdings. Against this backdrop, integrated energy holding ConocoPhillips was a significant contributor to performance, as was ONEOK, a core holding in the gas sector.

Although the Fund’s electric utility stocks — representing about 39% of its assets at period end — underperformed its energy holdings by a considerable degree, they still handily outperformed the benchmark. In this group our results were aided by TXU, a new position that took top honors as the Fund’s largest gainer. TXU, an independent utility based in Texas, is a company we have followed closely for a long time. It encountered a serious liquidity crisis in 2002 and spent much of 2003 repairing its balance sheet. In 2004, the company replaced its CEO with John Wilder, a veteran manager with experience in turnaround situations. We correctly anticipated that his leadership would have a positive impact on investors’ outlook for the company.

Looking ahead

Although energy prices trended lower for most of the fourth quarter, we believe they could be in the process of finding a new, higher equilibrium level than we saw in past years. Consequently, we believe the pattern of dividend increases on the part of companies representing major positions in the Fund that we saw in 2004 could continue in 2005. However, given the healthy gains in energy stocks and the recent softness in oil and gas prices, we will be increasingly sensitive to valuations in that sector going forward.

Additionally, the potential for tax legislation in 2005, that would make permanent the current 15% tax on dividends, adds to the attractiveness of stocks that pay dividends or might increase their dividend payments. We will continue to keep our eye on dividends and dividend policy, as we believe doing so will help us to identify capable, shareholder-friendly managements and financially strong companies with the ability to deliver robust cash flows and dynamic earnings growth.

Effective January 1, 2005, Gary J. Dunn and David L. Roberts of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Equity Income Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor Utilities and Energy Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Utilities And Energy Fund

Growth of an Assumed $10,000 Investment†

From 7-31-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Utility Funds Index is the average of the 30 largest funds in the Lipper Utility Funds Category. The funds invest primarily in utility shares. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Constellation Energy Group, Inc.	8.3%
ONEOK, Inc.	7.0%
Exelon Corporation	5.9%
TXU Corporation	5.6%
Schlumberger, Ltd.	5.2%
Wisconsin Energy Corporation	4.3%
Southern Union Company	4.3%
PPL Corporation	4.1%
BP PLC Sponsored ADR	3.9%
American Electric Power Company, Inc.	3.9%

Top Ten	52.5%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	15.61%
Since Fund Inception (7-31-02)	9.87%

Class A, excluding sales load
1-year	22.68%
Since Fund Inception (7-31-02)	12.59%

Class B1,2
1-year	17.13%
Since Fund Inception (7-31-02)	10.62%

Class C1,2
1-year	21.07%
Since Fund Inception (7-31-02)	11.99%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Utility — Electric Power	39.0%
Utility — Gas Distribution	21.6%
Oil & Gas — International Integrated	11.9%
Oil & Gas — Field Services	5.2%
Oil & Gas — Drilling	4.1%
Telecommunications — Services	3.3%
Telecommunications — Services Foreign	3.1%
Oil & Gas — United States Exploration & Production	2.2%
Diversified Operations	2.1%
Chemicals — Specialty	1.2%

Top Ten	93.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk, concentrated-portfolio risk, energy-company risk, public-utilities-sector risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Large Company Core Fund

The Strong Advisor Large Company Core Fund Class A shares rose 4.32% during the year ending December 31, 2004 (10.69% when excluding the initial sales charge). This result lagged the Fund’s broad-based benchmark the S&P 500 Index, which gained 10.87% during the same period.

The Fund’s performance was helped by stock selection in the health care sector. In addition, the Fund benefited from stock selection in the financial sector.

The Fund’s investment process

We followed a consistent management strategy throughout the past 12 months. Our investment process was “bottom up,” meaning that we evaluated candidates for inclusion in the portfolio on an individual basis. In other words, our focus was on adding value through stock selection, as opposed to making indirect sector bets.

In choosing stocks, we followed a three-step process. First, we sought to purchase companies with improving fundamentals and earnings quality, which we defined as the proportion of earnings that are based on cash flow and not on management’s estimations and forecasts. Second, we looked for companies whose management strategy was to attempt to maximize the long-term value of the business, which we defined as the present value of the company’s future net cash flows. Finally, we wished to purchase stocks at a discount to what we believed was their fair value. To arrive at this value, we used multiple valuation tools, including both absolute and relative value metrics. After constructing the portfolio using this approach, we applied a series of risk measures to better understand how the portfolio was constructed and seek ways to reduce risk for the Fund’s shareholders.

What worked, what didn’t

Applying this stock selection process, the Fund owned a position in Aetna, a health and related benefits company. Following years of declining membership, the company’s operational turnaround began to take hold, leading membership to rise. As a result of solid pricing and growth in membership, Aetna realized higher earnings, profit margins and cash flow. In addition, the entire health care industry saw its prospects improve stemming from reduced regulatory risk and an increased likelihood of Medicare privatization. Against this backdrop, Aetna’s shares enjoyed strong performance throughout the period, especially during the strong stock market rally of the fourth quarter.

Morningstar® Style Box™*

Tyson Foods, however, was a portfolio holding that did not work out as well. Tyson, the world’s largest producer of meats and the largest chicken-products producer in the U.S., faced higher-than-expected expenses as a result of rising costs for chicken feed. At the same time, demand for chicken, which was strong in the summertime, decreased. The lower demand caused high inventories and put pressure on prices, cutting into Tyson’s earnings. These factors combined to lower the company’s earnings in the year’s third quarter and reduce investors’ future expectations.

Questions lie ahead

A number of questions remain unanswered for the year ahead: What will happen to crude oil prices? How quickly will the Federal Reserve Board continue to raise interest rates? Will the U.S. dollar continue its decline against the euro, yen and other world currencies? How will the war on terrorism proceed, and will violence in the Middle East persist? Although we can’t predict the answers to these questions, we are confident that these will be significant factors in how the market responds in 2005.

New Manager and Fund Reorganization

Effective January 1, 2005, David A. Katz, CFA, of Matrix Asset Advisors, Inc., became the sole Portfolio Manager of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Large Company Core Fund, the successor to the Strong Advisor Large Company Core Fund, on or about April 11, 2005.

We thank you for your investment in the Strong Advisor Large Company Core Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Large Company Core Fund

Growth of an Assumed $10,000 Investment†

From 11-3-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

To equalize time periods, the indices’ performances were prorated for the month of November 1997.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

UnitedHealth Group, Inc.	3.8%
CIT Group, Inc.	3.5%
Becton, Dickinson & Company	3.2%
Sherwin Williams Company	3.2%
Archer Daniels Midland Company	3.1%
Wachovia Corporation	3.1%
NIKE, Inc. Class B	3.0%
Burlington Resources, Inc.	3.0%
Eaton Corporation	3.0%
Prudential Financial, Inc.	2.9%

Top Ten	31.8%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2,3
1-year	4.32%
5-year	-0.71%
Since Fund Inception (11-3-97)	4.69%

Class A, excluding sales load
1-year	10.69%
5-year	0.48%
Since Fund Inception (11-3-97)	5.50%

Class B1,2
1-year	4.67%
5-year	-0.85%
Since Fund Inception (11-3-97)	4.57%

Class C1,2
1-year	8.57%
5-year	-0.46%
Since Fund Inception (11-3-97)	4.56%

Class K1,2
1-year	11.32%
5-year	0.79%
Since Fund Inception (11-3-97)	5.79%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund’s Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6, and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02.
[3]	The Fund’s Class A shares have a redemption fee of 1.00% against shares that are held 360 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Health Maintenance Organizations	6.2%
Finance — Consumer/Commercial Loans	6.0%
Banks — Super Regional	5.4%
Oil & Gas — International Integrated	5.3%
Telecommunications — Wireless Equipment	4.8%
Oil & Gas — United States Exploration & Production	4.5%
Medical/Dental — Supplies	3.2%
Building — Paint & Allied Products	3.2%
Food — Flour & Grain	3.1%
Apparel — Shoes & Related Manufacturing	3.0%

Top Ten	44.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Advisor Common Stock Fund	A B C Z	1.56 2.29 2.33 1.30	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,073.70 1,070.10 1,069.60 1,075.30	$ $ $ $	8.13 11.92 12.12 6.78	$ $ $ $	1,017.29 1,013.62 1,013.42 1,018.60	$ $ $ $	7.91 11.59 11.79 6.60
Strong Advisor Mid Cap Growth Fund	A B C Z	1.77 2.32 2.25 1.84	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,123.90 1,121.40 1,121.40 1,124.40	$ $ $ $	9.45 12.37 12.00 9.83	$ $ $ $	1,016.24 1,013.47 1,013.83 1,015.89	$ $ $ $	8.97 11.74 11.39 9.32

(Continued on next page)

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Advisor Small Cap Value Fund	A B C Z	1.54 2.27 2.29 1.35	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,132.20 1,127.80 1,128.00 1,132.80	$ $ $ $	8.25 12.14 12.25 7.24	$ $ $ $	1,017.39 1,013.72 1,013.62 1,018.35	$ $ $ $	7.81 11.49 11.59 6.85
Strong Advisor U.S. Value Fund	A B C K Z	1.36 2.10 2.20 0.93 1.33	% % % % %	$ $ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $ $	1,091.40 1,086.90 1,086.60 1,093.60 1,091.20	$ $ $ $ $	7.15 11.02 11.54 4.89 6.99	$ $ $ $ $	1,018.30 1,014.58 1,014.08 1,020.46 1,018.45	$ $ $ $ $	6.90 10.63 11.14 4.72 6.75
Strong Advisor Endeavor Large Cap Fund	A B C	1.64 2.41 2.44	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,093.00 1,088.70 1,088.70	$ $ $	8.63 12.65 12.81	$ $ $	1,016.89 1,013.02 1,012.87	$ $ $	8.31 12.19 12.35
Strong Advisor Focus Fund	A B C	2.49 2.42 2.46	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,084.40 1,084.60 1,084.60	$ $ $	13.05 12.68 12.89	$ $ $	1,012.62 1,012.97 1,012.77	$ $ $	12.60 12.25 12.45
Strong Advisor International Core Fund	A B C	0.00 0.00 0.00	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,135.70 1,136.00 1,135.20	$ $ $	— — —	$ $ $	1,025.14 1,025.14 1,025.14	$ $ $	— — —
Strong Advisor Select Fund	A B C	1.56 2.35 2.37	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,067.20 1,062.10 1,062.10	$ $ $	8.11 12.18 12.28	$ $ $	1,017.29 1,013.32 1,013.22	$ $ $	7.91 11.89 11.99
Strong Advisor Technology Fund	A B C	2.37 2.42 2.35	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,030.50 1,031.00 1,031.10	$ $ $	12.10 12.35 12.00	$ $ $	1,013.22 1,012.97 1,013.32	$ $ $	11.99 12.25 11.89
Strong Advisor U.S. Small/Mid Cap Growth Fund	A B C	2.42 2.42 2.39	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,013.50 1,013.50 1,013.50	$ $ $	12.25 12.25 12.10	$ $ $	1,012.97 1,012.97 1,013.12	$ $ $	12.25 12.25 12.09
Strong Advisor Utilities and Energy Fund	A B C	2.11 2.82 2.85	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,167.80 1,164.50 1,163.20	$ $ $	11.50 15.34 15.50	$ $ $	1,014.53 1,010.96 1,010.81	$ $ $	10.68 14.25 14.41
Strong Advisor Large Company Core Fund	A B C K	1.43 2.39 2.45 0.91	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,077.00 1,071.60 1,070.60 1,080.20	$ $ $ $	7.47 12.45 12.75 4.76	$ $ $ $	1,017.95 1,013.12 1,012.82 1,020.56	$ $ $ $	7.25 12.09 12.40 4.62

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG ADVISOR COMMON STOCK FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.4%
Apparel - Shoes & Related Manufacturing 1.3%
Reebok International, Ltd.	390,000	$17,160,000
Banks - Super Regional 2.3%
Fifth Third Bancorp	345,000	16,311,600
Marshall & Ilsley Corporation	315,000	13,923,000

		30,234,600
Banks - West/Southwest 1.7%
City National Corporation	315,000	22,254,750
Building - Heavy Construction 1.5%
Jacobs Engineering Group, Inc. (b)	420,000	20,071,800
Chemicals - Specialty 1.8%
Lonza Group AG (CHF) (h)	425,000	23,787,332
Commercial Services - Leasing 1.4%
Ryder Systems, Inc.	385,000	18,391,450
Computer - Data Storage 1.5%
Seagate Technology (b)(f)	1,100,000	18,997,000
Computer - IT Services 2.4%
Affiliated Computer Services, Inc. Class A (b)	265,000	15,950,350
BearingPoint, Inc. (b)	1,955,000	15,698,650

		31,649,000
Computer - Software Design 1.8%
Mentor Graphics Corporation (b)(f)	1,565,000	23,928,850
Computer Software - Enterprise 2.2%
Business Objects SA Sponsored ADR (b)(f)	420,000	10,642,800
Citrix Systems, Inc. (b)	745,000	18,274,850

		28,917,650
Containers 1.8%
Pactiv Corporation (b)	905,000	22,887,450
Cosmetics - Personal Care 1.6%
International Flavors & Fragrances, Inc.	485,000	20,777,400
Diversified Operations 1.6%
Carlisle Companies, Inc. (f)	290,000	18,826,800
SPX Corporation	60,000	2,403,600

		21,230,400
Electrical - Equipment 1.3%
EnerSys (b)(f)	1,090,000	16,622,500
Electronics - Contract Manufacturing 1.2%
Solectron Corporation (b)	3,000,000	15,990,000
Electronics - Miscellaneous Components 1.5%
Amphenol Corporation Class A (b)	540,000	19,839,600
Electronics - Semiconductor Manufacturing 5.3%
Advanced Micro Devices, Inc. (b)(f)	740,000	16,294,800
Fairchild Semiconductor International, Inc. (b)	1,110,000	18,048,600
SanDisk Corporation (b)	670,000	16,729,900
Silicon Laboratories, Inc. (b)(f)	520,000	18,361,200

		69,434,500
Finance - Equity REIT 0.8%
Apartment Investment & Management Company Class A	265,000	$10,213,100
Finance - Investment Brokers 1.2%
Merrill Lynch & Company, Inc.	265,000	15,839,050
Finance - Publicly Traded Investment Funds- Equity (Non 40 Act) 1.4%
Biotech HOLDRs Trust (f)	115,000	17,585,800
Insurance - Brokers 1.5%
Arthur J. Gallagher & Company	615,000	19,987,500
Insurance - Diversified 1.2%
Genworth Financial, Inc. Class A (f)	575,000	15,525,000
Insurance - Property/Casualty/Title 4.1%
MBIA, Inc.	275,000	17,402,000
RenaissanceRe Holdings, Ltd.	370,000	19,269,600
The St. Paul Travelers Companies, Inc.	440,000	16,310,800

		52,982,400
Internet - Content 0.7%
Ask Jeeves, Inc. (b)(f)	330,000	8,827,500
Internet - E*Commerce 1.2%
IAC/InterActiveCorp (b)(f)	555,000	15,329,100
Internet - Software 0.5%
DoubleClick, Inc. (b)	850,000	6,613,000
Machinery - General Industrial 1.3%
Roper Industries, Inc.	280,000	17,015,600
Media - Cable TV 6.1%
Cablevision Systems New York Group Class A (b)	1,150,000	28,635,000
The DIRECTV Group, Inc. (b)	1,000,000	16,740,000
News Corporation Class A	1,000,000	18,660,000
Telewest Global, Inc. (b)	850,000	14,943,000

		78,978,000
Media - Newspapers 1.1%
Dow Jones & Company, Inc. (f)	340,000	14,640,400
Media - Periodicals 1.0%
Verenigde Nederlandse Uitgeversbedrijven NV (EUR) (h)	455,000	13,410,930
Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)	1,900,000	20,862,000
Medical - Biomedical/Biotechnology 2.4%
Celgene Corporation (b)(f)	495,000	13,132,350
Medimmune, Inc. (b)	655,000	17,757,050

		30,889,400
Medical - Ethical Drugs 0.6%
Biovail Corporation International (b)	500,000	8,265,000
Medical - Products 2.4%
Respironics, Inc. (b)	180,000	9,784,800
Valeant Pharmaceuticals International (f)	795,000	20,948,250

		30,733,050

STRONG ADVISOR COMMON STOCK FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Services 2.7%
Omnicare, Inc. (f)	505,000	$17,483,100
Pharmaceutical Product Development, Inc. (b)	440,000	18,167,600

		35,650,700
Medical/Dental - Supplies 1.4%
Hillenbrand Industries, Inc.	320,000	17,772,800
Metal Ores - Gold/Silver 0.3%
Placer Dome, Inc.	180,000	3,394,800

Metal Ores - Miscellaneous 1.5%
Alcoa, Inc.	600,000	18,852,000
Oil & Gas - Drilling 4.0%
Nabors Industries, Ltd. (b)	385,000	19,746,650
Noble Corporation (b)	650,000	32,331,000

		52,077,650
Oil & Gas - Machinery/Equipment 1.8%
Smith International, Inc. (b)	425,000	23,124,250
Oil & Gas - United States Exploration & Production 6.1%
Apache Corporation (e)	550,000	27,813,500
Burlington Resources, Inc. (e)	680,000	29,580,000
EOG Resources, Inc.	310,000	22,121,600

		79,515,100
Pollution Control - Services 1.5%
Republic Services, Inc.	565,000	18,950,100
Retail - Clothing/Shoes 1.1%
Ann Taylor Stores Corporation (b)	670,000	14,425,100
Retail - Department Stores 2.6%
Kohl’s Corporation (b)	320,000	15,734,400
Saks, Inc. (f)	1,280,000	18,572,800

		34,307,200
Retail - Leisure Product 1.3%
The Sports Authority, Inc. (b)(f)	630,000	16,222,500
Retail - Restaurants 1.3%
Outback Steakhouse, Inc.	355,000	16,251,900
Retail - Super/Mini Markets 1.5%
The Kroger Company (b)	1,130,000	19,820,200
Retail/Wholesale - Auto Parts 1.6%
Advanced Auto Parts, Inc. (b)	470,000	20,529,600
Telecommunications - Services 1.5%
Sprint Corporation	790,000	19,631,500
Telecommunications - Wireless Equipment 1.3%
Nokia Corporation Sponsored ADR	1,040,000	16,296,800
Transportation - Airline 1.6%
Continental Airlines, Inc. Class B (b)(f)	1,550,000	20,987,000

Total Common Stocks (Cost $869,459,480)		1,227,680,312

Put Options Purchased 0.0%
Oil & Gas - United States Exploration & Production
Apache Corporation:
Expires 1/21/05 at $50.00	25,000	$146,250
Expires 4/15/05 at $55.00	25,000	23,125
Burlington Resources, Inc.,
Expires 1/21/05 at $42.50	70,000	43,750

Total Put Options Purchased (Cost $392,150)		213,125

Short-Term Investments (a) 9.7%
Collateral Received for Securities Lending 4.1%
Navigator Prime Portfolio	53,056,922	53,056,922
Repurchase Agreements (c) 5.6%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $70,912,703); Collateralized by: United States Government & Agency Issues	$70,900,000	70,900,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,727,422); Collateralized by: United States Government & Agency Issues	1,727,300	1,727,300

		72,627,300

Total Short-Term Investments (Cost $125,684,222)		125,684,222

Total Investments in Securities (Cost $995,535,852) 104.1%		1,353,577,659
Other Assets and Liabilities, Net (4.1%)		(53,446,748)

Net Assets 100.0%		$1,300,130,911

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	1,200	252,144
Options closed	—	—
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	1,200	252,144

WRITTEN CALL OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Apache Corporation
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $67,999.)	250	$(38,125)
(Strike Price is $55.00. Expiration date is 4/15/05. Premium received is $74,248.)	250	(43,125)

Burlington Resources, Inc.
(Strike Price is $42.50. Expiration date is 1/21/05. Premium received is $109,897.)	700	(119,000)

	1,200	$(200,250)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31 , 2004

STRONG ADVISOR MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.4%
Apparel - Clothing Manufacturing 1.9%
Coach, Inc. (b)	23,000	$1,297,200
Banks - West/Southwest 0.4%
Placer Sierra Bancshares	10,500	298,620
Building - Construction Products/Miscellaneous 0.4%
USG Corporation (b)	6,000	241,620
Chemicals - Specialty 0.4%
Airgas, Inc.	11,000	291,610
Computer - IT Services 3.3%
Cognizant Technology Solutions Corporation Class A (b)	39,000	1,650,870
Kanbay International, Inc. (b)	8,100	253,530
Satyam Computer Services, Ltd. ADR	14,000	337,820

		2,242,220
Computer - Local Networks 2.0%
Juniper Networks, Inc. (b)	24,000	652,560
Polycom, Inc. (b)	29,000	676,280

		1,328,840
Computer - Manufacturers 2.8%
Apple Computer, Inc. (b)	29,000	1,867,600
Computer Software - Desktop 2.0%
Adobe Systems, Inc.	11,000	690,140
Macromedia, Inc. (b)	22,000	684,640

		1,374,780
Computer Software - Security 0.8%
VeriSign, Inc. (b)	17,000	569,840
Diversified Operations 0.8%
Textron, Inc.	7,000	516,600
Electronics - Military Systems 1.1%
L-3 Communications Corporation	10,000	732,400
Electronics - Miscellaneous Components 1.0%
Rockwell Automation, Inc.	14,000	693,700
Electronics - Scientific Measuring 0.5%
PerkinElmer, Inc.	15,600	350,844
Electronics - Semiconductor Manufacturing 4.3%
Marvell Technology Group, Ltd. (b)	51,000	1,808,970
Tessera Technologies, Inc. (b)	11,000	409,310
Varian Semiconductor Equipment Associates, Inc. (b)	18,000	663,300

		2,881,580
Energy - Other 1.5%
CONSOL Energy, Inc.	24,000	985,200
Finance - Consumer/Commercial Loans 1.4%
AmeriCredit Corporation (b)	38,000	929,100
Finance - Investment Brokers 1.0%
Chicago Mercantile Exchange Holdings, Inc.	3,000	686,100
Finance - Mortgage & Related Services 3.3%
Doral Financial Corporation	45,000	2,216,250
Financial Services - Miscellaneous 5.6%
Alliance Data Systems Corporation (b)	29,000	$1,376,920
Euronet Services, Inc. (b)	16,000	416,320
First Marblehead Corporation (b)	21,000	1,181,250
Jackson Hewitt Tax Service, Inc.	31,500	795,375

		3,769,865
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	8,200	1,041,400

Internet - Content 2.7%
Ask Jeeves, Inc. (b)	20,000	535,000
InfoSpace, Inc. (b)	26,700	1,269,585

		1,804,585
Internet - E*Commerce 0.5%
Arbinet-thexchange, Inc. (b)	13,500	335,475
Internet - Internet Service Provider 1.1%
j2 Global Communications, Inc. (b)	21,000	724,500
Internet - Network Security/Solutions 1.4%
Digital River, Inc. (b)	23,000	957,030
Leisure - Gaming/Equipment 3.5%
Boyd Gaming Corporation	16,000	666,400
Station Casinos, Inc.	31,000	1,695,080

		2,361,480
Leisure - Hotels & Motels 3.4%
Marriott International, Inc. Class A	22,000	1,385,560
Starwood Hotels & Resorts Worldwide, Inc.	16,000	934,400

		2,319,960
Machinery - Construction/Mining 1.8%
Joy Global, Inc.	28,000	1,216,040
Machinery - General Industrial 2.5%
IDEX Corporation	19,500	789,750
Pentair, Inc.	21,000	914,760

		1,704,510
Media - Radio/TV 0.5%
Central European Media Enterprises, Ltd. Class A (b)	9,000	350,838
Medical - Biomedical/Biotechnology 1.4%
Biosite Diagnostics, Inc. (b)	9,000	553,860
Sepracor, Inc. (b)	7,000	415,590

		969,450
Medical - Drug/Diversified 1.8%
Bone Care International, Inc. (b)	20,000	557,000
Conor Medsystems, Inc. (b)	15,500	214,675
HealthExtras, Inc. (b)	25,500	415,650

		1,187,325
Medical - Ethical Drugs 1.1%
Eyetech Pharmaceuticals, Inc. (b)	15,700	714,350
Medical - Health Maintenance Organizations 6.8%
Aetna, Inc.	10,000	1,247,500
Centene Corporation (b)	18,000	510,300
Molina Healthcare, Inc. (b)	17,000	788,460
PacifiCare Health Systems, Inc. Class A (b)	8,000	452,160
Sierra Health Services, Inc. (b)	29,000	1,598,190

		4,596,610
Medical - Outpatient/Home Care 0.4%
Amedisys, Inc. (b)	9,000	291,510

STRONG ADVISOR MD CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Systems/Equipment 0.8%
ArthroCare Corporation (b)	17,000	$545,020
Medical/Dental - Services 1.9%
Covance, Inc. (b)	10,000	387,500
Quest Diagnostics, Inc.	9,000	859,950

		1,247,450
Medical/Dental - Supplies 1.1%
Kinetic Concepts, Inc. (b)	10,100	770,630
Oil & Gas - Drilling 0.6%
Precision Drilling Corporation (b)	6,300	395,640
Oil & Gas - Field Services 1.3%
BJ Services Company	19,000	884,260
Oil & Gas - Machinery/Equipment 1.9%
Grant Prideco, Inc. (b)	15,000	300,750
Smith International, Inc. (b)	18,100	984,821

		1,285,571
Oil & Gas - United States Exploration & Production 8.4%
Bill Barrett Corporation (b)	13,300	425,467
EOG Resources, Inc.	9,000	642,240
InterOil Corporation (b)	25,000	946,000
Ultra Petroleum Corporation (b)	50,000	2,406,500
XTO Energy, Inc.	35,000	1,238,300

		5,658,507
Real Estate Operations 1.5%
The St. Joe Company	16,000	1,027,200
Retail - Clothing/Shoe 2.2%
American Eagle Outfitters, Inc.	14,000	659,400
Urban Outfitters, Inc. (b)	18,000	799,200

		1,458,600
Retail - Miscellaneous 1.1%
PETCO Animal Supplies, Inc. (b)	9,000	355,320
PETsMART, Inc.	11,000	390,830

		746,150
Retail - Restaurants 3.1%
Starbucks Corporation (b)	34,000	2,120,240
Retail/Wholesale - Building Products 0.5%
Hughes Supply, Inc.	11,000	355,850
Retail/Wholesale - Computer/Cellular 0.4%
Navarre Corporation (b)	16,000	281,600
Steel - Specialty Alloys 0.7%
Oregon Steel Mills, Inc. (b)	23,000	466,670
Telecommunications - Equipment 2.0%
Dycom Industries, Inc. (b)	44,000	1,342,880
Telecommunications - Wireless Equipment 2.0%
Research in Motion, Ltd. (b)	13,000	1,071,460
Trimble Navigation, Ltd. (b)	8,700	287,448

		1,358,908
Telecommunications - Wireless Services 3.1%
NII Holdings, Inc. Class B (b)	17,000	806,650
Nextel Partners, Inc. Class A (b)	46,000	898,840
Western Wireless Corporation Class A (b)	12,000	351,600

		2,057,090
Transportation - Truck 1.5%
Forward Air Corporation (b)	22,268	$995,380
Utility - Electric Power 0.4%
Ormat Technologies, Inc. (b)	17,400	283,272

Total Common Stocks (Cost $49,164,978)		67,129,950

Short-Term Investments (a) 0.8%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $577,241); Collateralized by: United States Government & Agency Issues	$577,200	577,200

Total Short-Term Investments (Cost $577,200)		577,200

Total Investments in Securities (Cost $49,742,178) 100.2%		67,707,150
Other Assets and Liabilities, Net (0.2%)		(154,374)

Net Assets 100.0%		$67,552,776

STRONG ADVISOR SMALL CAP VALUE FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 92.8%
Aerospace - Defense Equipment 0.3%
Evans & Sutherland Computer Corporation (b)(d)	1,008,153	$7,026,826
Auto/Truck - Original Equipment 0.6%
Dura Automotive Systems, Inc. Class A (b)	873,100	9,455,673
Tower Automotive, Inc. (b)	1,928,700	4,609,593

		14,065,266
Auto/Truck - Replacement Parts 0.4%
LKQ Corporation (b)	462,030	9,272,942
Banks - Southeast 0.7%
The Colonial BancGroup, Inc.	370,100	7,857,223
Hibernia Corporation Class A	275,260	8,122,923

		15,980,146
Building - Air Conditioning & Heating Products 0.5%
York International Corporation (e)	358,000	12,365,320
Building - Cement/Concrete/Aggregate 0.2%
U.S. Concrete, Inc. (b)	715,675	5,489,227
Building - Construction Products/Miscellaneous 0.8%
Royal Group Technologies, Ltd. (b)	1,833,600	19,197,792
Building - Heavy Construction 3.0%
Chicago Bridge & Iron Company NV (e)	1,686,300	67,452,000
Building - Maintenance & Services 0.3%
ABM Industries, Inc. (e)	397,810	7,844,813
Building - Paint & Allied Products 0.6%
H.B. Fuller Company (e)	477,800	13,622,078

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chemicals - Plastics 2.4%
Intertape Polymer Group, Inc. (b)(d)	2,732,600	$24,893,986
Intertape Polymer Group, Inc.
(Acquired 9/05/03; Cost $680,073)
(CAD) (b)(g)(h)	93,000	845,243
PolyOne Corporation (b)	3,012,000	27,288,720

		53,027,949
Chemicals - Specialty 1.5%
OM Group, Inc. (b)	1,039,100	33,687,622
Commercial Services - Advertising 1.3%
R.H. Donnelley Corporation (b)(e)	477,800	28,214,090
Commercial Services - Consulting 0.0%
Navigant Consulting, Inc. (b)	100	2,660
Commercial Services - Healthcare 0.6%
Healthcare Services Group, Inc.	606,050	12,630,082
Commercial Services - Miscellaneous 0.3%
Providence Service Corporation (b)	275,669	5,780,779
Commercial Services - Security/Safety 2.7%
Armor Holdings, Inc. (b)(e)	302,800	14,237,656
DHB Industries, Inc. (b)(e)	162,500	3,094,000
The GEO Group, Inc. (b)(d)	964,610	25,639,334
OSI Systems, Inc. (b)(e)	768,850	17,460,584

		60,431,574
Commercial Services - Staffing 2.4%
CDI Corporation	389,345	8,324,196
Cross Country Healthcare, Inc. (b)	392,600	7,098,208
Kforce, Inc. (b)(d)	1,904,860	21,143,946
MPS Group, Inc. (b)	1,450,315	17,780,862

		54,347,212
Computer - Data Storage 0.1%
Iomega Corporation (b)	226,210	1,253,203
Computer - Manufacturers 0.5%
Cray, Inc. (b)	2,341,700	10,912,322
Computer Software - Enterprise 1.4%
JDA Software Group, Inc. (b)(e)	1,213,000	16,521,060
Lightbridge, Inc. (b)(d)	2,374,400	14,341,376
TIBCO Software, Inc. (b)(e)	50,000	667,000

		31,529,436
Computer Software - Medical 1.4%
IDX Systems Corporation (b)(e)	944,300	32,540,578
Containers 0.2%
Constar International, Inc. (b)	577,700	4,459,844
Electrical - Equipment 0.4%
Encore Wire Corporation (b)	596,600	7,952,678
Electronics - Contract Manufacturing 0.4%
Celestica, Inc. (b)	570,200	8,045,522
Electronics - Miscellaneous Components 0.5%
Coherent, Inc. (b)(e)	386,100	11,752,884
Electronics - Parts Distributors 0.3%
Richardson Electronics, Ltd.	671,800	7,127,798
Electronics - Scientific Measuring 0.4%
Newport Corporation (b)(e)	571,600	$8,059,560
Electronics - Semiconductor Manufacturing 1.8%
Cirrus Logic, Inc. (b)	2,277,400	12,548,474
Credence Systems Corporation (b)(e)	951,025	8,701,879
STATS ChipPAC, Ltd. ADR (b)	1,546,147	9,462,420
TriQuint Semiconductor, Inc. (b)	1,083,120	4,819,884
Zoran Corporation (b)	365,600	4,233,648

		39,766,305
Energy - Other 0.1%
Headwaters, Inc. (b)(e)	46,400	1,322,400
Finance - Consumer/Commercial Loans 0.1%
World Acceptance Corporation (b)	106,446	2,928,330
Finance - Equity REIT 0.6%
American Financial Realty Trust	598,100	9,677,258
Government Properties Trust, Inc.	384,700	3,793,142

		13,470,400
Finance - Investment Brokers 0.0%
Labranche & Company, Inc. (b)	14,700	131,712
Food - Miscellaneous Preparation 1.4%
Del Monte Foods Company (b)	2,873,785	31,669,111
Insurance - Diversified 0.1%
PXRE Group, Ltd.	116,100	2,926,881
Insurance - Property/Casualty/Title 2.8%
Argonaut Group, Inc. (b)	424,385	8,967,255
Donegal Group, Inc. Class A	257,800	5,911,354
Endurance Specialty Holdings, Ltd.	410,810	14,049,702
Mercury General Corporation	416,510	24,957,279
Montpelier Re Holdings, Ltd.	260,900	10,031,605

		63,917,195
Internet - E*Commerce 0.0%
Stamps.com, Inc. (b)	48,475	767,844
Internet - Internet Service Provider 1.6%
EarthLink, Inc. (b)(e)	2,632,200	30,322,944
Net2Phone, Inc. (b)	1,957,395	6,655,143

		36,978,087
Leisure - Services 0.0%
Great Wolf Resorts, Inc. (b)	16,500	368,610
Pegasus Solutions, Inc. (b)	1,000	12,600

		381,210
Machinery - General Industrial 2.2%
Robbins & Myers, Inc.	363,500	8,662,205
UNOVA, Inc. (b)(e)	1,629,500	41,210,055

		49,872,260
Medical - Biomedical/Biotechnology 0.3%
CV Therapeutics, Inc. (b)(e)	300,600	6,913,800
Medical - Generic Drugs 0.5%
Andrx Corporation (b)(e)	546,100	11,921,363
Medical - Nursing Homes 2.4%
Beverly Enterprises, Inc. (b)	3,854,700	35,270,505
Manor Care, Inc.	525,600	18,622,008

		53,892,513
Medical - Outpatient/Home Care 0.7%
Gentiva Health Services, Inc. (b)	978,300	16,357,176

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Products 1.4%
Allied Healthcare Products, Inc. (b)(d)	1,044,879	$6,843,957
Discovery Partners International, Inc. (b)(d)	1,936,800	9,199,800
OraSure Technologies, Inc. (b)	2,185,750	14,688,240

		30,731,997
Medical - Systems/Equipment 0.8%
Applera Corporation-Applied Biosystems Group (e)	851,900	17,813,229
Medical/Dental - Services 0.4%
Covalent Group, Inc. (b)	259,133	660,789
Omnicare, Inc.	218,000	7,547,160

		8,207,949
Metal Ores - Gold/Silver 8.8%
Apex Silver Mines, Ltd. (b)(d)	2,477,000	42,554,860
Glamis Gold, Ltd. (b)(e)	3,389,800	58,168,968
Goldcorp, Inc. (e)	2,118,200	31,857,728
Harmony Gold Mining Company, Ltd. Sponsored ADR	2,369,400	21,964,338
Meridian Gold, Inc. (b)(e)	1,389,500	26,358,815
Randgold Resources, Ltd. ADR (b)(e)	1,483,000	16,906,200

		197,810,909
Metal Processing & Fabrication 0.4%
Webco Industries, Inc. (b)(d)	905,745	9,754,874
Mining - Gems 0.7%
Eldorado Gold Corporation (b)	46,500	137,175
Eldorado Gold Corporation (CAD) (b)(h)	3,056,900	9,074,097
Quadra Mining, Ltd. (CAD) (b)(h)	1,287,300	6,118,243

		15,329,515
Oil & Gas - Drilling 3.7%
Grey Wolf, Inc. (b)	2,039,600	10,748,692
Helmerich & Payne, Inc. (e)	584,480	19,895,699
Parker Drilling Company (b)	1,469,200	5,773,956
Pride International, Inc. (b)	1,209,300	24,839,022
Transocean, Inc. (b)(e)	523,000	22,169,970

		83,427,339
Oil & Gas - Field Services 8.9%
BJ Services Company (e)	344,200	16,019,068
Global Industries, Ltd. (b)(d)	6,068,600	50,308,694
Key Energy Services, Inc. (b)	2,240,800	26,441,440
Layne Christensen Company (b)(d)	1,474,092	26,754,770
Matrix Service Company (b)(d)	1,534,334	12,366,732
Newpark Resources, Inc. (b)	3,579,860	18,436,279
Oceaneering International, Inc. (b)(e)	697,360	26,025,475
Petroleum Helicopters, Inc. (b)	120,374	3,103,121
Petroleum Helicopters, Inc. (non-voting) (b)(d)	179,477	4,499,488
Willbros Group, Inc. (b)	665,300	15,335,165

		199,290,232
Oil & Gas - Machinery/Equipment 1.0%
Input/Output, Inc. (b)(e)	1,085,190	9,593,080
Smith International, Inc. (b)(e)	231,400	12,590,474

		22,183,554
Oil & Gas - United States Exploration & Production 12.2%
Forest Oil Corporation (b)(e)	1,891,100	59,985,692
McMoRan Exploration Company (b)(d)(e)	1,162,800	21,744,360
Newfield Exploration Company (b)(e)	248,300	14,662,115
Noble Energy, Inc. (e)	479,000	29,535,140
PetroQuest Energy, Inc. (b)	798,200	3,951,090
Pioneer Natural Resources Company (e)	589,100	20,677,410
Range Resources Corporation (d)(e)	4,653,800	95,216,748
Remington Oil & Gas Corporation (b)	492,300	$13,415,175
Stone Energy Corporation (b)(e)	332,100	14,974,389

		274,162,119
Paper & Paper Products 1.9%
Chesapeake Corporation	461,680	12,539,229
Wausau-Mosinee Paper Corporation	1,701,700	30,392,362

		42,931,591
Pollution Control - Services 0.9%
Calgon Carbon Corporation (d)	2,227,200	20,222,976
Retail - Clothing/Shoes 1.3%
Foot Locker, Inc. (e)	459,400	12,371,642
Payless ShoeSource, Inc. (b)	320,500	3,942,150
Too, Inc. (b)	528,200	12,919,772

		29,233,564
Retail - Consumer Electronics 0.3%
Circuit City Stores, Inc.	380,700	5,954,148

Retail - Major Discount Chains 0.0%
Shopko Stores, Inc. (b)(e)	20,000	373,600

Retail - Miscellaneous 0.6%
Barbeques Galore, Ltd. Sponsored ADR (d)	549,021	3,294,126
Sharper Image Corporation (b)(e)	552,800	10,420,280

		13,714,406
Steel - Producers 5.6%
IPSCO, Inc.	724,400	34,626,320
Roanoke Electric Steel Corporation	502,800	10,393,379
Steel Dynamics, Inc. (e)	952,100	36,065,548
United States Steel Corporation (e)	886,800	45,448,500

		126,533,747
Steel - Specialty Alloys 2.3%
Carpenter Technology Corporation (e)	302,250	17,669,535
GrafTech International, Ltd. (b)(e)	3,551,900	33,600,974

		51,270,509
Telecommunications - Equipment 0.3%
ADC Telecommunications, Inc. (b)	2,297,500	6,157,300
Telecommunications - Services 0.5%
Cincinnati Bell, Inc. (b)	2,843,400	11,800,110
Transportation - Airline 1.3%
Lan Airlines SA Sponsored ADR	902,900	29,073,380
Transportation - Truck 0.7%
Covenant Transport, Inc. Class A (b)(d)	787,700	16,399,914

Total Common Stocks (Cost $1,352,216,783)		2,089,665,752

Convertible Preferred Stocks 0.7%
Oil & Gas - United States Exploration & Production
Petrohawk Energy Corporation Series B (Acquired 11/16/04; Cost $13,330,000) (g)	172,000	14,723,200

Total Convertible Preferred Stocks (Cost $13,330,000)		14,723,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 7.8%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04),2.15%, Due 1/03/05 (Repurchase proceeds $173,931,157); Collateralized by: United States Government & Agency Issues	$173,900,000	$173,900,000
State Street Bank (Dated 12/31/04),0.85%, Due 1/03/05 (Repurchase proceeds $3,025,014); Collateralized by: United States Government & Agency Issues	3,024,800	3,024,800

Total Short-Term Investments (Cost $176,924,800)		176,924,800

Total Investments in Securities (Cost $1,542,471,583) 101.3%		2,281,313,752
Other Assets and Liabilities, Net (1.3%)		(29,776,182)

Net Assets 100.0%		$2,251,537,570

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	22,822	$7,843,245
Options written during the year	104,564	26,457,536
Options closed	(81,942)	(22,049,594)
Options expired	(4,729)	(635,823)
Options exercised	(4,492)	(1,246,293)

Options outstanding at end of year	36,223	$10,369,071

WRITTEN CALL OPTION DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
ABM Industries, Inc.
(Strike Price is $22.50. Expiration date is 7/15/05. Premium received is $11,200.)	100	$(4,000)
Andrx Corporation
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $16,700.)	100	(20,250)
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $243,494.)	500	(250,000)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $84,148.)	450	(139,500)
Applera Corporation-Applied Biosystems Group
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $88,948.)	850	(95,625)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $66,798.)	400	(63,000)
Armor Holdings, Inc.
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $16,200.)	100	(27,000)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $58,049.)	150	(114,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $250,244.)	1,000	(370,000)
(Strike Price is $50.00. Expiration date is 2/18/05. Premium received is $31,049.)	150	(21,375)
(Strike Price is $50.00. Expiration date is 5/20/05. Premium received is $70,398.)	200	(66,000)
BJ Services Company
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $16,350.)	50	$(11,750)
(Strike Price is $47.50. Expiration date is 1/21/05. Premium received is $96,299.)	400	(37,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $29,699.)	100	(31,000)
(Strike Price is $50.00. Expiration date is 4/15/05. Premium received is $114,797.)	400	(74,000)
CV Therapeutics, Inc.
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $22,199.)	300	(166,500)
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $61,898.)	450	(51,750)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $74,433.)	100	(69,500)
(Strike Price is $20.00. Expiration date is 4/15/05. Premium received is $121,397.)	200	(106,000)
(Strike Price is $22.50. Expiration date is 4/15/05. Premium received is $95,366.)	200	(79,000)
(Strike Price is $30.00. Expiration date is 7/15/05. Premium received is $58,803.)	150	(56,250)
Carpenter Technology Corporation
(Strike Price is $55.00. Expiration date is 1/21/05. Premium received is $291,574.)	600	(276,000)
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $67,748.)	250	(43,125)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $131,747.)	250	(143,750)
(Strike Price is $60.00. Expiration date is 2/18/05. Premium received is $40,299.)	150	(45,750)
(Strike Price is $45.00. Expiration date is 3/18/05. Premium received is $419,090.)	300	(423,000)
(Strike Price is $50.00. Expiration date is 3/18/05. Premium received is $503,488.)	500	(500,000)
(Strike Price is $55.00. Expiration date is 3/18/05. Premium received is $338,492.)	500	(327,500)
(Strike Price is $60.00. Expiration date is 6/17/05. Premium received is $188,096.)	300	(184,500)
Chicago Bridge & Iron Company NV
(Strike Price is $30.00. Expiration date is 1/21/05. Premium received is $14,976.)	78	(78,000)
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $93,398.)	200	(114,000)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $12,700.)	100	(24,000)
Coherent, Inc.
(Strike Price is $30.00. Expiration date is 1/21/05. Premium received is $15,790.)	100	(12,250)
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $109,447.)	675	(129,937)
Credence Systems Corporation
(Strike Price is $7.50. Expiration date is 5/20/05. Premium received is $25,249.)	125	(27,188)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
DHB Industries, Inc.
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $104,507.)	500	$(101,250)
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $50,449.)	350	(24,500)
(Strike Price is $17.50. Expiration date is 2/18/05. Premium received is $55,899.)	200	(56,500)
(Strike Price is $20.00. Expiration date is 2/18/05. Premium received is $37,899.)	200	(32,000)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $69,970.)	200	(76,000)
(Strike Price is $20.00. Expiration date is 4/15/05. Premium received is $44,974.)	175	(46,812)
EarthLink, Inc.
(Strike Price is $10.00. Expiration date is 1/21/05. Premium received is $84,238.)	645	(101,587)
(Strike Price is $10.00. Expiration date is 7/15/05. Premium received is $22,699.)	100	(22,250)
(Strike Price is $12.50. Expiration date is 7/15/05. Premium received is $44,499.)	500	(45,000)
Foot Locker, Inc.
(Strike Price is $25.00. Expiration date is 2/18/05. Premium received is $47,399.)	200	(45,500)
(Strike Price is $25.00. Expiration date is 5/20/05. Premium received is $59,399.)	200	(63,000)
Forest Oil Corporation
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $27,699.)	100	(26,000)
(Strike Price is $30.00. Expiration date is 5/20/05. Premium received is $122,097.)	300	(111,000)
H.B. Fuller Company
(Strike Price is $25.00. Expiration date is 2/18/05. Premium received is $130,307.)	550	(198,000)
(Strike Price is $25.00. Expiration date is 5/20/05. Premium received is $346,992.)	1,000	(400,000)
Glamis Gold, Ltd.
(Strike Price is $17.50. Expiration date is 2/18/05. Premium received is $23,899.)	200	(17,500)
(Strike Price is $20.00. Expiration date is 5/20/05. Premium received is $98,598.)	550	(45,375)
Goldcorp, Inc.
(Strike Price is $15.00. Expiration date is 2/18/05. Premium received is $23,699.)	300	(24,000)
GrafTech International, Ltd.
(Strike Price is $10.00. Expiration date is 3/18/05. Premium received is $33,949.)	350	(23,625)
Headwaters, Inc.
(Strike Price is $30.00. Expiration date is 1/21/05. Premium received is $32,819.)	160	(8,000)
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $62,099.)	300	(36,750)
Helmerich & Payne, Inc.
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $29,099.)	300	(29,250)
(Strike Price is $30.00. Expiration date is 3/18/05. Premium received is $54,302.)	150	(67,500)
IDX Systems Corporation
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $149,546.)	650	$(105,625)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $14,800.)	200	(4,500)
Input/Output, Inc.
(Strike Price is $7.50. Expiration date is 2/18/05. Premium received is $12,382.)	150	(23,250)
(Strike Price is $10.00. Expiration date is 2/18/05. Premium received is $7,350.)	150	(4,875)
JDA Software Group, Inc.
(Strike Price is $15.00. Expiration date is 4/15/05. Premium received is $14,100.)	150	(11,625)
McMoRan Exploration Company
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $16,800.)	150	(24,375)
Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $41,399.)	200	(79,000)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $21,200.)	100	(26,000)
(Strike Price is $20.00. Expiration date is 4/15/05. Premium received is $11,700.)	100	(14,250)
Newfield Exploration Company
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $86,298.)	400	(47,000)
(Strike Price is $60.00. Expiration date is 3/18/05. Premium received is $12,850.)	50	(16,000)
(Strike Price is $65.00. Expiration date is 3/18/05. Premium received is $18,200.)	100	(13,750)
(Strike Price is $65.00. Expiration date is 6/17/05. Premium received is $63,399.)	200	(55,000)
Newport Corporation
(Strike Price is $12.50. Expiration date is 2/18/05. Premium received is $44,449.)	350	(63,875)
Noble Energy, Inc.
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $84,083.)	400	(98,000)
(Strike Price is $65.00. Expiration date is 1/21/05. Premium received is $19,676.)	100	(3,500)
(Strike Price is $60.00. Expiration date is 2/18/05. Premium received is $109,421.)	400	(130,000)
(Strike Price is $65.00. Expiration date is 2/18/05. Premium received is $22,846.)	150	(14,625)
(Strike Price is $60.00. Expiration date is 5/20/05. Premium received is $17,450.)	50	(24,750)
(Strike Price is $65.00. Expiration date is 5/20/05. Premium received is $10,350.)	50	(12,375)
OSI Systems, Inc.
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $14,700.)	100	(27,250)
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $18,300.)	150	(12,000)
(Strike Price is $22.50. Expiration date is 4/15/05. Premium received is $31,399.)	200	(39,500)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
Oceaneering International, Inc.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $224,041.)	750	$(187,500)
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $6,100.)	50	(1,375)
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $19,600.)	50	(19,000)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $83,598.)	550	(75,625)
Pioneer Natural Resources Company
(Strike Price is $35.00. Expiration date is 6/17/05. Premium received is $27,699.)	100	(27,000)
R.H. Donnelley Corporation
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $21,199.)	100	(90,000)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $59,685.)	200	(92,000)
(Strike Price is $55.00. Expiration date is 5/20/05. Premium received is $117,397.)	200	(119,000)
(Strike Price is $60.00. Expiration date is 5/20/05. Premium received is $29,699.)	100	(30,000)
Randgold Resources, Ltd. ADR
(Strike Price is $12.50. Expiration date is 3/18/05. Premium received is $5,900.)	100	(5,750)
(Strike Price is $12.50. Expiration date is 6/17/05. Premium received is $10,200.)	100	(10,000)
Range Resources Corporation
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $17,700.)	100	(30,500)
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $10,888.)	100	(10,000)
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $82,948.)	350	(117,250)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $32,312.)	250	(39,375)
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $16,800.)	200	(13,000)
Sharper Image Corporation
(Strike Price is $22.50. Expiration date is 5/20/05. Premium received is $52,999.)	250	(20,625)
(Strike Price is $25.00. Expiration date is 5/20/05. Premium received is $24,137.)	200	(7,500)
Shopko Stores, Inc.
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $31,399.)	200	(41,500)
Smith International, Inc.
(Strike Price is $55.00. Expiration date is 1/21/05. Premium received is $14,350.)	50	(7,000)
(Strike Price is $60.00. Expiration date is 4/15/05. Premium received is $38,549.)	150	(22,500)
(Strike Price is $65.00. Expiration date is 4/15/05. Premium received is $16,700.)	100	(5,500)
Steel Dynamics, Inc.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $109,297.)	400	$(138,000)
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $252,774.)	540	(234,900)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $91,648.)	450	(81,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $67,998.)	500	(28,750)
(Strike Price is $35.00. Expiration date is 5/20/05. Premium received is $48,699.)	100	(59,500)
(Strike Price is $40.00. Expiration date is 5/20/05. Premium received is $25,699.)	100	(34,500)
(Strike Price is $45.00. Expiration date is 5/20/05. Premium received is $27,699.)	100	(18,500)
Stone Energy Corporation
(Strike Price is $45.00. Expiration date is 3/18/05. Premium received is $165,946.)	600	(151,500)
(Strike Price is $50.00. Expiration date is 6/17/05. Premium received is $47,399.)	200	(34,500)
TIBCO Software, Inc.
(Strike Price is $10.00. Expiration date is 2/18/05. Premium received is $105,997.)	500	(172,500)
Transocean, Inc.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $57,899.)	200	(57,500)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $154,146.)	450	(162,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $32,099.)	300	(33,000)
(Strike Price is $40.00. Expiration date is 5/20/05. Premium received is $21,849.)	50	(25,750)
(Strike Price is $45.00. Expiration date is 5/20/05. Premium received is $65,248.)	250	(66,875)
United States Steel Corporation
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $145,747.)	250	(282,500)
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $483,789.)	900	(594,000)
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $251,694.)	850	(227,375)
(Strike Price is $55.00. Expiration date is 1/21/05. Premium received is $31,899.)	200	(13,500)
(Strike Price is $50.00. Expiration date is 2/18/05. Premium received is $67,398.)	200	(82,000)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $7,600.)	50	(9,625)
(Strike Price is $45.00. Expiration date is 4/15/05. Premium received is $264,444.)	350	(309,750)
(Strike Price is $50.00. Expiration date is 4/15/05. Premium received is $164,246.)	250	(146,250)
(Strike Price is $55.00. Expiration date is 4/15/05. Premium received is $153,796.)	400	(144,000)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
UNOVA, Inc.
(Strike Price is $25.00. Expiration date is 1/21/05. Premium received is $9,700.)	100	$(11,000)
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $97,488.)	450	(159,750)
(Strike Price is $25.00. Expiration date is 3/18/05. Premium received is $17,700.)	100	(20,250)
(Strike Price is $25.00. Expiration date is 6/17/05. Premium received is $32,124.)	125	(36,563)
York International Corporation
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $66,598.)	300	(33,000)
(Strike Price is $35.00. Expiration date is 5/20/05. Premium received is $25,799.)	150	(30,000)

	36,223	$(11,005,362)

STRONG ADVISOR U.S. VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 93.9%
Aerospace - Defense 0.9%
General Dynamics Corporation	9,000	$941,400
Lockheed Martin Corporation	24,400	1,355,420
Raytheon Company	25,000	970,750

		3,267,570
Auto Manufacturer 0.4%
General Motors Corporation (f)	38,100	1,526,286
Banks - Money Center 4.4%
Bank of America Corporation	100,000	4,699,000
The Bank of New York Company, Inc.	35,000	1,169,700
Citigroup, Inc.	148,500	7,154,730
J.P. Morgan Chase & Company	75,240	2,935,112

		15,958,542
Banks - Northeast 0.2%
Peoples Bank (f)	17,100	665,019
Banks - Southeast 0.1%
Compass Bancshares, Inc.	8,000	389,360
Banks - Super Regional 3.2%
KeyCorp	41,600	1,410,240
National City Corporation	32,000	1,201,600
Regions Financial Corporation	56,791	2,021,192
U.S. Bancorp	47,000	1,472,040
Wachovia Corporation	102,344	5,383,294

		11,488,366
Beverages - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.	13,000	659,490
Beverages - Soft Drinks 1.1%
Coca-Cola Enterprises, Inc.	188,000	3,919,800
Chemicals - Basic 0.8%
The Dow Chemical Company	40,000	1,980,400
PPG Industries, Inc.	15,300	1,042,848

		3,023,248
Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B	48,000	$1,272,480
Automatic Data Processing, Inc.	9,000	399,150

		1,671,630
Computer - IT Services 0.7%
Unisys Corporation (b)	230,000	2,341,400
Computer - Manufacturers 1.2%
Hewlett-Packard Company	200,000	4,194,000
Computer Software - Desktop 1.3%
Microsoft Corporation	180,000	4,807,800
Computer Software - Enterprise 1.1%
VERITAS Software Corporation (b)	133,000	3,797,150
Diversified Operations 6.4%
E.I. Du Pont de Nemours & Company	50,631	2,483,450
Emerson Electric Company	27,900	1,955,790
General Electric Company	350,000	12,775,000
ITT Industries, Inc.	16,000	1,351,200
Loews Corporation	40,000	2,812,000
United Technologies Corporation	17,200	1,777,620

		23,155,060
Finance - Equity REIT 0.5%
Equity Office Properties Trust	30,000	873,600
Equity Residential Properties Trust	27,000	976,860

		1,850,460
Finance - Investment Brokers 0.0%
Piper Jaffray Companies, Inc. (b)	928	44,498
Finance - Investment Management 0.2%
Mellon Financial Corporation	28,000	871,080
Finance - Savings & Loan 0.6%
Washington Mutual, Inc.	50,000	2,114,000
Financial Services - Miscellaneous 0.6%
American Express Company	38,000	2,142,060
Food - Meat Products 0.1%
Tyson Foods, Inc. Class A (f)	18,000	331,200
Food - Miscellaneous Preparation 6.0%
Campbell Soup Company	20,000	597,800
ConAgra, Inc.	60,000	1,767,000
Del Monte Foods Company (b)	778,000	8,573,560
Kraft Foods, Inc. Class A (f)	221,900	7,901,859
Sara Lee Corporation	115,000	2,776,100

		21,616,319
Household - Housewares 0.1%
Newell Rubbermaid, Inc.	17,000	411,230
Insurance - Accident & Health 0.7%
AFLAC, Inc.	65,000	2,589,600
Insurance - Brokers 1.7%
Marsh & McLennan Companies, Inc.	188,000	6,185,200
Insurance - Diversified 1.9%
American International Group, Inc.	58,500	3,841,695

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Principal Financial Group, Inc.	25,300	$1,035,782
Prudential Financial, Inc.	34,100	1,874,136

		6,751,613
Insurance - Life 0.3%
Lincoln National Corporation	25,000	1,167,000
Insurance - Property/Casualty/Title 2.9%
The Allstate Corporation	32,000	1,655,040
Chubb Corporation	16,500	1,268,850
Hartford Financial Services Group, Inc.	21,800	1,510,958
Old Republic International Corporation	37,000	936,100
The St. Paul Travelers Companies, Inc.	132,000	4,893,240

		10,264,188
Leisure - Photo Equipment/Related 0.2%
Eastman Kodak Company (f)	24,200	780,450
Machinery - Farm 0.5%
Deere & Company	26,000	1,934,400
Media - Cable TV 3.4%
Comcast Corporation Class A (b)	345,000	11,481,600
Liberty Media International, Inc. Class A (b)	18,700	864,501

		12,346,101
Media - Diversified 1.8%
Time Warner, Inc. (b)	325,000	6,318,000
Media - Newspapers 0.6%
Gannett Company, Inc.	26,200	2,140,540
Media - Periodicals 1.9%
The Readers Digest Association, Inc.	480,800	6,687,928
Media - Radio/TV 4.6%
Clear Channel Communications, Inc.	230,000	7,702,700
The Walt Disney Company	93,000	2,585,400
Liberty Media Corporation Class A (b)	374,000	4,106,520
Viacom, Inc. Class B	62,858	2,287,403

		16,682,023
Medical - Biomedical/Biotechnology 5.3%
Chiron Corporation (b)(f)	210,000	6,999,300
ImClone Systems, Inc. (b)(f)	200,100	9,220,608
Serono SA ADR (f)	175,000	2,856,000

		19,075,908
Medical - Ethical Drugs 3.2%
Bristol-Myers Squibb Company	360,000	9,223,200
Merck & Company, Inc.	76,000	2,442,640

		11,665,840
Medical/Dental - Services 0.1%
Medco Health Solutions, Inc. (b)	7,839	326,102
Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation
Holding Company	35,000	1,554,350
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	52,100	1,636,982
Oil & Gas - Drilling 0.3%
Pride International, Inc. (b)	45,000	924,300
Oil & Gas - International Integrated 8.2%
ChevronTexaco Corporation	96,000	5,040,960
ConocoPhillips	49,000	4,254,670
Exxon Mobil Corporation	372,000	$19,068,720
Royal Dutch Petroleum Company - New York Shares (f)	20,000	1,147,600

		29,511,950
Oil & Gas - Machinery/Equipment 2.0%
Cooper Cameron Corporation (b)	135,000	7,264,350
Oil & Gas - United States Exploration & Production 0.9%
Devon Energy Corporation	28,000	1,089,760
Kerr McGee Corporation	7,000	404,530
Unocal Corporation	40,200	1,738,248

		3,232,538
Paper & Paper Products 0.3%
MeadWestvaco Corporation	12,000	406,680
OfficeMax, Inc.	10,000	313,800
Smurfit-Stone Container Corporation (b)	20,000	373,600

		1,094,080
Pollution Control - Services 1.2%
Waste Management, Inc.	147,000	4,401,180
Retail - Department Stores 0.8%
Federated Department Stores, Inc.	25,000	1,444,750
May Department Stores Company	44,793	1,316,914

		2,761,664
Retail - Miscellaneous 0.1%
Blockbuster, Inc. Class A (f)	16,845	160,701
Blockbuster, Inc. Class B	16,845	148,404

		309,105
Retail - Restaurants 1.5%
McDonald’s Corporation	163,000	5,225,780
Retail - Super/Mini Markets 2.4%
Albertson’s, Inc. (f)	20,000	477,600
The Kroger Company (b)	445,000	7,805,300
Safeway, Inc. (b)	27,000	532,980

		8,815,880
Retail/Wholesale - Office Supplies 0.1%
Office Depot, Inc. (b)	17,000	295,120
Telecommunications - Services 4.6%
AT&T Corporation	47,000	895,820
BellSouth Corporation	98,000	2,723,420
CenturyTel, Inc.	9,000	319,230
Commonwealth Telephone Enterprises, Inc. (b)(f)	5,000	248,300
Qwest Communications International, Inc. (b)	60,000	266,400
SBC Communications, Inc.	174,000	4,483,980
Sprint Corporation	51,000	1,267,350
Verizon Communications, Inc.	155,000	6,279,050

		16,483,550
Telecommunications - Wireless Equipment 1.4%
Nokia Corporation Sponsored ADR	330,000	5,171,100
Telecommunications - Wireless Services 0.3%
ALLTEL Corporation	19,000	1,116,440
Tobacco 1.5%
Altria Group, Inc.	55,000	3,360,500
Loews Corp - Carolina Group	67,700	1,959,915

		5,320,415
Transportation - Air Freight 0.3%
FedEx Corporation	12,000	1,181,880

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Transportation - Rail 0.3%
Burlington Northern Santa Fe Corporation	24,800	$1,173,289
Utility - Electric Power 5.0%
Consolidated Edison, Inc. (f)	27,000	1,181,250
DTE Energy Company	51,000	2,199,630
Dominion Resources, Inc.	28,000	1,896,720
Duke Energy Corporation	70,000	1,773,100
Entergy Corporation	23,500	1,588,365
Exelon Corporation	52,400	2,309,268
FPL Group, Inc.	26,600	1,988,350
FirstEnergy Corporation	20,000	790,200
Progress Energy, Inc.	14,000	633,360
Public Service Enterprise Group, Inc. (f)	31,000	1,604,870
SCANA Corporation (f)	17,000	669,800
The Southern Company	42,000	1,407,840

		18,042,753
Utility - Gas Distribution 2.1%
CenterPoint Energy, Inc. (f)	299,400	3,383,220
KeySpan Corporation	25,600	1,009,920
NiSource, Inc.	27,000	615,060
Sempra Energy	31,500	1,155,420
Vectren Corporation	56,700	1,519,560

		7,683,180

Total Common Stocks (Cost $279,774,701)		338,360,347

Short-Term Investments (a) 8.8%
Collateral Received for Securities Lending 2.5%
Navigator Prime Portfolio	9,099,275	9,099,275
Repurchase Agreements (c) 6.3%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $20,903,745); Collateralized by: United States Government & Agency Issues	$20,900,000	20,900,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,647,117); Collateralized by: United States Government & Agency Issues	1,647,000	1,647,000

Total Repurchase Agreements		22,547,000

Total Short-Term Investments (Cost $31,646,275)		31,646,275

Total Investments in Securities (Cost $311,420,976) 102.7%		370,006,622
Other Assets and Liabilities, Net (2.7%)		(9,884,021)

Net Assets 100.0%		$360,122,601

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	850	188,691
Options closed	(850)	(188,691)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG ADVISOR ENDEAVOR LARGE CAP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.9%
Apparel - Shoes & Related Manufacturing 0.8%
NIKE, Inc. Class B	3,990	$361,853
Banks - Money Center 1.0%
The Bank of New York Company, Inc.	13,050	436,131
Banks - Super Regional 1.4%
Wachovia Corporation	12,130	638,038
Chemicals - Basic 2.2%
The Dow Chemical Company	19,450	962,970
Computer - Data Storage 3.8%
EMC Corporation (b)	113,950	1,694,437
Computer - Local Networks 0.7%
Juniper Networks, Inc. (b)	12,160	330,630

Computer - Manufacturers 3.9%
Apple Computer, Inc. (b)	3,180	204,792
Dell, Inc. (b)	36,680	1,545,695

		1,750,487
Computer Software - Enterprise 2.7%
Oracle Systems Corporation (b)	86,280	1,183,762
Diversified Operations 5.1%
General Electric Company	44,440	1,622,060
Honeywell International, Inc.	17,760	628,882

		2,250,942
Electronics - Semiconductor Manufacturing 6.6%
Advanced Micro Devices, Inc. (b)	19,300	424,986
Altera Corporation (b)	26,900	556,830
Marvell Technology Group, Ltd. (b)	23,170	821,840
Texas Instruments, Inc.	46,620	1,147,784

		2,951,440
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	10,610	486,150
Food - Confectionery 1.0%
William Wrigley, Jr. Company	6,150	425,519
Household - Consumer Electronics 1.4%
Harman International Industries, Inc.	4,860	617,220
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation	14,710	760,801
Internet - Content 5.1%
Yahoo! Inc. (b)	60,340	2,273,611
Internet - E*Commerce 2.1%
eBay, Inc. (b)	7,950	924,426
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	2,930	140,640
Leisure - Services 0.5%
Royal Caribbean Cruises, Ltd.	4,180	227,559
Leisure - Toys/Games/Hobby 2.2%
Marvel Enterprises, Inc. (b)	47,882	980,623

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Media - Cable TV 1.7%
EchoStar Communications Corporation Class A	23,420	$778,481
Medical - Biomedical/Biotechnology 2.5%
Genzyme Corporation (b)	19,260	1,118,428
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	36,930	1,102,730
Medical - Health Maintenance Organizations 4.1%
WellPoint, Inc. (b)	15,715	1,807,225
Medical - Products 6.9%
Alcon, Inc.	13,060	1,052,636
Boston Scientific Corporation (b)	24,700	878,085
Medtronic, Inc.	22,820	1,133,469

		3,064,190
Medical - Systems/Equipment 1.5%
Fisher Scientific International, Inc. (b)	10,830	675,575
Metal Ores - Gold/Silver 1.6%
Placer Dome, Inc.	37,030	698,386
Metal Ores - Miscellaneous 2.9%
Phelps Dodge Corporation	12,830	1,269,144
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	6,410	274,156
Oil & Gas - Drilling 1.3%
Transocean, Inc. (b)	13,380	567,178
Oil & Gas - Field Services 2.6%
Halliburton Company	28,920	1,134,821
Oil & Gas - Production/Pipeline 2.2%
The Williams Companies, Inc.	59,520	969,581
Oil & Gas - United States Exploration & Production 1.3%
Noble Energy, Inc.	9,360	577,138
Paper & Paper Products 1.2%
Smurfit-Stone Container Corporation (b)	29,040	542,467
Real Estate Operations 0.6%
The St. Joe Company	3,900	250,380
Retail - Drug Stores 1.5%
CVS Corporation	14,590	657,571
Retail - Major Discount Chains 2.1%
Target Corporation	18,160	943,049
Retail/Wholesale - Office Supplies 2.5%
Staples, Inc.	33,030	1,113,441
Telecommunications - Equipment 1.3%
Lucent Technologies, Inc. (b)	156,850	589,756
Telecommunications - Services 4.6%
Sprint Corporation	81,580	$2,027,263
Telecommunications - Wireless Equipment 5.3%
Motorola, Inc.	56,690	975,068
QUALCOMM, Inc.	20,500	869,200
Research in Motion, Ltd. (b)	6,350	523,367

		2,367,635
Telecommunications - Wireless Services 0.8%
NII Holdings, Inc. Class B (b)	7,410	351,604
Transportation - Airline 1.7%
Southwest Airlines Company	46,120	750,834

Total Common Stocks (Cost $35,734,445)		43,028,272

Short-Term Investments (a) 2.9%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $1,000,179); Collateralized by: United States Government & Agency Issues	$1,000,000	1,000,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $281,720); Collateralized by: United States Government & Agency Issues	281,700	281,700

Total Short-Term Investments (Cost $1,281,700)		1,281,700

Total Investments in Securities (Cost $37,016,145) 99.8%		44,309,972
Other Assets and Liabilities, Net 0.2%		72,073

Net Assets 100.0%		$44,382,045

STRONG ADVISOR FOCUS FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.2%
Beverages - Soft Drinks 0.6%
Cott Corporation (b)	585	$14,467
Commercial Services - Advertising 1.7%
Greenfield Online, Inc. (b)	2,000	43,980
Commercial Services - Miscellaneous 3.4%
Paychex, Inc.	2,490	84,859
Commercial Services - Schools 3.7%
Apollo Group, Inc. Class A (b)	875	70,621
Corinthian Colleges, Inc. (b)	1,225	23,085

		93,706
Computer - Local Networks 3.6%
Polycom, Inc. (b)	3,850	89,782
Computer - Manufacturers 6.7%
Dell, Inc. (b)	4,000	168,560
Computer Software - Education/Entertainment 1.4%
Electronic Arts, Inc. (b)	595	36,700

STRONG ADVISOR FOCUS FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer Software - Enterprise 1.1%
Mercury Interactive Corporation (b)	615	$28,013
Electronics - Semiconductor Manufacturing 5.4%
Analog Devices, Inc.	900	33,228
Microchip Technology, Inc.	2,400	63,984
SiRF Technology Holdings, Inc. (b)	3,030	38,542

		135,754
Finance - Mortgage & Related Services 3.3%
Countrywide Financial Corporation	2,270	84,013
Financial Services - Miscellaneous 6.1%
First Marblehead Corporation (b)	2,710	152,437
Internet - Content 1.7%
Google, Inc. Class A (b)	220	42,482
Internet - E*Commerce 7.5%
Arbinet-thexchange, Inc. (b)	100	2,485
eBay, Inc. (b)	1,600	186,048

		188,533
Internet - Network Security/Solutions 4.8%
Digital River, Inc. (b)	2,900	120,669
Medical - Biomedical/Biotechnology 4.4%
Gilead Sciences, Inc. (b)	3,145	110,044
Medical - Products 10.1%
C.R. Bard, Inc.	1,310	83,814
INAMED Corporation (b)	1,220	77,165
St. Jude Medical, Inc. (b)	2,200	92,246

		253,225
Medical/Dental - Supplies 3.6%
Kinetic Concepts, Inc. (b)	1,180	90,034
Oil & Gas - Machinery/Equipment 1.6%
Smith International, Inc. (b)	740	40,263
Oil & Gas - United States Exploration & Production 2.5%
XTO Energy, Inc.	1,750	61,915
Retail - Leisure Product 3.0%
Dick’s Sporting Goods, Inc. (b)	2,160	75,924
Retail - Miscellaneous 11.0%
PETCO Animal Supplies, Inc. (b)	4,265	168,382
PETsMART, Inc.	3,080	109,432

		277,814
Retail - Restaurants 1.3%
Texas Roadhouse, Inc. Class A (b)	1,070	31,618
Retail/Wholesale - Building Products 4.1%
Hughes Supply, Inc.	3,210	103,844
Telecommunications - Equipment 2.6%
Dycom, Industries, Inc. (b)	280	8,546
InPhonic, Inc. (b)	2,040	56,059

		64,605

Total Common Stocks (Cost $1,689,186)		2,393,241

Short-Term Investments (a) 4.5%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $114,108); Collateralized by: United States Government & Agency Issues	$114,100	$114,100

Total Short-Term Investments (Cost $114,100)		114,100

Total Investments in Securities (Cost $1,803,286) 99.7%		2,507,341
Other Assets and Liabilities, Net 0.3%		6,453

Net Assets 100.0%		$2,513,794

STRONG ADVISOR INTERNATIONAL CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.2%
Australia 2.4%
BHP Billiton, Ltd.	1,800	$21,590
BlueScope Steel, Ltd.	1,800	11,611
iShares MSCI Australia Index Fund	1,300	21,710

		54,911
Belgium 0.8%
Fortis	700	19,322
Brazil 2.9%
Companhia Vale do Rio Doce Sponsored ADR	1,200	34,812
Petroleo Brasileiro SA Petrobras Sponsored ADR	800	31,824

		66,636
Canada 2.8%
Bank of Nova Scotia	700	23,756
Encana Corporation	700	40,022

		63,778
Finland 1.0%
UPM-Kymmene Oyj	1,000	22,089
France 10.8%
BNP Paribas SA	500	36,148
Business Objects SA Sponsored ADR (b)	900	22,806
Essilor International SA	700	54,736
Groupe Danone Sponsored ADR	2,300	42,412
L’Oreal SA	400	30,302
Sanofi-Aventis	350	27,915
Total SA Sponsored ADR	300	32,952

		247,271
Germany 6.5%
E.On AG (b)	400	36,283
Fresenius Medical Care AG (b)	350	28,155
Puma AG	70	19,226
Schering AG (b)	380	28,241
Siemens AG (b)	450	38,026

		149,931
Hong Kong 2.9%
Hutchison Whampoa, Ltd.	3,100	29,017
Swire Pacific, Ltd. A Shares	4,400	36,797

		65,814
Ireland 1.0%
Bank of Ireland	1,400	23,262

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Italy 3.5%
ENI Spa	1,300	$32,518
Telecom Italia Spa	6,951	28,317
UniCredito Italiano Spa	3,400	19,516

		80,351
Japan 20.0%
Canon, Inc. ADR	500	27,130
The Daimaru, Inc.	3,000	24,568
Disco Corporation	600	27,579
East Japan Railway Company	4	22,304
Hitachi, Ltd.	4,500	31,421
House Foods Corporation	1,600	23,140
Isetan Company, Ltd.	900	10,545
iShares MSCI Japan Index Fund	2,000	21,840
Kansai Paint Company, Ltd.	4,000	24,271
Komatsu, Ltd.	3,700	25,984
Mitsubishi Electric Corporation	3,700	18,176
Mitsubishi Heavy Industries, Ltd.	6,100	17,390
Mitsui Sumitomo Insurance Company	4,000	34,912
Nippon Telegraph and Telephone Corporation Sponsored ADR	1,000	22,550
Sharp Corporation	1,500	24,583
Tokyo Gas Company, Ltd.	7,000	28,746
TOTO, Ltd.	3,000	28,709
Toyota Motor Corporation	500	20,540
Uni-Charm Corporation	500	24,046

		458,434
Mexico 2.8%
America Movil ADR Series L	400	20,940
Cemex SA de CV Sponsored ADR	700	25,494
Wal-Mart de Mexico SA de CV	5,400	18,631

		65,065
Netherlands 4.8%
ING Groep NV	1,700	51,329
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	900	23,850
Royal Dutch Petroleum Company - New York Shares	400	22,952
STMicroelectronics NV	600	11,679

		109,810
Singapore 3.7%
DBS Group Holdings, Ltd.	4,600	45,391
Flextronics International, Ltd. (b)	1,700	23,494
Singapore Telecommunications, Ltd.	11,200	16,337

		85,222
South Africa 0.8%
Gold Fields, Ltd. Sponsored ADR	1,400	17,472

South Korea 1.0%
Samsung Electronics Company, Ltd.	50	21,727
Spain 2.6%
Banco Santander Central Hispano SA	2,100	25,986
Telefonica SA Sponsored ADR	614	34,691

		60,677
Sweden 2.1%
Autoliv, Inc.	500	23,917
Sandvik AB	600	24,170

		48,087
Switzerland 6.9%
Nestle SA	115	29,946
Novartis AG Sponsored ADR	700	35,378
Roche Holding AG (non-voting)	200	22,904
UBS AG Registered	420	$35,127
Zurich Financial Services AG (b)	210	34,888

		158,243
United Kingdom 17.9%
BP PLC Sponsored ADR	550	32,120
Boots Group PLC	1,350	16,973
Diageo PLC	1,400	19,951
GlaxoSmithKline PLC Sponsored ADR	600	28,434
HBOS PLC	1,700	27,650
HSBC Holdings PLC	700	11,801
HSBC Holdings PLC (Hong Kong Regulated)	1,200	20,534
iShares MSCI United Kingdom Index Fund	1,200	21,756
Kingfisher PLC	4,200	24,952
Lloyds TSB Group PLC	2,600	23,588
Reed Elsevier PLC	2,500	23,040
Royal Bank of Scotland Group PLC	1,500	50,405
Tesco PLC	5,900	36,410
United Utilities PLC	1,800	21,750
Vodafone Group PLC	18,700	50,662

		410,026

Total Common Stocks (Cost $1,685,777)		2,228,128

Short-Term Investments (a) 2.5%
Repurchase Agreements (c)
United States
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $57,804); Collateralized by: United States Government & Agency Issues	$57,800	57,800

Total Short-Term Investments (Cost $57,800)		57,800

Total Investments in Securities (Cost $1,743,577) 99.7%		2,285,928
Other Assets and Liabilities, Net 0.3%		5,876

Net Assets 100.0%		$2,291,804

STRONG ADVISOR SELECT FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.1%
Banks - Money Center 2.0%
The Bank of New York Company, Inc.	57,200	$1,911,624
Chemicals - Basic 2.3%
The Dow Chemical Company	45,100	2,232,901
Computer - Data Storage 4.3%
EMC Corporation (b)	283,310	4,212,820
Computer - Manufacturers 3.4%
Dell, Inc. (b)	79,565	3,352,869
Computer Software - Enterprise 3.3%
Oracle Systems Corporation (b)	237,500	3,258,500
Diversified Operations 5.1%
General Electric Company	99,080	3,616,420
Honeywell International, Inc.	39,110	1,384,885

		5,001,305

STRONG ADVISOR SELECT FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Semiconductor Manufacturing 5.6%
Altera Corporation (b)	55,600	$1,150,920
Marvell Technology Group, Ltd. (b)	50,300	1,784,141
Texas Instruments, Inc.	101,200	2,491,544

		5,426,605
Household - Consumer Electronics 3.3%
Harman International Industries, Inc.	25,720	3,266,440
Insurance - Property/Casualty/Title 1.1%
The Allstate Corporation	21,410	1,107,325
Internet - Content 5.7%
Yahoo! Inc. (b)	149,140	5,619,595
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	5,800	278,400
Leisure - Services 1.7%
Royal Caribbean Cruises, Ltd.	30,000	1,633,200
Leisure - Toys/Games/Hobby 4.8%
Marvel Enterprises, Inc. (b)	229,755	4,705,382
Media - Cable TV 1.7%
EchoStar Communications Corporation Class A	51,190	1,701,556
Medical - Biomedical/Biotechnology 2.4%
Genzyme Corporation (b)	39,940	2,319,316
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	82,060	2,450,312
Medical - Health Maintenance Organizations 4.5%
WellPoint, Inc. (b)	38,600	4,439,000
Medical - Products 5.5%
Alcon, Inc.	29,200	2,353,520
Medtronic, Inc.	60,000	2,980,200

		5,333,720
Medical - Systems/Equipment 2.5%
Fisher Scientific International, Inc. (b)	38,500	2,401,630
Metal Ores - Gold/Silver 2.6%
Placer Dome, Inc.	134,100	2,529,126
Metal Ores - Miscellaneous 3.9%
Phelps Dodge Corporation	38,160	3,774,787
Oil & Gas - Canadian Exploration & Production 1.6%
Canadian Natural Resources, Ltd.	36,200	1,548,274
Oil & Gas - Field Services 3.2%
Halliburton Company	79,000	3,099,960
Oil & Gas - Machinery/Equipment 1.3%
Grant Prideco, Inc. (b)	64,100	1,285,205
Oil & Gas - Production/Pipeline 2.1%
The Williams Companies, Inc.	129,200	2,104,668
Retail/Wholesale - Office Supplies 2.5%
Staples, Inc.	72,900	$2,457,459
Telecommunications - Equipment 3.1%
Lucent Technologies, Inc. (b)	796,600	2,995,216
Telecommunications - Services 4.6%
Sprint Corporation	179,100	4,450,635
Telecommunications - Wireless Equipment 5.7%
Motorola, Inc.	155,000	2,666,000
QUALCOMM, Inc.	42,100	1,785,040
Research in Motion, Ltd. (b)	13,440	1,107,725

		5,558,765
Telecommunications - Wireless Services 2.5%
NII Holdings, Inc. Class B (b)	51,490	2,443,200

Total Common Stocks (Cost $76,790,529)		92,899,795

Short-Term Investments (a) 4.7%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $3,300,591); Collateralized by: United States Government & Agency Issues	$3,300,000	3,300,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,246,688); Collateralized by: United States Government & Agency Issues	1,246,600	1,246,600

Total Short-Term Investments (Cost $4,546,600)		4,546,600

Total Investments in Securities (Cost $81,337,129) 99.8%		97,446,395
Other Assets and Liabilities, Net 0.2%		238,871

Net Assets 100.0%		$97,685,266

STRONG ADVISOR TECHNOLOGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.9%
Agricultural Operations 1.4%
Syngenta AG ADR (b)	1,000	$21,350
Commercial Services - Security/Safety 3.4%
Mine Safety Appliances Company	1,000	50,700
Computer - Integrated Systems 2.3%
Stratasys, Inc. (b)	1,050	35,238
Computer - IT Services 4.5%
Computer Sciences Corporation (b)	775	43,687
International Business Machines Corporation	240	23,659

		67,346
Computer - Local Networks 1.6%
Brocade Communications Systems, Inc. (b)	3,100	23,684
Computer - Manufacturers 3.3%
Dell, Inc. (b)	1,200	50,568

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR TECHNOLOGY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Software Design 1.8%
Magma Design Automation (b)	1,600	$20,096
Verisity, Ltd. (b)	800	6,560

		26,656
Computer Software - Desktop 5.6%
Microsoft Corporation	1,900	50,749
Sonic Solutions (b)	1,500	33,660

		84,409
Computer Software - Education/Entertainment 4.8%
Activision, Inc. (b)	1,000	20,180
InterVideo, Inc. (b)	2,400	31,752
THQ, Inc. (b)	900	20,646

		72,578
Computer Software - Enterprise 4.3%
FalconStor Software, Inc. (b)	2,100	20,097
Informatica Corporation (b)	2,900	23,548
Nuance Communications, Inc. (b)	5,100	21,114

		64,759
Computer Software - Financial 2.7%
Corillian Corporation (b)	3,900	19,188
Online Resources & Communications Corporation (b)	2,900	22,098

		41,286
Diversified Operations 2.2%
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	1,250	33,125
Electronics - Contract Manufacturing 3.2%
TTM Technologies, Inc. (b)	4,100	48,380
Electronics - Miscellaneous Components 4.4%
Rogers Corporation (b)	850	36,635
TDK Corporation Sponsored ADR	400	29,696

		66,331
Electronics - Parts Distributors 2.1%
Bell Microproducts, Inc. (b)	3,300	31,746
Electronics - Scientific Measuring 1.0%
FEI Company (b)	750	15,750
Electronics - Semiconductor Manufacturing 16.2%
ARM Holdings PLC Sponsored ADR	2,900	17,893
Altera Corporation (b)	1,300	26,910
BE Semiconductor Industries N.V. (b)	5,000	27,950
KLA-Tencor Corporation (b)	975	45,416
Linear Technology Corporation	1,350	52,326
LogicVision, Inc. (b)	2,000	5,860
Pixelworks, Inc. (b)	1,400	15,876
Sigma Designs, Inc. (b)	2,600	25,828
Therma-Wave, Inc. (b)	7,800	26,988

		245,047
Internet - Software 3.0%
Ariba, Inc. (b)	2,733	45,368
Leisure - Movies & Related 4.1%
Avid Technology, Inc. (b)	1,000	61,750
Medical - Drug/Diversified 2.9%
Sanofi-Aventis ADR	1,100	44,055
Medical - Genetics 2.9%
Diversa Corporation (b)	2,100	$18,354
Genencor International, Inc. (b)	1,600	26,240

		44,594
Medical - Products 2.4%
Encore Medical Corporation (b)	5,300	35,987
Medical - Systems/Equipment 3.4%
CTI Molecular Imaging, Inc. (b)	1,000	14,190
Hologic, Inc. (b)	650	17,855
Intuitive Surgical, Inc. (b)	500	20,010

		52,055
Telecommunications - Equipment 4.6%
ADTRAN, Inc.	1,250	23,925
Lucent Technologies, Inc. (b)	12,100	45,496

		69,421
Telecommunications - Wireless Equipment 3.7%
Garmin, Ltd.	400	24,336
Trimble Navigation, Ltd. (b)	950	31,388

		55,724
Telecommunications - Wireless Services 3.1%
America Movil ADR Series L	900	47,115

Total Common Stocks (Cost $1,333,725)		1,435,022

Short-Term Investments (a) 4.4%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $65,605); Collateralized by: United States Government & Agency Issues	$65,600	65,600

Total Short-Term Investments (Cost $65,600)		65,600

Total Investments in Securities (Cost $1,399,325) 99.3%		1,500,622
Other Assets and Liabilities, Net 0.7%		11,312

Net Assets 100.0%		$1,511,934

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 92.0%
Aerospace - Defense Equipment 1.0%
Laureate Education, Inc. (b)	1,145	$50,483
Chemicals - Specialty 1.0%
Symyx Technologies, Inc. (b)	1,650	49,632
Commercial Services - Consulting 1.0%
Navigant Consulting, Inc. (b)	1,980	52,668
Commercial Services - Market Research 2.0%
CoStar Group, Inc. (b)	2,270	104,829
Commercial Services - Schools 1.1%
Bright Horizons Family Solutions, Inc. (b)	895	57,960

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - IT Services 2.5%
Cognizant Technology Solutions Corporation Class A (b)	3,080	$130,376
Computer - Peripheral Equipment 2.0%
Synaptics, Inc. (b)	3,305	101,067
Computer Software - Desktop 1.8%
Sonic Solutions (b)	4,040	90,658
Electronics - Miscellaneous Components 1.3%
Sigmatel, Inc. (b)	1,935	68,751
Electronics - Semiconductor Manufacturing 4.5%
Cree, Inc. (b)	1,400	56,112
FormFactor, Inc. (b)	2,995	81,284
Tessera Technologies, Inc. (b)	2,555	95,072

		232,468
Energy - Other 1.1%
Massey Energy Company	1,655	57,842
Finance - Consumer/Commercial Loans 1.6%
United PanAm Financial Corporation (b)	4,350	82,911
Financial Services - Miscellaneous 2.4%
Investors Financial Services Corporation	2,525	126,199
Insurance - Property/Casualty/Title 1.7%
ProAssurance Corporation (b)	2,260	88,389
Internet - Content 2.3%
Ask Jeeves, Inc. (b)	1,750	46,812
InfoSpace, Inc. (b)	1,525	72,514

		119,326
Internet - E*Commerce 2.5%
Getty Images, Inc. (b)	1,875	129,094
Internet - Network Security/Solutions 3.0%
Equinix, Inc. (b)	2,270	97,020
F5 Networks, Inc. (b)	1,215	59,195

		156,215
Leisure - Hotels & Motels 1.1%
Las Vegas Sands Corporation (b)	1,135	54,480
Leisure - Products 1.0%
Celebrate Express, Inc. (b)	2,765	52,535
Machinery - Construction/Mining 10.7%
A.S.V., Inc. (b)	2,840	136,036
Bucyrus International, Inc. Class A	3,020	122,733
Joy Global, Inc.	3,890	168,943
Terex Corporation (b)	2,650	126,272

		553,984
Medical - Biomedical/Biotechnology 0.7%
Immunicon Corporation (b)	5,500	38,390
Medical - Drug/Diversified 1.0%
MGI Pharma, Inc. (b)	1,780	49,858
Medical - Ethical Drugs 2.1%
Salix Pharmaceuticals, Ltd. (b)	6,272	110,324
Medical - Health Maintenance Organizations 1.6%
Centene Corporation (b)	2,950	$83,632
Medical - Outpatient/Home Care 1.4%
LCA-Vision, Inc.	3,075	71,924
Medical - Products 1.9%
Kyphon, Inc. (b)	3,815	98,274
Medical - Systems/Equipment 3.7%
Foxhollow Technologies, Inc. (b)	4,125	101,434
Ventana Medical Systems, Inc. (b)	1,415	90,546

		191,980
Medical/Dental - Services 1.6%
American Healthways, Inc. (b)	2,488	82,204
Oil & Gas - Machinery/Equipment 1.5%
CARBO Ceramics, Inc.	1,095	75,555
Oil & Gas - United States Exploration & Production 9.1%
KCS Energy, Inc. (b)	3,725	55,055
Penn Virginia Corporation	3,940	159,846
Quicksilver Resources, Inc. (b)	2,810	103,352
Range Resources Corporation	3,210	65,677
Ultra Petroleum Corporation (b)	1,840	88,559

		472,489
Retail - Clothing/Shoes 1.2%
Urban Outfitters, Inc. (b)	1,390	61,716
Retail - Restaurants 5.4%
BJ’S Restaurants, Inc. (b)	5,220	73,080
The Cheesecake Factory, Inc. (b)	3,120	101,306
P.F. Chang’s China Bistro, Inc. (b)	970	54,659
Peets Coffee & Tea, Inc. (b)	1,929	51,061

		280,106
Telecommunications - Wireless Equipment 3.0%
Trimble Navigation, Ltd. (b)	4,635	153,140
Telecommunications - Wireless Services 5.7%
Alamosa Holdings, Inc. (b)	16,630	207,376
Nextel Communications, Inc. Class A (b)	2,920	87,600

		294,976
Transportation - Truck 6.5%
J.B. Hunt Transport Services, Inc.	2,525	113,246
Landstar Systems, Inc. (b)	2,990	220,184

		333,430

Total Common Stocks (Cost $3,434,784)		4,757,865

Short-Term Investments (a) 8.1%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $420,030); Collateralized by: United States Government & Agency Issues	$420,000	420,000

Total Short-Term Investments (Cost $420,000)		420,000

Total Investments in Securities (Cost $3,854,784)100.1%		5,177,865
Other Assets and Liabilities, Net (0.1%)		(3,833)

Net Assets 100.0%		$5,174,032

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR UTILITIES AND ENERGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.0%
Chemicals - Specialty 1.2%
Ashland, Inc.	400	$23,352
Diversified Operations 2.1%
MDU Resources Group, Inc.	1,500	40,020
Oil & Gas - Canadian Exploration & Production 0.4%
Talisman Energy, Inc.	300	8,088
Oil & Gas - Drilling 4.1%
Nabors Industries, Ltd. (b)	500	25,645
Transocean, Inc. (b)	1,300	55,107

		80,752
Oil & Gas - Field Services 5.2%
Schlumberger, Ltd.	1,500	100,425
Oil & Gas - International Integrated 11.9%
BP PLC Sponsored ADR	1,300	75,920
ConocoPhillips	800	69,464
Exxon Mobil Corporation	1,000	51,260
Royal Dutch Petroleum Company - New York Shares	600	34,428

		231,072
Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc.	1,200	19,548
Oil & Gas - United States Exploration & Production 2.2%
Anadarko Petroleum Corporation	600	38,886
Devon Energy Corporation	100	3,892

		42,778
Telecommunications - Services 3.3%
Verizon Communications, Inc.	1,600	64,816
Telecommunications - Services Foreign 3.1%
BCE, Inc.	2,500	60,325
Telecommunications - Wireless Services 0.7%
Vodafone Group PLC Sponsored ADR	500	13,690
Transportation - Ship 0.2%
Teekay Shipping Corporation	100	4,211
Utility - Electric Power 39.0%
American Electric Power Company, Inc.	2,200	75,548
Constellation Energy Group, Inc.	3,700	161,727
Duke Energy Corporation	2,500	63,325
Exelon Corporation	2,600	114,582
FPL Group, Inc.	900	67,275
PNM Resources, Inc.	100	2,529
PPL Corporation	1,500	79,920
TXU Corporation	1,700	109,752
Wisconsin Energy Corporation	2,500	84,275

		758,933
Utility - Gas Distribution 21.6%
Energen Corporation	800	47,160
ONEOK, Inc.	4,800	136,416
Sempra Energy	2,000	73,360
South Jersey Industries, Inc.	400	21,024
Southern Union Company (b)	3,500	83,930
Southwest Gas Corporation	1,700	$43,180
UGI Corporation	400	16,364

		421,434

Total Common Stocks (Cost $1,572,922)		1,869,444

Short-Term Investments (a) 3.0%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04),0.85%, Due 1/03/05 (Repurchase proceeds $58,604); Collateralized by: United States Government & Agency Issues	$58,600	58,600

Total Short-Term Investments (Cost $58,600)		58,600

Total Investments in Securities (Cost $1,631,522)99.0%		1,928,044
Other Assets and Liabilities, Net 1.0%		19,107

Net Assets 100.0%		$1,947,151

STRONG ADVISOR LARGE COMPANY CORE FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.0%
Aerospace - Defense 2.7%
Northrop Grumman Corporation	47,100	$2,560,356
Apparel - Shoes & Related Manufacturing 3.0%
NIKE, Inc. Class B	31,850	2,888,477
Auto Manufacturer 2.4%
Ford Motor Company	159,500	2,335,080
Auto/Truck - Original Equipment 3.0%
Eaton Corporation	39,400	2,850,984
Banks - Super Regional 5.4%
Marshall & Ilsley Corporation	51,450	2,274,090
Wachovia Corporation	56,050	2,948,230

		5,222,320
Building - Paint & Allied Products 3.2%
Sherwin Williams Company	68,700	3,066,081
Building Products - Wood 2.4%
Georgia-Pacific Corporation	61,200	2,293,776
Chemicals - Basic 1.4%
BASF AG Sponsored ADR	18,700	1,346,774
Computer - IT Services 2.5%
Affiliated Computer Services, Inc. Class A (b)	39,500	2,377,505
Computer - Manufacturers 2.0%
Dell, Inc. (b)	45,500	1,917,370
Computer Software - Security 1.0%
Symantec Corporation (b)	35,900	924,784
Cosmetics - Personal Care 1.3%
Kimberly-Clark Corporation	19,000	1,250,390

STRONG ADVISOR LARGE COMPANY CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Scientific Measuring 2.4%
Danaher Corporation	39,400	$2,261,954
Finance - Consumer/Commercial Loans 6.0%
CIT Group, Inc.	73,200	3,354,023
MBNA Corporation	83,750	2,360,913

		5,714,936
Finance - Mortgage & Related Services 1.8%
FHLMC	23,250	1,713,525
Food - Confectionery 1.4%
Hershey Foods Corporation	24,550	1,363,507
Food - Flour & Grain 3.1%
Archer Daniels Midland Company	133,300	2,973,923
Insurance - Diversified 2.9%
Prudential Financial, Inc.	51,250	2,816,700
Insurance - Life 2.3%
MetLife, Inc.	55,150	2,234,127
Insurance - Property/Casualty/Title 2.7%
The Allstate Corporation	49,700	2,570,484
Media - Radio/TV 2.8%
The Walt Disney Company	95,000	2,641,000
Medical - Drug/Diversified 2.6%
Schering AG ADR	33,600	2,494,800
Medical - Health Maintenance Organizations 6.2%
Aetna, Inc.	18,600	2,320,350
UnitedHealth Group, Inc.	41,350	3,640,040

		5,960,390
Medical - Products 2.5%
Alcon, Inc.	29,800	2,401,880
Medical/Dental - Supplies 3.2%
Becton, Dickinson & Company	54,400	3,089,919
Oil & Gas - International Integrated 5.3%
ConocoPhillips	31,050	2,696,072
Exxon Mobil Corporation	46,248	2,370,672

		5,066,744
Oil & Gas - Machinery/Equipment 2.4%
Baker Hughes, Inc.	55,000	2,346,850
Oil & Gas - United States Exploration & Production 4.5%
Burlington Resources, Inc.	66,200	2,879,700
Devon Energy Corporation	36,000	1,401,120

		4,280,820
Retail - Restaurants 2.8%
McDonald’s Corporation	84,800	2,718,688
Retail/Wholesale - Building Products 2.8%
The Home Depot, Inc.	63,300	2,705,442
Steel - Producers 2.3%
Nucor Corporation	42,700	2,234,918
Telecommunications - Wireless Equipment 4.8%
Motorola, Inc.	146,850	$2,525,820
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	66,750	2,101,958

		4,627,778
Utility - Electric Power 2.9%
Edison International	87,250	2,794,618

Total Common Stocks (Cost $80,141,874)		94,046,900

Short-Term Investments (a) 1.9%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04),0.85%, Due 1/03/05 (Repurchase proceeds $1,796,527); Collateralized by: United States Government & Agency Issues	$1,796,400	1,796,400

Total Short-Term Investments (Cost $1,796,400)		1,796,400

Total Investments in Securities (Cost $81,938,274) 99.9%		95,843,300
Other Assets and Liabilities, Net 0.1%		94,388

Net Assets 100.0%		$95,937,688

CURRENCY ABBREVIATIONS

CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	European Euro

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	All or a portion of these securities are held in conjunction with open written option contracts.
(f)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(g)	Restricted and Illiquid security.
(h)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $995,536, $49,742, and $1,288,768, respectively)	$1,353,578	$67,707	$1,869,107
Affiliated Issuers (Cost of $0, $0, and $253,704, respectively)	—	—	412,207
Receivable for Securities Sold	24,688	—	9,031
Receivable for Fund Shares Sold	669	34	7,706
Dividends and Interest Receivable	667	25	795
Other Assets	139	65	212

Total Assets	1,379,741	67,831	2,299,058
Liabilities:
Payable for Securities Purchased	433	42	10,356
Written Options, at Value
(Premiums Received of $252, $0, and $10,369, respectively)	200	—	11,005
Payable for Fund Shares Redeemed	25,572	185	25,624
Payable Upon Return of Securities on Loan	53,057	—	—
Accrued Operating Expenses and Other Liabilities	348	51	535

Total Liabilities	79,610	278	47,520

Net Assets	$1,300,131	$67,553	$2,251,538

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$930,928	$157,904	$1,511,264
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	11,096	(108,316)	2,068
Net Unrealized Appreciation/Depreciation	358,107	17,965	738,206

Net Assets	$1,300,131	$67,553	$2,251,538

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Class A ($ and shares in full)
Net Assets	$73,611,745	$10,309,450	$598,225,839
Capital Shares Outstanding (Unlimited Number Authorized)	3,285,920	742,726	20,496,923
Net Asset Value Per Share	$22.40	$13.88	$29.19

Public Offering Price Per Share ($22.40 divided by .9425,$13.88 divided by .9425, and $29.19 divided by .9425, respectively)	$23.77	$14.73	$30.97

Class B ($ and shares in full)
Net Assets	$37,907,614	$2,990,041	$136,824,800
Capital Shares Outstanding (Unlimited Number Authorized)	1,743,894	221,643	4,849,386
Net Asset Value Per Share	$21.74	$13.49	$28.21

Class C ($ and shares in full)
Net Assets	$26,375,343	$575,274	$157,329,105
Capital Shares Outstanding (Unlimited Number Authorized)	1,213,555	42,633	5,564,960
Net Asset Value Per Share	$21.73	$13.49	$28.27

Class Z ($ and shares in full)
Net Assets	$1,162,236,209	$53,678,011	$1,359,157,826
Capital Shares Outstanding (Unlimited Number Authorized)	51,306,961	3,882,273	46,225,942
Net Asset Value Per Share	$22.65	$13.83	$29.40

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands)

Strong Advisor U.S. Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $311,421)	$370,007
Receivable for Fund Shares Sold	701
Dividends and Interest Receivable	452
Other Assets	43

Total Assets	371,203
Liabilities:
Payable for Fund Shares Redeemed	1,854
Payable Upon Return of Securities on Loan	9,099
Accrued Operating Expenses and Other Liabilities	127

Total Liabilities	11,080

Net Assets	$360,123

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$299,334
Undistributed Net Investment Income (Loss)	32
Accumulated Net Realized Gain (Loss)	2,171
Net Unrealized Appreciation/Depreciation	58,586

Net Assets	$360,123

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

Strong Advisor U.S. Value Fund
Class A ($ and shares in full)
Net Assets	$5,264,414
Capital Shares Outstanding (Unlimited Number Authorized)	283,860
Net Asset Value Per Share	$18.55

Public Offering Price Per Share ($18.55 divided by .9425)	$19.68

Class B ($ and shares in full)
Net Assets	$6,368,645
Capital Shares Outstanding (Unlimited Number Authorized)	343,793
Net Asset Value Per Share	$18.52

Class C ($ and shares in full)
Net Assets	$4,293,731
Capital Shares Outstanding (Unlimited Number Authorized)	232,841
Net Asset Value Per Share	$18.44

Class K ($ and shares in full)
Net Assets	$91,939,878
Capital Shares Outstanding (Unlimited Number Authorized)	4,997,868
Net Asset Value Per Share	$18.40

Class Z ($ and shares in full)
Net Assets	$252,255,933
Capital Shares Outstanding (Unlimited Number Authorized)	13,502,274
Net Asset Value Per Share	$18.68

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except As Noted)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $37,016, $1,803, and $1,744, respectively)	$44,310	$2,507	$2,286
Receivable for Fund Shares Sold	93	—	—
Dividends and Interest Receivable	29	—	4
Other Assets	12	13	10

Total Assets	44,444	2,520	2,300

Liabilities:
Payable for Fund Shares Redeemed	42	—	—
Accrued Operating Expenses and Other Liabilities	20	6	8

Total Liabilities	62	6	8

Net Assets	$44,382	$2,514	$2,292

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$37,244	$5,886	$1,752
Undistributed Net Investment Income (Loss)	—	—	1
Accumulated Net Realized Gain (Loss)	(156)	(4,076)	(3)
Net Unrealized Appreciation/Depreciation	7,294	704	542

Net Assets	$44,382	$2,514	$2,292

Class A ($ and shares in full)
Net Assets	$42,958,690	$1,160,439	$756,757
Capital Shares Outstanding (Unlimited Number Authorized)	3,694,749	164,119	57,504

Net Asset Value Per Share	$11.63	$7.07	$13.16

Public Offering Price Per Share ($11.63 divided by .9425,$7.07 divided by .9425 and $13.16 divided by .9425, respectively)	$12.34	$7.50	$13.96

Class B ($ and shares in full)
Net Assets	$949,653	$1,100,895	$1,217,938
Capital Shares Outstanding (Unlimited Number Authorized)	83,202	158,995	92,730

Net Asset Value Per Share	$11.41	$6.92	$13.13

Class C ($ and shares in full)
Net Assets	$473,702	$252,460	$317,109
Capital Shares Outstanding (Unlimited Number Authorized)	41,526	36,481	24,171

Net Asset Value Per Share	$11.41	$6.92	$13.12

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except As Noted)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $81,337, $1,399, and $3,855, respectively)	$97,446	$1,501	$5,178
Receivable for Fund Shares Sold	260	—	1
Dividends and Interest Receivable	54	—	—
Other Assets	22	22	3

Total Assets	97,782	1,523	5,182

Liabilities:
Payable for Fund Shares Redeemed	70	5	—
Accrued Operating Expenses and Other Liabilities	27	6	8

Total Liabilities	97	11	8

Net Assets	$97,685	$1,512	$5,174

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$79,192	$1,986	$4,450
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	2,384	(575)	(599)
Net Unrealized Appreciation/Depreciation	16,109	101	1,323

Net Assets	$97,685	$1,512	$5,174

Class A ($ and shares in full)
Net Assets	$94,805,424	$763,546	$2,499,638
Capital Shares Outstanding (Unlimited Number Authorized)	10,349,311	107,685	222,245

Net Asset Value Per Share	$9.16	$7.09	$11.25

Public Offering Price Per Share ($9.16 divided by .9425,$7.09 divided by .9425, and $11.25 divided by .9425, respectively)	$9.72	$7.52	$11.94

Class B ($ and shares in full)
Net Assets	$1,800,298	$539,079	$1,517,675
Capital Shares Outstanding (Unlimited Number Authorized)	202,930	77,158	134,984

Net Asset Value Per Share	$8.87	$6.99	$11.24

Class C ($ and shares in full)
Net Assets	$1,079,544	$209,309	$1,156,719
Capital Shares Outstanding (Unlimited Number Authorized)	121,653	30,053	102,780

Net Asset Value Per Share	$8.87	$6.96	$11.25

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Advisor Utilities and Energy Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $1,632)	$1,928
Dividends and Interest Receivable	21
Other Assets	6

Total Assets	1,955

Accrued Operating Expenses and Other Liabilities	8

Net Assets	$1,947

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,469
Undistributed Net Investment Income (Loss)	3
Accumulated Net Realized Gain (Loss)	178
Net Unrealized Appreciation/Depreciation	297

Net Assets	$1,947

Class A ($ and shares in full)
Net Assets	$1,288,414
Capital Shares Outstanding (Unlimited Number Authorized)	108,375

Net Asset Value Per Share	$11.89

Public Offering Price Per Share ($11.89 divided by .9425)	$12.62

Class B ($ and shares in full)
Net Assets	$374,985
Capital Shares Outstanding (Unlimited Number Authorized)	31,885

Net Asset Value Per Share	$11.76

Class C ($ and shares in full)
Net Assets	$283,752
Capital Shares Outstanding (Unlimited Number Authorized)	24,181

Net Asset Value Per Share	$11.73

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Advisor Large Company Core Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $81,938)	$95,843
Receivable for Fund Shares Sold	89
Dividends and Interest Receivable	112
Other Assets	24

Total Assets	96,068

Liabilities:
Payable for Fund Shares Redeemed	100
Accrued Operating Expenses and Other Liabilities	30

Total Liabilities	130

Net Assets	$95,938

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$80,707
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	1,326
Net Unrealized Appreciation/Depreciation	13,905

Net Assets	$95,938

Class A ($ and shares in full)
Net Assets	$55,120,560
Capital Shares Outstanding (Unlimited Number Authorized)	5,026,244

Net Asset Value Per Share	$10.97

Public Offering Price Per Share ($10.97 divided by .9425)	$11.64

Class B ($ and shares in full)
Net Assets	$9,103,370
Capital Shares Outstanding (Unlimited Number Authorized)	848,241

Net Asset Value Per Share	$10.73

Class C ($ and shares in full)
Net Assets	$7,456,583
Capital Shares Outstanding (Unlimited Number Authorized)	695,324

Net Asset Value Per Share	$10.72

Class K ($ and shares in full)
Net Assets	$24,257,175
Capital Shares Outstanding (Unlimited Number Authorized)	2,192,221

Net Asset Value Per Share	$11.07

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $74, $3, and $423, respectively)	$12,178	$224	$9,651
Dividends – Affiliated Issuers	—	—	631
Interest	960	21	1,502

Total Income	13,138	245	11,784

Expenses (Note 4):
Investment Advisory Fees	10,660	481	15,396
Administrative Fees	4,264	192	6,158
Custodian Fees	82	13	157
Shareholder Servicing Costs	3,093	304	5,103
Reports to Shareholders	406	87	708
12b-1 Fees	862	58	4,239
Other	526	92	666

Total Expenses before Expense Waivers and Offsets	19,893	1,227	32,427
Expense Waivers and Offsets	(544)	(33)	(832)

Expenses, Net	19,349	1,194	31,595

Net Investment Income (Loss)	(6,211)	(949)	(19,811)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	215,028	10,458	277,265
Foreign Currencies	7	—	—
Written Options	—	—	(6,948)

Net Realized Gain (Loss)	215,035	10,458	270,317
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(86,255)	1,475	119,110
Foreign Currencies	5	—	—
Written Options	52	—	1,248

Net Change in Unrealized Appreciation/Depreciation	(86,198)	1,475	120,358

Net Gain (Loss) on Investments	128,837	11,933	390,675

Net Increase (Decrease) in Net Assets Resulting from Operations	$122,626	$10,984	$370,864

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Advisor U.S. Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $3)	$8,039
Interest	168

Total Income	8,207

Expenses (Note 4):
Investment Advisory Fees	1,812
Administrative Fees	947
Custodian Fees	27
Shareholder Servicing Costs	1,000
Reports to Shareholders	257
12b-1 Fees	112
Other	199

Total Expenses before Expense Waivers and Offsets	4,354
Expense Waivers and Offsets	(210)

Expenses, Net	4,144

Net Investment Income (Loss)	4,063

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	30,629
Futures Contracts	(15)
Written Options	33

Net Realized Gain (Loss)	30,647
Net Change in Unrealized Appreciation/Depreciation on Investments	9,863

Net Gain (Loss) on Investments	40,510

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,573

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $3, $0, and $4, respectively)	$280	$5	$40
Interest	8	1	1

Total Income	288	6	41
Expenses (Note 4):
Investment Advisory Fees	298	19	13
Administrative Fees	119	8	5
Custodian Fees	7	3	6
Shareholder Servicing Costs	80	6	4
12b-1 Fees	109	17	13
Professional Fees	20	14	15
Federal and State Registration Fees	36	40	34
Other	15	2	3

Total Expenses before Expense Waivers and Offsets	684	109	93
Expense Waivers and Offsets	(15)	(53)	(93)

Expenses, Net	669	56	—

Net Investment Income (Loss)	(381)	(50)	41
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	5,706	499	81
Net Change in Unrealized Appreciation/Depreciation on Investments	821	(36)	215

Net Gain (Loss) on Investments	6,527	463	296

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,146	$413	$337

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $5, $0, and $0, respectively)	$387	$7	$6
Interest	27	1	1

Total Income	414	8	7
Expenses (Note 4):
Investment Advisory Fees	593	11	40
Administrative Fees	237	5	16
Custodian Fees	9	2	6
Shareholder Servicing Costs	158	3	11
12b-1 Fees	211	9	34
Professional Fees	25	14	15
Federal and State Registration Fees	38	39	35
Other	17	2	5

Total Expenses before Expense Waivers and Offsets	1,288	85	162
Expenses Waivers and Offsets	(29)	(58)	(34)

Expenses, Net	1,259	27	128

Net Investment Income (Loss)	(845)	(19)	(121)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	14,045	188	(352)
Net Change in Unrealized Appreciation/Depreciation on Investments	372	(221)	425

Net Gain (Loss) on Investments	14,417	(33)	73

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,572	$(52)	$(48)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Advisor Utilities and Energy Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $4)	$251
Interest	4

Total Income	255

Expenses (Note 4):
Investment Advisory Fees	68
Administrative Fees	27
Custodian Fees	5
Shareholder Servicing Costs	18
12b-1 Fees	26
Professional Fees	15
Federal and State Registration Fees	36
Other	3

Total Expenses before Expense Waivers and Offsets	198
Expense Waivers and Offsets	(4)

Expenses, Net	194

Net Investment Income (Loss)	61

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	2,964
Net Change in Unrealized Appreciation/Depreciation on Investments	(1,242)

Net Gain (Loss) on Investments	1,722

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,783

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Advisor Large Company Core Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $4)	$1,399
Interest	67

Total Income	1,466

Expenses (Note 4):
Investment Advisory Fees	794
Administrative Fees	303
Custodian Fees	11
Shareholder Servicing Costs	214
12b-1 Fees	310
Other	127

Total Expenses before Expense Waivers and Offsets	1,759
Expense Waivers and Offsets	(220)

Expenses, Net	1,539

Net Investment Income (Loss)	(73)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	9,068
Net Change in Unrealized Appreciation/Depreciation on Investments	848

Net Gain (Loss) on Investments	9,916

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,843

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(6,211)	$(7,290)	$(949)	$(1,218)
Net Realized Gain (Loss)	215,035	76,043	10,458	11,159
Net Change in Unrealized Appreciation/Depreciation	(86,198)	450,650	1,475	16,288

Net Increase (Decrease) in Net Assets Resulting from Operations	122,626	519,403	10,984	26,229
Distributions:
From Net Realized Gains:
Class A	(5,224)	—	—	—
Class B	(2,711)	—	—	—
Class C	(1,934)	—	—	—
Class Z	(81,830)	—	—	—

Total Distributions	(91,699)	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(321,774)	(384,712)	(14,748)	(29,181)

Total Increase (Decrease) in Net Assets	(290,847)	134,691	(3,764)	(2,952)
Net Assets:
Beginning of Year	1,590,978	1,456,287	71,317	74,269

End of Year	$1,300,131	$1,590,978	$67,553	$71,317

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(19,811)	$(9,098)
Net Realized Gain (Loss)	270,317	82,632
Net Change in Unrealized Appreciation/Depreciation	120,358	595,643

Net Increase (Decrease) in Net Assets Resulting from Operations	370,864	669,177
Distributions:
From Net Investment Income:
Class A	—	(248)
Class B	—	(48)
Class C	—	(61)
Class Z	—	(436)
From Net Realized Gains:
Class A	(65,935)	(15,533)
Class B	(15,208)	(2,975)
Class C	(17,606)	(3,815)
Class Z	(142,847)	(27,278)

Total Distributions	(241,596)	(50,394)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,499)	339,695

Total Increase (Decrease) in Net Assets	125,769	958,478
Net Assets:
Beginning of Year	2,125,769	1,167,291

End of Year	$2,251,538	$2,125,769

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$4,063	$1,864
Net Realized Gain (Loss)	30,647	11,073
Net Change in Unrealized Appreciation/Depreciation	9,863	49,990

Net Increase (Decrease) in Net Assets Resulting from Operations	44,573	62,927

Distributions:
From Net Investment Income:
Class A	(46)	(36)
Class B	(19)	(11)
Class C	(9)	(9)
Class K	(1,196)	(523)
Class Z	(2,578)	(1,255)
From Net Realized Gains:
Class A	(352)	—
Class B	(435)	—
Class C	(299)	—
Class K	(5,975)	—
Class Z	(16,835)	—

Total Distributions	(27,744)	(1,834)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	83,023	(16,592)

Total Increase (Decrease) in Net Assets	99,852	44,501

Net Assets:
Beginning of Year	260,271	215,770

End of Year	$360,123	$260,271

Undistributed Net Investment Income (Loss)	$32	$19

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(381)	$(305)	$(50)	$(47)
Net Realized Gain (Loss)	5,706	3,624	499	225
Net Change in Unrealized Appreciation/Depreciation	821	6,766	(36)	615

Net Increase (Decrease) in Net Assets Resulting from Operations	6,146	10,085	413	793
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	486	(1,142)	(1,019)	(1,326)

Total Increase (Decrease) in Net Assets	6,632	8,943	(606)	(533)

Net Assets:
Beginning of Year	37,750	28,807	3,120	3,653

End of Year	$44,382	$37,750	$2,514	$3,120

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$41	$22	$(845)	$(745)
Net Realized Gain (Loss)	81	(12)	14,045	8,935
Net Change in Unrealized Appreciation/Depreciation	215	342	372	15,584

Net Increase (Decrease) in Net Assets Resulting from Operations	337	352	13,572	23,774
Distributions:
From Net Investment Income:
Class A	(14)	(7)	—	—
Class B	(23)	(10)	—	—
Class C	(6)	(3)	—	—
From Net Realized Gains:
Class A	(15)	—	(5,514)	—
Class B	(23)	—	(108)	—
Class C	(6)	—	(66)	—

Total Distributions	(87)	(20)	(5,688)	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	547	562	7,544	2,173

Total Increase (Decrease) in Net Assets	797	894	15,428	25,947
Net Assets:
Beginning of Year	1,495	601	82,257	56,310

End of Year	$2,292	$1,495	$97,685	$82,257

Undistributed Net Investment Income (Loss)	$1	$2	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(19)	$(39)	$(121)	$(58)
Net Realized Gain (Loss)	188	435	(352)	(68)
Net Change in Unrealized Appreciation/Depreciation	(221)	787	425	890

Net Increase (Decrease) in Net Assets Resulting from Operations	(52)	1,183	(48)	764
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(629)	(479)	(315)	4,011

Total Increase (Decrease) in Net Assets	(681)	704	(363)	4,775
Net Assets:
Beginning of Year	2,193	1,489	5,537	762

End of Year	$1,512	$2,193	$5,174	$5,537

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Advisor Utilities and Energy Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$61	$185
Net Realized Gain (Loss)	2,964	134
Net Change in Unrealized Appreciation/Depreciation	(1,242)	1,523

Net Increase (Decrease) in Net Assets Resulting from Operations	1,783	1,842
Distributions:
From Net Investment Income:
Class A	(47)	(180)
Class B	(7)	(2)
Class C	(5)	(2)
From Net Realized Gains:
Class A	(663)	—
Class B	(30)	—
Class C	(22)	—

Total Distributions	(774)	(184)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,377)	2,271

Total Increase (Decrease) in Net Assets	(8,368)	3,929
Net Assets:
Beginning of Year	10,315	6,386

End of Year	$1,947	$10,315

Undistributed Net Investment Income (Loss)	$3	$1

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(73)	$23
Net Realized Gain (Loss)	9,068	2,100
Net Change in Unrealized Appreciation/Depreciation	848	13,076

Net Increase (Decrease) in Net Assets Resulting from Operations	9,843	15,199
Distributions:
From Net Investment Income:
Class A	—	(20)
Class K	—	(46)
From Net Realized Gains:
Class A	(4,798)	(62)
Class B	(759)	(7)
Class C	(636)	(6)
Class K	(2,151)	(33)

Total Distributions	(8,344)	(174)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,266)	92,004

Total Increase (Decrease) in Net Assets	(20,767)	107,029
Net Assets:
Beginning of Year	116,705	9,676

End of Year	$95,938	$116,705

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR COMMON STOCK FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.98		$15.87	$19.71		$20.15	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.14	)(d)	(0.10)	(0.08	)(d)	(0.04)	(0.00	)(e)
Net Realized and Unrealized Gains (Losses) on Investments	2.21		6.21	(3.76)		(0.36)	1.28

Total from Investment Operations	2.07		6.11	(3.84)		(0.40)	1.28
Less Distributions:
From Net Investment Income	—		—	—		—	(0.03)
From Net Realized Gains	(1.65)		—	—		(0.04)	—

Total Distributions	(1.65)		—	—		(0.04)	(0.03)

Net Asset Value, End of Period	$22.40		$21.98	$15.87		$19.71	$20.15

Ratios and Supplemental Data
Total Return(f)	+9.67%		+38.50%	–19.48%		–1.99%	+6.78%
Net Assets, End of Period (In Millions)	$74		$81	$46		$28	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%	1.6%		1.6%	1.6	%*
Ratio of Expenses to Average Net Assets	1.5%		1.5%	1.6%		1.6%	1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%		(0.6)%	(0.5)%		(0.5)%	(0.2	)%*
Portfolio Turnover Rate(h)	41.6%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.67	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.29	)(d)	(0.24)	(0.22	)(d)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.15		6.10	(3.73)		(0.41)	1.28

Total from Investment Operations	1.86		5.86	(3.95)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	(1.65)		—	—		(0.04)	—

Total Distributions	(1.65)		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.74		$21.53	$15.67		$19.62	$20.16

Ratios and Supplemental Data
Total Return(f)	+8.89%		+37.40%	–20.13%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$38		$39	$24		$16	$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.3%		2.4%	2.4%		2.5%	2.0%*
Ratio of Expenses to Average Net Assets	2.3%		2.3%	2.4%		2.3%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(h)	41.6%		41.8%	64.9%		89.3%	95.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR COMMON STOCK FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.68	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.30	)(d)	(0.25)	(0.22	)(d)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.15		6.10	(3.72)		(0.41)	1.28

Total from Investment Operations	1.85		5.85	(3.94)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	(1.65)		—	—		(0.04)	—

Total Distributions	(1.65)		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.73		$21.53	$15.68		$19.62	$20.16

Ratios and Supplemental Data
Total Return(e)	+8.84%		+37.31%	–20.08%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$26		$34	$23		$15	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.4%	2.4%		2.4%	2.0%*
Ratio of Expenses to Average Net Assets	2.3%		2.3%	2.4%		2.2%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(g)	41.6%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS Z
	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$22.15		$15.97	$19.78		$20.16	$25.21
Income From Investment Operations:
Net Investment Income (Loss)	(0.08	)(d)	(0.09)	(0.05	)(d)	(0.02)	0.04
Net Realized and Unrealized Gains (Losses) on Investments	2.23		6.27	(3.76)		(0.32)	(0.59)

Total from Investment Operations	2.15		6.18	(3.81)		(0.34)	(0.55)
Less Distributions:
From Net Investment Income	—		—	—		—	(0.04)
From Net Realized Gains	(1.65)		—	—		(0.04)	(4.46)

Total Distributions	(1.65)		—	—		(0.04)	(4.50)

Net Asset Value, End of Period	$22.65		$22.15	$15.97		$19.78	$20.16

Ratios and Supplemental Data
Total Return(e)	+9.96%		+38.70%	–19.26%		–1.70%	–1.20%
Net Assets, End of Period (In Millions)	$1,162		$1,437	$1,363		$1,703	$1,719
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%		1.4%	1.3%		1.3%	1.2%
Ratio of Expenses to Average Net Assets	1.3%		1.4%	1.3%		1.3%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%		(0.4)%	(0.3)%		(0.1)%	0.2%
Portfolio Turnover Rate(g)	41.6%		41.8%	64.9%		89.3%	95.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.72		$8.71		$13.95		$20.22		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.17	)(d)	(0.13	)(d)	(0.14	)(d)	(0.22	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.33		3.14		(5.10)		(6.05)		2.52

Total from Investment Operations	2.16		3.01		(5.24)		(6.27)		2.51
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	—

Total Distributions	—		—		—		(0.00	)(e)	—

Net Asset Value, End of Period	$13.88		$11.72		$8.71		$13.95		$20.22

Ratios and Supplemental Data
Total Return(f)	+18.43%		+34.56%		–37.56%		–30.98%		+14.16%
Net Assets, End of Period (In Millions)	$10		$10		$6		$7		$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.8%		1.7%		1.6%		1.8%		1.7	%*
Ratio of Expenses to Average Net Assets	1.7%		1.6%		1.6%		1.8%		1.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.3)%		(1.3)%		(1.4)%		(1.3	)%*
Portfolio Turnover Rate(g)	192.3%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.89		$20.21		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(d)	(0.22	)(d)	(0.23	)(d)	(0.28	)(d)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.27		3.09		(5.07)		(6.04)		2.52

Total from Investment Operations	2.03		2.87		(5.30)		(6.32)		2.50
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	—

Total Distributions	—		—		—		(0.00	)(e)	—

Net Asset Value, End of Period	$13.49		$11.46		$8.59		$13.89		$20.21

Ratios and Supplemental Data
Total Return(f)	+17.71%		+33.41%		–38.16%		–31.25%		+14.11%
Net Assets, End of Period (In Millions)	$3		$3		$2		$3		$0	(h)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.5%		2.6%		2.6%		2.9%		2.0	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.0)%		(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(g)	192.3%		249.6%		526.6%		650.0%		683.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.88		$20.20		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(d)	(0.21	)(d)	(0.23	)(d)	(0.28	)(d)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.27		3.08		(5.06)		(6.04)		2.51

Total from Investment Operations	2.03		2.87		(5.29)		(6.32)		2.49
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	—

Total Distributions	—		—		—		(0.00	)(e)	—

Net Asset Value, End of Period	$13.49		$11.46		$8.59		$13.88		$20.20

Ratios and Supplemental Data
Total Return(f)	+17.71%		+33.41%		–38.11%		–31.27%		+14.06%
Net Assets, End of Period (In Millions)	$1		$1		$1		$1		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.6%		2.5%		2.8%		2.0	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.4%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.0)%		(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(h)	192.3%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS Z

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.68		$8.70		$13.97		$20.21		$23.25
Income From Investment Operations:
Net Investment Income (Loss)	(0.18	)(d)	(0.14	)(d)	(0.16	)(d)	(0.19)		(0.15)
Net Realized and Unrealized Gains (Losses) on Investments	2.33		3.12		(5.11)		(6.05)		(1.90)

Total from Investment Operations	2.15		2.98		(5.27)		(6.24)		(2.05)
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	(0.99)

Total Distributions	—		—		—		(0.00	)(e)	(0.99)

Net Asset Value, End of Period	$13.83		$11.68		$8.70		$13.97		$20.21

Ratios and Supplemental Data
Total Return(f)	+18.41%		+34.25%		–37.72%		–30.86%		–8.47%
Net Assets, End of Period (In Millions)	$54		$58		$65		$128		$185
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%		1.8%		1.8%		1.6%		1.4%
Ratio of Expenses to Average Net Assets	1.8%		1.7%		1.8%		1.6%		1.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.4)%		(1.5)%		(1.2)%		(0.9)%
Portfolio Turnover Rate(h)	192.3%		249.6%		526.6%		650.0%		683.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.40		$18.92		$20.17	$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.27	)(c)	(0.12	)(c)	0.03 (c)	(0.14	)(c)	(0.00	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	5.51		9.26		(1.28)	3.18		1.81

Total from Investment Operations	5.24		9.14		(1.25)	3.04		1.81
Less Distributions:
From Net Investment Income	—		(0.01)		—	—		—
From Net Realized Gains	(3.45)		(0.65)		—	(0.04)		—

Total Distributions	(3.45)		(0.66)		—	(0.04)		—

Net Asset Value, End of Period	$29.19		$27.40		$18.92	$20.17		$17.17

Ratios and Supplemental Data
Total Return(e)	+19.89%		+48.49%		–6.20%	+17.70%		+11.78%
Net Assets, End of Period (In Millions)	$598		$674		$335	$169		$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%	1.6%		1.6	%*
Ratio of Expenses to Average Net Assets	1.5%		1.5%		1.6%	1.6%		1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.0)%		(0.5)%		0.1%	(0.7)%		(0.8	)%*
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%	42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.79		$18.66		$20.05		$17.16		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.47	)(c)	(0.29	)(c)	(0.14	)(c)	(0.25	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	5.34		9.08		(1.25)		3.18		1.81

Total from Investment Operations	4.87		8.79		(1.39)		2.93		1.80
Less Distributions:
From Net Investment Income	—		(0.01)		—		—		—
From Net Realized Gains	(3.45)		(0.65)		—		(0.04)		—

Total Distributions	(3.45)		(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$28.21		$26.79		$18.66		$20.05		$17.16

Ratios and Supplemental Data
Total Return(e)	+18.95%		+47.28%		–6.93%		+17.07%		+11.72%
Net Assets, End of Period (In Millions)	$137		$126		$76		$40		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.3%		2.4%		2.4%		2.5%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%		2.4%		2.4%		2.3%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(1.4)%		(0.7)%		(1.4)%		(0.8	)%*
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%		42.0%		60.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.83		$18.68		$20.07		$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.47	)(c)	(0.28	)(c)	(0.13	)(c)	(0.24	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	5.36		9.09		(1.26)		3.18		1.82

Total from Investment Operations	4.89		8.81		(1.39)		2.94		1.81

Less Distributions:
From Net Investment Income	—		(0.01)		—		—		—
From Net Realized Gains	(3.45)		(0.65)		—		(0.04)		—

Total Distributions	(3.45)		(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$28.27		$26.83		$18.68		$20.07		$17.17

Ratios and Supplemental Data
Total Return(d)	+19.00%		+47.34%		–6.93%		+17.12%		+11.78%
Net Assets, End of Period (In Millions)	$157		$159		$98		$38		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.3%		2.3%		2.4%		2.4%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%		2.3%		2.4%		2.2%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(1.3)%		(0.6)%		(1.4)%		(0.7	)%*
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%		42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS Z

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.53		$18.98		$20.22	$17.17	$13.59
Income From Investment Operations:
Net Investment Income (Loss)	(0.22	)(c)	(0.09	)(c)	0.04 (c)	(0.08)	0.00	(g)
Net Realized and Unrealized Gains (Losses) on Investments	5.54		9.30		(1.28)	3.17	3.58

Total from Investment Operations	5.32		9.21		(1.24)	3.09	3.58

Less Distributions:
From Net Investment Income	—		(0.01)		—	—	—
From Net Realized Gains	(3.45)		(0.65)		—	(0.04)	—

Total Distributions	(3.45)		(0.66)		—	(0.04)	—

Net Asset Value, End of Period	$29.40		$27.53		$18.98	$20.22	$17.17

Ratios and Supplemental Data
Total Return(d)	+20.09%		+48.70%		–6.13%	+17.99%	+26.34%
Net Assets, End of Period (In Millions)	$1,359		$1,167		$659	$541	$249
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%		1.4%		1.5%	1.4%	1.4%
Ratio of Expenses to Average Net Assets	1.4%		1.4%		1.5%	1.4%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%		(0.4)%		0.2%	(0.5)%	0.0	%(g)
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%	42.0%	60.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount calculated is less than $0.005 or 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.65	$13.66	$17.83	$20.65	$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.14	0.12 (d)	0.05	0.00	(e)
Net Realized and Unrealized Gains (Losses) on Investments	2.22	4.00	(2.77)	(2.56)	0.68

Total from Investment Operations	2.42	4.14	(2.65)	(2.51)	0.68
Less Distributions:
From Net Investment Income	(0.18)	(0.15)	(0.16)	(0.06)	(0.02)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)	—

Total Distributions	(1.52)	(0.15)	(1.52)	(0.31)	(0.02)

Net Asset Value, End of Period	$18.55	$17.65	$13.66	$17.83	$20.65

Ratios and Supplemental Data
Total Return(f)	+14.08%	+30.48%	–16.34%	–12.17%	+3.45%
Net Assets, End of Period (In Millions)	$5	$5	$3	$3	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.3%	1.8%	1.3	%*
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.3%	1.8%	1.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.1%	1.0%	0.9%	0.1%	0.1	%*
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%	116.1%	14.4%

STRONG ADVISOR U.S. VALUE FUND—CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.64	$13.67	$17.81	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.03	0.02 (d)	(0.00	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.21	3.98	(2.78)	(2.60)		0.69

Total from Investment Operations	2.28	4.01	(2.76)	(2.60)		0.68
Less Distributions:
From Net Investment Income	(0.06)	(0.04)	(0.02)	—		(0.01)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)		—

Total Distributions	(1.40)	(0.04)	(1.38)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.52	$17.64	$13.67	$17.81		$20.66

Ratios and Supplemental Data
Total Return(f)	+13.20%	+29.37%	–17.01%	–12.60%		+3.43%
Net Assets, End of Period (In Millions)	$6	$5	$3	$2		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	2.2%	2.2%	2.9%		2.0%*
Ratio of Expenses to Average Net Assets	2.1%	2.2%	2.1%	2.3%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.2%	0.1%	(0.4%)		(0.5%)*
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%	116.1%		14.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.56	$13.61	$17.82	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.03	0.02 (d)	(0.00	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.20	3.97	(2.78)	(2.59)		0.69

Total from Investment Operations	2.26	4.00	(2.76)	(2.59)		0.68
Less Distributions:
From Net Investment Income	(0.04)	(0.05)	(0.09)	—		(0.01)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)		—

Total Distributions	(1.38)	(0.05)	(1.45)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.44	$17.56	$13.61	$17.82		$20.66

Ratios and Supplemental Data
Total Return(f)	+13.15%	+29.42%	–17.05%	–12.55%		+3.42%
Net Assets, End of Period (In Millions)	$4	$4	$1	$1		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	2.2%	2.2%	2.4%		2.0%*
Ratio of Expenses to Average Net Assets	2.2%	2.2%	2.2%	2.2%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.3%	0.2%	0.2%	(0.3)%		(0.5)%*
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%	116.1%		14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.52	$13.56	$17.82
Income From Investment Operations:
Net Investment Income (Loss)	0.27	0.16	0.22 (d)
Net Realized and Unrealized Gains (Losses) on Investments	2.21	4.02	(2.81)

Total from Investment Operations	2.48	4.18	(2.59)
Less Distributions:
From Net Investment Income	(0.26)	(0.22)	(0.36)
From Net Realized Gains	(1.34)	—	(1.36)

Total Distributions	(1.60)	(0.22)	(1.72)

Net Asset Value, End of Period	$18.40	$17.52	$13.56

Ratios and Supplemental Data
Total Return(f)	+14.53%	+31.03%	–15.98%
Net Assets, End of Period (In Millions)	$92	$87	$11
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.1%	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.5%	1.3%	1.6%
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS Z

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.77	$13.74	$17.87	$20.65	$21.63	$20.58
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.15	0.05 (c)	0.11	0.03	0.05
Net Realized and Unrealized Gains (Losses) on Investments	2.24	3.99	(2.79)	(2.53)	(0.52)	1.53

Total from Investment Operations	2.44	4.14	(2.74)	(2.42)	(0.49)	1.58
Less Distributions:
From Net Investment Income	(0.19)	(0.11)	(0.03)	(0.11)	(0.03)	(0.05)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)	(0.46)	(0.48)

Total Distributions	(1.53)	(0.11)	(1.39)	(0.36)	(0.49)	(0.53)

Net Asset Value, End of Period	$18.68	$17.77	$13.74	$17.87	$20.65	$21.63

Ratios and Supplemental Data
Total Return(d)	+14.11%	+30.23%	–16.86%	–11.72%	–2.17%	+7.72%
Net Assets, End of Period (In Millions)	$252	$159	$197	$186	$251	$252
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.6%	1.9%	1.2%	1.1%*	1.0%
Ratio of Expenses to Average Net Assets	1.3%	1.6%	1.9%	1.2%	1.1%*	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.2%	0.8%	0.3%	0.6%	0.8%*	0.3%
Portfolio Turnover Rate(e)	46.9%	53.4%	89.8%	116.1%	14.4%	46.5%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.08	$7.55		$10.59		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.07	)(c)	(0.10	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.65	2.60		(2.94)		0.86 (g)

Total from Investment Operations	1.55	2.53		(3.04)		0.85
Less Distributions:
From Net Investment Income	—	—		—		—
From Net Realized Gains	—	—		—		(0.26)

Total Distributions	—	—		—		(0.26)

Net Asset Value, End of Period	$11.63	$10.08		$7.55		$10.59

Ratios and Supplemental Data
Total Return(d)	+15.38%	+33.51%		–28.71%		+8.45%
Net Assets, End of Period (In Millions)	$43	$37		$28		$28
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.7%	1.7%		2.0%		2.4%*
Ratio of Expenses to Average Net Assets	1.7%	1.6%		2.0%		2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%	(0.9)%		(1.2)%		(1.1)%*
Portfolio Turnover Rate(e)	168.3%	234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(g)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97	$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.17)	(0.12	)(c)	(0.12	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.61	2.58		(2.94)		0.87	(d)

Total from Investment Operations	1.44	2.46		(3.06)		0.83
Less Distributions:
From Net Investment Income	—	—		—		—
From Net Realized Gains	—	—		—		(0.26)

Total Distributions	—	—		—		(0.26)

Net Asset Value, End of Period	$11.41	$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return(e)	+14.44%	+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$1	$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.5%	2.5%		4.7%		2.7	%*
Ratio of Expenses to Average Net Assets	2.4%	2.1%		2.2%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%	(1.3)%		(1.4)%		(1.6	)%*
Portfolio Turnover Rate(g)	168.3%	234.1%		420.4%		54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97	$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.18)	(0.12	)(c)	(0.13	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.62	2.58		(2.93)		0.87	(d)

Total from Investment Operations	1.44	2.46		(3.06)		0.83
Less Distributions:
From Net Investment Income	—	—		—		—
From Net Realized Gains	—	—		—		(0.26)

Total Distributions	—	—		—		(0.26)

Net Asset Value, End of Period	$11.41	$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return(e)	+14.44%	+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$0 (f)	$0	(f)	$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.6%	2.6%		4.2%		2.7	%*
Ratio of Expenses to Average Net Assets	2.5%	2.1%		2.3%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%	(1.4)%		(1.5)%		(1.6	)%*
Portfolio Turnover Rate(g)	168.3%	234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.99		$4.79		$6.62		$10.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.12	)(c)	(0.05	)(c)	(0.10	)(c)	(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.20		1.25		(1.73)		(3.57)	0.27

Total from Investment Operations	1.08		1.20		(1.83)		(3.64)	0.26
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$7.07		$5.99		$4.79		$6.62	$10.26

Ratios and Supplemental Data
Total Return(d)	+18.03%		+25.05%		–27.64%		–35.48%	+2.60%
Net Assets, End of Period (In Millions)	$1		$2		$2		$5	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.9%		3.0%		2.9%		3.4%	7.3	%*
Ratio of Expenses to Average Net Assets	2.1%		1.3%		2.1%		1.5%	2.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%		(1.0)%		(1.7)%		(0.9)%	(1.0	)%*
Portfolio Turnover Rate(e)	98.3%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR FOCUS FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(c)	(0.09	)(c)	(0.11	)(c)	(0.08)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.18		1.23		(1.71)		(3.60)	0.24

Total from Investment Operations	1.05		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.92		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return(d)	+17.89%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$1		$1		$1		$2	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	4.7%		3.9%		4.1%		4.6%	8.1	%*
Ratio of Expenses to Average Net Assets	2.3%		2.0%		2.4%		2.4%	3.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1)%		(1.7)%		(2.0)%		(1.7)%	(1.6	)%*
Portfolio Turnover Rate(e)	98.3%		248.9%		350.1%		605.7%	45.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(c)	(0.09	)(c)	(0.11	)(c)	(0.09)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	1.18		1.23		(1.71)		(3.59)	0.25

Total from Investment Operations	1.05		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.92		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return(d)	+17.89%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$1	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	4.7%		3.8%		3.9%		4.3%	8.1	%*
Ratio of Expenses to Average Net Assets	2.3%		1.9%		2.4%		2.4%	4.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1)%		(1.6)%		(2.0)%		(1.7)%	(2.7	)%*
Portfolio Turnover Rate(f)	98.3%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.47		$8.84		$10.41		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.28	(c)	0.18	(c)	(0.06	)(c)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	1.93		2.59		(1.51)		0.44

Total from Investment Operations	2.21		2.77		(1.57)		0.41
Less Distributions:
From Net Investment Income	(0.25)		(0.14)		—		—
From Net Realized Gains	(0.27)		—		—		—

Total Distributions	(0.52)		(0.14)		—		—

Net Asset Value, End of Period	$13.16		$11.47		$8.84		$10.41

Ratios and Supplemental Data
Total Return(d)	+19.38%		+31.38%		–15.08%		+4.10%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	4.8%		7.7%		52.4%		2.2	%*
Ratio of Expenses to Average Net Assets	0.0	%(h)	0.0	%(h)	2.2%		2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%		1.8%		(0.6)%		(1.1	)%*
Portfolio Turnover Rate(f)	28.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(h)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.45		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.28	(c)	0.20	(c)	(0.08	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.92		2.58		(1.50)		0.44

Total from Investment Operations	2.20		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.25)		(0.15)		—		—
From Net Realized Gains	(0.27)		—		—		—

Total Distributions	(0.52)		(0.15)		—		—

Net Asset Value, End of Period	$13.13		$11.45		$8.82		$10.40

Ratios and Supplemental Data
Total Return(d)	+19.32%		+31.58%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.5%		8.6%		52.0%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%		2.0%		(0.8)%		(1.6	)%*
Portfolio Turnover Rate(g)	28.1%		88.1%		46.9%		4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.43		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.28	(c)	0.21	(c)	(0.06	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.93		2.57		(1.52)		0.44

Total from Investment Operations	2.21		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.25)		(0.17)		—		—
From Net Realized Gains	(0.27)		—		—		—

Total Distributions	(0.52)		(0.17)		—		—

Net Asset Value, End of Period	$13.12		$11.43		$8.82		$10.40

Ratios and Supplemental Data
Total Return(d)	+19.44%		+31.52%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.5%		8.4%		52.5%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%		2.1%		(0.7)%		(1.6	)%*
Portfolio Turnover Rate(g)	28.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Amount calculated is less than 0.05%.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.36		$6.10		$7.99		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(b)	(0.07	)(b)	(0.07	)(b)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.47		2.33		(1.81)		(2.00	)(c)

Total from Investment Operations	1.38		2.26		(1.88)		(2.01)

Less Distributions:
From Net Realized Gains	(0.58)		—		(0.01)		—

Total Distributions	(0.58)		—		(0.01)		—

Net Asset Value, End of Period	$9.16		$8.36		$6.10		$7.99

Ratios and Supplemental Data
Total Return(d)	+16.80%		+37.05%		–23.52%		–20.10%
Net Assets, End of Period (In Millions)	$95		$81		$56		$57
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%		4.4%
Ratio of Expenses to Average Net Assets	1.6%		1.6%		1.6%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.0)%		(1.0)%		(1.1)%		(0.8)%
Portfolio Turnover Rate(e)	168.7%		243.6%		437.3%		359.7%

STRONG ADVISOR SELECT FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.94		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.15	)(b)	(0.12	)(b)	(0.12	)(b)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.42		2.28		(1.79)		(1.97	)(c)

Total from Investment Operations	1.27		2.16		(1.91)		(2.06)
Less Distributions:
From Net Realized Gains	(0.58)		—		(0.01)		—

Total Distributions	(0.58)		—		(0.01)		—

Net Asset Value, End of Period	$8.87		$8.18		$6.02		$7.94

Ratios and Supplemental Data
Total Return(d)	+15.82%		+35.88%		–24.04%		–20.60%
Net Assets, End of Period (In Millions)	$2		$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.4%		2.4%		12.4%
Ratio of Expenses to Average Net Assets	2.4%		2.3%		2.4%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(1.8)%		(1.9)%		(1.7)%
Portfolio Turnover Rate(e)	168.7%		243.6%		437.3%		359.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(c)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.93		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(b)	(0.13	)(b)	(0.12	)(b)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	1.43		2.29		(1.78)		(1.97	)(c)

Total from Investment Operations	1.27		2.16		(1.90)		(2.07)
Less Distributions:
From Net Realized Gains	(0.58)		—		(0.01)		—

Total Distributions	(0.58)		—		(0.01)		—

Net Asset Value, End of Period	$8.87		$8.18		$6.02		$7.93

Ratios and Supplemental Data
Total Return(d)	+15.82%		+35.88%		–23.95%		–20.70%
Net Assets, End of Period (In Millions)	$1		$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.5%		2.3%		12.8%
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.3%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%		(1.8)%		(1.8)%		(1.7)%
Portfolio Turnover Rate(f)	168.7%		243.6%		437.3%		359.7%

STRONG ADVISOR TECHNOLOGY FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.43	$4.24		$7.22		$9.27	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10	)(b)	(0.11	)(b)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	(0.25)	3.29		(2.87)		(1.99)	(0.68)

Total from Investment Operations	(0.34)	3.19		(2.98)		(2.04)	(0.73)
Less Distributions:
From Net Investment Income	—	—		—		—	—
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$7.09	$7.43		$4.24		$7.22	$9.27

Ratios and Supplemental Data
Total Return(d)	–4.58%	+75.24%		–41.27%		–21.98%	–7.30%
Net Assets, End of Period (In Millions)	$1	$1		$1		$2	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.2%	3.6%		3.3%		7.0%	17.2%*
Ratio of Expenses to Average Net Assets	1.8%	2.2%		2.3%		1.6%	9.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%	(1.8)%		(2.1)%		(1.0)%	(8.2)%*
Portfolio Turnover Rate(f)	145.7%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(c)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR TECHNOLOGY FUND — CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.32	$4.17		$7.13		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.08)	(0.11	)(c)	(0.11	)(c)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.25)	3.26		(2.85)		(2.03)	(0.66)

Total from Investment Operations	(0.33)	3.15		(2.96)		(2.12)	(0.74)

Less Distributions:
From Net Investment Income	—	—		—		—	—
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.99	$7.32		$4.17		$7.13	$9.26

Ratios and Supplemental Data
Total Return(d)	–4.51%	+75.54%		–41.51%		–22.87%	–7.40%
Net Assets, End of Period (In Millions)	$1	$1		$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.9%	4.5%		4.5%		9.3%	17.3%*
Ratio of Expenses to Average Net Assets	1.8%	2.2%		2.4%		2.5%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%	(1.7)%		(2.2)%		(1.9)%	(9.7)%*
Portfolio Turnover Rate(f)	145.7%	184.5%		136.5%		157.9%	49.3%

STRONG ADVISOR TECHNOLOGY FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.30	$4.16		$7.11		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10	)(c)	(0.12	)(c)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.25)	3.24		(2.83)		(2.05)	(0.66)

Total from Investment Operations	(0.34)	3.14		(2.95)		(2.14)	(0.74)

Less Distributions:
From Net Investment Income	—	—		—		—	—
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.96	$7.30		$4.16		$7.11	$9.26

Ratios and Supplemental Data
Total Return(d)	–4.66%	+75.48%		–41.49%		–23.09%	–7.40%
Net Assets, End of Period (In Millions)	$0 (e)	$0	(e)	$0	(e)	$1	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	6.0%	4.5%		4.2%		8.9%	17.3%*
Ratio of Expenses to Average Net Assets	1.8%	2.2%		2.5%		2.4%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%	(1.8)%		(2.2)%		(1.8)%	(9.7)%*
Portfolio Turnover Rate(f)	145.7%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(c)	(0.24	)(c)	(0.14	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	0.30		4.29		(2.72)

Total from Investment Operations	0.06		4.05		(2.86)

Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.25		$11.19		$7.14

Ratios and Supplemental Data
Total Return(d)	+0.54%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$2		$3		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.6%		3.8%		14.1	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3)%		(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	116.6%		114.0%		98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.18		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(c)	(0.23	)(c)	(0.14	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	0.30		4.27		(2.72)

Total from Investment Operations	0.06		4.04		(2.86)

Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.24		$11.18		$7.14

Ratios and Supplemental Data
Total Return(d)	+0.54%		+56.58%		–28.60%
Net Assets, End of Period (In Millions)	$2		$1		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.4%		4.7%		14.9	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3)%		(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	116.6%		114.0%		98.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S.SMALL/MID CAP GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(c)	(0.23	)(c)	(0.13	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	0.30		4.28		(2.73)

Total from Investment Operations	0.06		4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.25		$11.19		$7.14

Ratios and Supplemental Data
Total Return(d)	+0.54%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$1		$2		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.5%		4.7%		15.3	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3)%		(2.3)%		(2.4	)%*
Portfolio Turnover Rate(f)	116.6%		114.0%		98.1%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.63	$9.02	$10.00
Income From Investment Operations:
Net Investment Income	0.08 (c)	0.14	0.08 (c)
Net Realized and Unrealized Gains (Losses) on Investments	2.29	1.61	(1.00)

Total from Investment Operations	2.37	1.75	(0.92)
Less Distributions:
From Net Investment Income	(0.14)	(0.14)	(0.06)
From Net Realized Gains	(0.97)	—	—

Total Distributions	(1.11)	(0.14)	(0.06)

Net Asset Value, End of Period	$11.89	$10.63	$9.02

Ratios and Supplemental Data
Total Return(d)	+22.68%	+19.61%	–9.21%
Net Assets, End of Period (In Millions)	$1	$10	$6
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	1.9%	2.2%*
Ratio of Expenses to Average Net Assets	2.1%	1.9%	2.2%*
Ratio of Net Investment Income to Average Net Assets	0.7%	1.5%	2.0%*
Portfolio Turnover Rate(f)	121.6%	174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.64		$9.04	$10.00
Income From Investment Operations:
Net Investment Income	0.00	(c)(d)	0.09	0.06 (c)
Net Realized and Unrealized Gains on Investments	2.32		1.62	(1.00)

Total from Investment Operations	2.32		1.71	(0.94)
Less Distributions:
From Net Investment Income	(0.23)		(0.11)	(0.02)
From Net Realized Gains	(0.97)		—	—

Total Distributions	(1.20)		(0.11)	(0.02)

Net Asset Value, End of Period	$11.76		$10.64	$9.04

Ratios and Supplemental Data
Total Return(e)	+22.13%		+18.97%	–9.39%
Net Assets, End of Period (In Millions)	$0	(f)	$0 (f)	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.0%		2.7%	5.1%*
Ratio of Expenses to Average Net Assets	2.7%		2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.0%		1.0%	1.6%*
Portfolio Turnover Rate(g)	121.6%		174.2%	46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.62		$9.02	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)(d)	0.09	0.05 (c)
Net Realized and Unrealized Gains (Losses) on Investments	2.31		1.61	(0.99)

Total from Investment Operations	2.31		1.70	(0.94)
Less Distributions:
From Net Investment Income	(0.23)		(0.10)	(0.04)
From Net Realized Gains (Losses)	(0.97)		—	—

Total Distributions	(1.20)		(0.10)	(0.04)

Net Asset Value, End of Period	$11.73		$10.62	$9.02

Ratios and Supplemental Data
Total Return(e)	+22.07%		+18.97%	–9.45%
Net Assets, End of Period (In Millions)	$0	(f)	$0 (f)	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.0%		2.7%	5.3%*
Ratio of Expenses to Average Net Assets	2.7%		2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.0%		0.9%	1.3%*
Portfolio Turnover Rate(g)	121.6%		174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002(b)		Sep. 30, 2002(c)	Sep. 30, 2001	Sep. 30, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.81	$8.81		$8.24		$9.65	$14.67	$11.72
Income From Investment Operations:
Net Investment Income	(0.01)	(0.00	)(d)(e)	0.01	(e)	0.07	0.12	0.14
Net Realized and Unrealized Gains (Losses) on Investments	1.12	2.02		0.57		(1.10)	(3.79)	3.26

Total from Investment Operations	1.11	2.02		0.58		(1.03)	(3.67)	3.40
Less Distributions:
From Net Investment Income	—	(0.01)		(0.01)		(0.05)	(0.12)	(0.14)
From Net Realized Gains	(0.95)	(0.01)		—		(0.33)	(1.23)	(0.31)

Total Distributions	(0.95)	(0.02)		(0.01)		(0.38)	(1.35)	(0.45)

Net Asset Value, End of Period	$10.97	$10.81		$8.81		$8.24	$9.65	$14.67

Ratios and Supplemental Data
Total Return(f)	+10.69%	+22.93%		+6.99%		–11.47%	–26.39%	+29.48%
Net Assets, End of Period (In Millions)	$55	$67		$9		$6	$4	$5
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.7%		3.1	%*	3.7%	4.7%	3.8%
Ratio of Expenses to Average Net Assets	1.5%	1.5%		1.5	%*	1.5%	1.5%	1.5%
Ratio of Net Investment Income to Average Net Assets	(0.1)%	(0.0	)%(d)	0.1	%*	0.8%	1.0%	1.1%
Portfolio Turnover Rate(g)	190.5%	148.2%		36.4%		190.4%	221.6%	142.7%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income	(0.09)	(0.10	)(e)	(0.02	)(e)
Net Realized and Unrealized Gains on Investments	1.08	2.01		0.60

Total from Investment Operations	0.99	1.91		0.58
Less Distributions:
From Net Investment Income	—	(0.00	)(d)	—
From Net Realized Gains	(0.95)	(0.01)		—

Total Distributions	(0.95)	(0.01)		—

Net Asset Value, End of Period	$10.73	$10.69		$8.79

Ratios and Supplemental Data
Total Return(f)	+9.67%	+21.74%		+7.06%
Net Assets, End of Period (In Millions)	$9	$8		$0	(i)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(0.9)%	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(g)	190.5%	148.2%		36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2002, the Fund changed its fiscal year-end from September to December.
(c)	Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(i)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income (Loss)	(0.11)	(0.10	)(c)	(0.02	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	1.09	2.01		0.60

Total from Investment Operations	0.98	1.91		0.58
Less Distributions:
From Net Investment Income	—	—		(0.00	)(d)
From Net Realized Gains (Losses)	(0.95)	(0.01)		—

Total Distributions	(0.95)	(0.01)		(0.00	)(d)

Net Asset Value, End of Period	$10.72	$10.69		$8.79

Ratios and Supplemental Data
Total Return(e)	+9.57%	+21.73%		+7.09%
Net Assets, End of Period (In Millions)	$7	$6		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.5%	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.0)%	(1.0)%		(0.2	)*%
Portfolio Turnover Rate(g)	190.5%	148.2%		36.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.84	$8.80	$8.21
Income From Investment Operations:
Net Investment Income	0.06	0.05 (c)	0.02	(c)
Net Realized and Unrealized Losses on Investments	1.12	2.03	0.59

Total from Investment Operations	1.18	2.08	0.61
Less Distributions:
From Net Investment Income	—	(0.03)	(0.02)
From Net Realized Gains	(0.95)	(0.01)	—

Total Distributions	(0.95)	(0.04)	(0.02)

Net Asset Value, End of Period	$11.07	$10.84	$8.80

Ratios and Supplemental Data
Total Return(e)	+11.32%	+23.66%	+7.38%
Net Assets, End of Period (In Millions)	$24	$35	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	1.4%	2.9	%*
Ratio of Expenses to Average Net Assets	1.0%	1.0%	1.0	%*
Ratio of Net Investment Income to Average Net Assets	0.4%	0.5%	1.1	%*
Portfolio Turnover Rate(g)	190.5%	148.2%	36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Advisor Equity Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Common Stock Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Mid Cap Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Small Cap Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor U.S. Value Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Advisor Endeavor Large Cap Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Focus Fund(2) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor International Core Fund(1) (a series fund of Strong International Equity Funds, Inc.)

•	Strong Advisor Select Fund(2) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Technology Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor U.S. Small/Mid Cap Growth Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Utilities and Energy Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Large Company Core Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1) Diversified Fund.

(2) Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor Small Cap Value Fund offer Class A, B, C, and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K, and Z shares. Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Utilities and Energy Fund offer Class A, B, and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C, and K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B, and C shares are available only through financial professionals. Class K shares are primarily available through retirement plans. Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Small Cap Value Fund	$14,010,073	$15,568,443	0.7%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund, other than Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability.

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds, except Strong Advisor Utilities and Energy Fund and Strong Advisor Large Company Core Fund, have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Advisor Common Stock Fund and Strong Advisor U.S. Value Fund had securities with a market value of $51,720,204 and $8,841,705, respectively, on loan and had received $53,056,922 and $9,099,275, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled, $143,323, $987, and $12,336 for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor U.S. Value Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Redemption Fees — Class A shares of Strong Advisor Large Company Core Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Class A, B, and C shares of Strong Advisor International Core Fund held for thirty calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8. Strong Advisor International Core Fund did not collect any redemption fees during the period.

(R)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administrative Fees
	Advisory Fees(1)	Class A	Class B	Class C	Class K	Class Z
Strong Advisor Common Stock Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Small Cap Value Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor U.S. Value Fund	0.55%	0.30%	0.30%	0.30%	0.25%	0.30%
Strong Advisor Endeavor Large Cap Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Focus Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor International Core Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Select Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Technology Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Utilities and Energy Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Large Company Core Fund	0.75%	0.30%	0.30%	0.30%	0.25%	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the following Funds until May 1, 2005, to keep Net Annual Operating Expenses at or below the following percentages:

	Class A		Class B	Class C	Class K		Class Z
Strong Advisor Common Stock Fund	*		2.50%	*	*	*	*
Strong Advisor Mid Cap Growth Fund	*		2.50%	2.50%	*	*	*
Strong Advisor Small Cap Value Fund	*		*	*	*	*	*
Strong Advisor U.S. Value Fund	2.50%		2.50%	2.50%	0.99%		*
Strong Advisor Endeavor Large Cap Fund	*		2.50%	2.50%	*	*	*	*
Strong Advisor Focus Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor International Core Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Select Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Technology Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Utilities and Energy Fund	*		*	*	*	*	*	*
Strong Advisor Large Company Core Fund	1.50	%(1)	2.50%	2.50%	0.99%		*	*

*	Contractual rate not applicable to Class.
**	Does not offer share class.
(1)	The contractual rate is indefinite and may only be terminated by the Board of Directors of the Funds, but not before May 1, 2005.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 10), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.010% for the Strong Advisor Focus Fund and 0.033% for the Funds with the exception of the Strong Advisor Focus Fund and the Strong Advisor International Core Fund from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for Class Z shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Funds’ Class A, B, C, and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Class A, B, and C shares. Under the plan, Strong Investments, Inc. (the “Distributor” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Class A, B, and C shares. See Note 4.

The Funds’ Class A, B, and C shares have sales charges (loads) charged to shareholders. The Funds’ Class A shares have a maximum 5.75% front-end sales charge. The Funds’ Class A shares, except Strong Advisor Large Company Core Fund, may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase (usually on purchases of $1,000,000 or more). The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a maximum 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Certain of these sales charges may be waived in limited circumstances.

For the year ended December 31, 2004, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $6,995, Strong Advisor Mid Cap Growth Fund $1,526, Strong Advisor Small Cap Value Fund $11,071, Strong Advisor U.S. Value Fund $1,394, Strong Advisor Endeavor Large Cap Fund $833, Strong Advisor Focus Fund $8, Strong Advisor International Core Fund $623, Strong Advisor Select Fund $8,144, Strong Advisor Technology Fund $0, Strong Advisor U.S. Small/Mid Cap Growth Fund $2,085, Strong Advisor Utilities and Energy Fund $3,104, and Strong Advisor Large Company Core Fund $11,178.

For the year ended December 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class A, B, and C shares as follows: Strong Advisor Common Stock Fund $117,659, Strong Advisor Mid Cap Growth Fund $13,467, Strong Advisor Small Cap Value Fund $292,835, Strong Advisor U.S. Value Fund $18,810, Strong Advisor Endeavor Large Cap Fund $7,310, Strong Advisor Focus Fund $10,747, Strong Advisor International Core Fund $249, Strong Advisor Select Fund $3,297, Strong Advisor Technology Fund $1,983, Strong Advisor U.S. Small/Mid Cap Growth Fund $5,324, Strong Advisor Utilities and Energy Fund $0, and Strong Advisor Large Company Core Fund $33,497.

Through December 31, 2004, Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, managed the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services.

Through December 31, 2004, W.H. Reaves & Co., Inc. (“Reaves”) managed the investments of Strong Advisor Utilities and Energy Fund under a subadvisory agreement with the Advisor. Reaves was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services. The investment subadvisory fees were based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees were also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of a blend of utilities and energy indices. In addition, Reaves directly affected purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2004, totaled $27,577.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Advisor Common Stock Fund	$238,871	$3,096,442	$1,218	$61,522
Strong Advisor Mid Cap Growth Fund	22,907	305,003	2,063	3,294
Strong Advisor Small Cap Value Fund	385,320	5,106,123	714	75,486
Strong Advisor U.S. Value Fund	85,094	1,000,805	24,495	11,784
Strong Advisor Endeavor Large Cap Fund	10,437	79,810	1,877	2,058
Strong Advisor Focus Fund	(798)	5,589	18	973
Strong Advisor International Core Fund	(14)	3,715	18	919
Strong Advisor Select Fund	17,733	158,480	1,622	3,297
Strong Advisor Technology Fund	71	3,196	(7)	934
Strong Advisor U.S. Small/Mid Cap Growth Fund	554	11,234	51	992
Strong Advisor Utilities and Energy Fund	2,570	18,137	8	1,223
Strong Advisor Large Company Core Fund	15,008	214,747	782	3,695

At December 31, 2004, Strong Financial Corporation, the Advisor’s parent, owned 11% and 12% of the outstanding shares of Strong Advisor U.S. Small/Mid Cap Growth Fund and Strong Advisor Utilities and Energy Fund, respectively.

At December 31, 2004, the Distributor owned 18% of the outstanding shares of Strong Advisor International Core Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Common Stock Fund
Class A	$228,909	$154,099	$29,502	$190,757	$38
Class B	112,002	77,638	10,795	373,340	180
Class C	89,390	61,670	15,923	297,967	1,572
Class Z	3,833,576	2,799,279	350,153	—	3,378
Strong Advisor Mid Cap Growth Fund
Class A	28,000	18,965	11,485	23,334	172
Class B	8,431	6,239	707	28,102	22
Class C	1,908	1,408	80	6,359	24
Class Z	154,054	277,430	74,689	—	2,807
Strong Advisor Small Cap Value Fund
Class A	1,789,907	1,215,772	199,186	1,491,589	122
Class B	374,862	270,132	41,128	1,249,541	1,140
Class C	449,504	316,101	62,582	1,498,348	2,329
Class Z	3,544,194	3,301,167	404,982	—	1,725
Strong Advisor U.S. Value Fund
Class A	13,364	9,167	1,915	11,136	163
Class B	17,261	12,228	2,209	57,538	46
Class C	12,969	9,498	3,897	43,232	827
Class K	206,023	164,821	685	—	4,619
Class Z	697,798	803,956	248,618	—	19,976
Strong Advisor Endeavor Large Cap Fund
Class A	115,573	77,070	5,584	96,310	1,881
Class B	2,466	1,709	284	8,219	3
Class C	1,288	931	437	4,292	92
Strong Advisor Focus Fund
Class A	3,465	2,433	388	2,887	11
Class B	3,259	2,499	555	10,865	10
Class C	833	633	208	2,775	22
Strong Advisor International Core Fund
Class A	1,867	1,288	252	1,556	7
Class B	2,723	1,945	374	9,119	9
Class C	683	477	106	2,288	7
Strong Advisor Select Fund
Class A	231,919	154,690	4,166	193,266	1,624
Class B	2,809	1,966	371	9,444	3
Class C	2,506	1,781	402	8,380	37
Strong Advisor Technology Fund
Class A	2,376	1,614	426	1,980	12
Class B	1,552	1,087	291	5,174	4
Class C	653	475	212	2,172	11
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	7,660	5,203	1,077	6,383	32
Class B	4,100	2,821	611	13,666	11
Class C	4,226	2,890	1,615	14,086	329
Strong Advisor Utilities and Energy Fund
Class A	25,554	17,057	215	21,295	21
Class B	858	593	65	2,875	4
Class C	674	464	87	2,246	5
Strong Advisor Large Company Core Fund
Class A	182,630	122,861	6,193	152,191	252
Class B	25,472	17,722	3,876	84,905	57
Class C	21,976	15,184	12,068	73,253	734
Class K	72,873	58,298	9,478	—	420

For the year ended December 31, 2004, the class specific expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage	Earnings Credits
Strong Advisor Common Stock Fund
Class A	$(4,691)	$(194)	$—	$—
Class B	(3,438)	—	—	—
Class C	(3,323)	—	—	—
Class Z	(25,848)	—	—	—
Fund Level	(410,853)	—	(95,052)	(425)
Strong Advisor Mid Cap Growth Fund
Class A	(752)	—	—	—
Class B	(548)	—	—	—
Class C	(226)	—	—	—
Class Z	(6,626)	—	—	—
Fund Level	(18,890)	—	(6,030)	(66)
Strong Advisor Small Cap Value Fund
Class A	(47,064)	(1,116)	—	—
Class B	(15,004)	—	—	—
Class C	(16,535)	—	—	—
Class Z	(45,370)	(535)	—	—
Fund Level	(603,883)	—	(100,922)	(1,217)
Strong Advisor U.S. Value Fund
Class A	(596)	—	—	—
Class B	(765)	—	—	—
Class C	(879)	—	—	—
Class K	(62,507)	—	—	—
Class Z	(7,497)	—	—	—
Fund Level	(100,280)	—	(37,546)	(88)
Strong Advisor Endeavor Large Cap Fund
Class A	(60)	—	—	—
Class B	(45)	—	—	—
Class C	(279)	—	—	—
Fund Level	(12,224)	—	(2,821)	(12)
Strong Advisor Focus Fund
Class A	(9,011)	—	—	—
Class B	(14,500)	—	—	—
Class C	(3,674)	—	—	—
Fund Level	(24,762)	—	(1,272)	(4)
Strong Advisor International Core Fund
Class A	(4,971)	—	—	—
Class B	(14,170)	—	—	—
Class C	(3,560)	—	—	—
Fund Level	(70,114)	—	(142)	(2)
Strong Advisor Select Fund
Class A	(354)	—	—	—
Class B	(65)	—	—	—
Class C	(41)	—	—	—
Fund Level	(23,829)	—	(4,420)	(132)
Strong Advisor Technology Fund
Class A	(6,788)	(14)	—	—
Class B	(8,216)	—	—	—
Class C	(3,622)	—	—	—
Fund Level	(29,255)	—	(9,994)	(1)
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	(3,377)	—	—	—
Class B	(12,388)	—	—	—
Class C	(13,810)	—	—	—
Fund Level	(1,783)	—	(2,257)	(5)
Strong Advisor Utilities and Energy Fund
Class A	(199)	—	—	—
Class B	(614)	—	—	—
Class C	(532)	—	—	—
Fund Level	(2,817)	—	—	(11)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage	Earnings Credits
Strong Advisor Large Company Core Fund
Class A	$(69,744)	$—	$—	$—
Class B	(702)	—	—	—
Class C	(5,404)	—	—	—
Class K	(100,269)	—	—	—
Fund Level	(30,498)	—	(12,836)	(263)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 10. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 10.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2004, there were no borrowings by Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, and Strong Advisor Utilities and Energy Fund under the LOC. Strong Advisor U.S. Value Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Large Company Core Fund had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Advisor Common Stock Fund	$566,676,111	$958,239,833
Strong Advisor Mid Cap Growth Fund	121,247,814	135,162,532
Strong Advisor Small Cap Value Fund	675,712,823	998,506,759
Strong Advisor U.S. Value Fund	189,733,438	149,740,704
Strong Advisor Endeavor Large Cap Fund	66,620,929	67,956,459
Strong Advisor Focus Fund	2,405,452	3,522,520
Strong Advisor International Core Fund	960,798	468,004
Strong Advisor Select Fund	132,026,280	135,125,674
Strong Advisor Technology Fund	2,138,389	2,744,820
Strong Advisor U.S. Small/Mid Cap Growth Fund	6,060,712	6,839,594
Strong Advisor Utilities and Energy Fund	10,079,864	19,422,253
Strong Advisor Large Company Core Fund	198,895,465	230,876,092

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Advisor Common Stock Fund	$1,005,219,718	$361,469,810	$(13,111,869)	$348,357,941	$—	$20,778,680
Strong Advisor Mid Cap Growth Fund	50,046,026	17,730,197	(69,073)	17,661,124	—	—
Strong Advisor Small Cap Value Fund	1,569,481,534	745,687,438	(33,855,220)	711,832,218	13,371,489	16,024,017
Strong Advisor U.S. Value Fund	312,279,155	61,974,300	(4,246,833)	57,727,467	320,753	2,740,644
Strong Advisor Endeavor Large Cap Fund	37,081,188	7,490,637	(261,853)	7,228,784	—	—
Strong Advisor Focus Fund	1,810,776	702,229	(5,664)	696,565	—	—
Strong Advisor International Core Fund	1,751,637	540,589	(6,298)	534,291	600	4,561
Strong Advisor Select Fund	81,429,500	16,572,411	(555,516)	16,016,895	—	2,476,574
Strong Advisor Technology Fund	1,399,325	193,063	(91,766)	101,297	—	—
Strong Advisor U.S. Small/Mid Cap Growth Fund	3,855,915	1,333,659	(11,709)	1,321,950	—	—
Strong Advisor Utilities and Energy Fund	1,632,097	302,710	(6,763)	295,947	89,028	93,449
Strong Advisor Large Company Core Fund	81,988,625	14,209,053	(354,378)	13,854,675	1,105,436	271,747

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Advisor Common Stock Fund	$—	$91,698,461	$—	$—	$—	$—
Strong Advisor Mid Cap Growth Fund	—	—	108,011,874	—	—	—
Strong Advisor Small Cap Value Fund	23,373,468	218,221,859	—	—	793,398	49,600,777
Strong Advisor U.S. Value Fund	15,252,146	12,492,467	—	—	1,833,699	—
Strong Advisor Endeavor Large Cap Fund	—	—	90,931	—	—	—
Strong Advisor Focus Fund	—	—	4,068,581	—	—	—
Strong Advisor International Core Fund	42,765	43,977	—	—	19,549	—
Strong Advisor Select Fund	—	5,687,370	—	—	—	—
Strong Advisor Technology Fund	—	—	567,403	7,749	—	—
Strong Advisor U.S. Small/Mid Cap Growth Fund	—	—	532,011	66,115	—	—
Strong Advisor Utilities and Energy Fund	362,658	411,177	—	—	184,358	—
Strong Advisor Large Company Core Fund	2,041,005	6,303,600	—	—	71,868	101,831

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Advisor Common Stock Fund 0.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 37.9%, Strong Advisor U.S. Value Fund 49.6%, Strong Advisor Endeavor Large Cap Fund 0.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor International Core Fund 0.0%, Strong Advisor Select Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor U.S. Small/Mid Cap Growth Fund 0.0%, Strong Advisor Utilities and Energy Fund 58.7%, and Strong Advisor Large Company Core Fund 9.8%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Advisor Common Stock Fund 0.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 23.6%, Strong Advisor U.S. Value Fund 48.4%, Strong Advisor Endeavor Large Cap Fund 0.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor International Core Fund 94.5%, Strong Advisor Select Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor U.S. Small/Mid Cap Growth Fund 0.0%, Strong Advisor Utilities and Energy Fund 67.5%, and Strong Advisor Large Company Core Fund 51.5%.

Capital loss carryovers utilized during the year ended December 31, 2004, are as follows: Strong Advisor Common Stock Fund $98,017,939, Strong Advisor Mid Cap Growth Fund $10,073,777, Strong Advisor Small Cap Value Fund $0, Strong Advisor U.S. Value Fund $3,875,228, Strong Advisor Endeavor Large Cap Fund $5,545,446, Strong Advisor Focus Fund $441,833,

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Strong Advisor International Core Fund $30,211, Strong Advisor Select Fund $5,735,050, Strong Advisor Technology Fund $195,747, Strong Advisor U.S. Small/Mid Cap Growth Fund $424,473, Strong Advisor Utilities and Energy Fund $313,921, and Strong Advisor Large Company Core Fund $0.

8.	Capital Share Transactions

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$18,351,436	$62,389,061	$2,254,765	$29,891,257
Proceeds from Reinvestment of Distributions	5,133,631	—	—	—
Payment for Shares Redeemed	(32,357,772)	(48,584,158)	(3,456,543)	(29,161,740)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,872,705)	13,804,903	(1,201,778)	729,517

CLASS B
Proceeds from Shares Sold	1,929,309	8,099,013	101,227	490,452
Proceeds from Reinvestment of Distributions	2,298,727	—	—	—
Payment for Shares Redeemed	(5,546,942)	(3,494,374)	(482,585)	(720,050)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,318,906)	4,604,639	(381,358)	(229,598)

CLASS C
Proceeds from Shares Sold	4,049,548	9,917,355	43,997	326,442
Proceeds from Reinvestment of Distributions	1,501,280	—	—	—
Payment for Shares Redeemed	(13,428,469)	(8,090,361)	(345,908)	(698,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,877,641)	1,826,994	(301,911)	(371,730)

CLASS Z
Proceeds from Shares Sold	114,300,846	203,644,369	7,522,386	31,734,000
Proceeds from Reinvestment of Distributions	77,961,481	—	—	—
Payment for Shares Redeemed	(495,966,918)	(608,593,067)	(20,385,158)	(61,043,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(303,704,591)	(404,948,698)	(12,862,772)	(29,309,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(321,773,843)	$(384,712,162)	$(14,747,819)	$(29,180,970)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	829,082	3,431,779	183,160	3,106,763
Issued in Reinvestment of Distributions	236,355	—	—	—
Redeemed	(1,468,160)	(2,666,367)	(282,618)	(2,955,165)

Net Increase (Decrease) in Shares	(402,723)	765,412	(99,458)	151,598

CLASS B
Sold	89,606	457,112	8,503	50,542
Issued in Reinvestment of Distributions	109,048	—	—	—
Redeemed	(258,192)	(198,050)	(41,116)	(70,959)

Net Increase (Decrease) in Shares	(59,538)	259,062	(32,613)	(20,417)

CLASS C
Sold	187,445	546,220	3,832	34,377
Issued in Reinvestment of Distributions	71,218	—	—	—
Redeemed	(625,270)	(442,002)	(29,654)	(69,097)

Net Increase (Decrease) in Shares	(366,607)	104,218	(25,822)	(34,720)

CLASS Z
Sold	5,128,434	11,182,299	615,596	3,193,498
Issued in Reinvestment of Distributions	3,551,776	—	—	—
Redeemed	(22,238,478)	(31,635,485)	(1,676,497)	(5,725,809)

Net Increase (Decrease) in Shares	(13,558,268)	(20,453,186)	(1,060,901)	(2,532,311)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$111,965,665	$320,685,110
Proceeds from Reinvestment of Distributions	63,761,770	15,265,206
Payment for Shares Redeemed	(287,141,565)	(184,534,476)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(111,414,130)	151,415,840

CLASS B
Proceeds from Shares Sold	3,500,020	23,520,790
Proceeds from Reinvestment of Distributions	13,852,760	2,765,426
Payment for Shares Redeemed	(13,748,747)	(12,814,273)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,604,033	13,471,943

CLASS C
Proceeds from Shares Sold	7,497,546	50,717,429
Proceeds from Reinvestment of Distributions	14,891,930	3,207,242
Payment for Shares Redeemed	(32,663,862)	(42,529,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,274,386)	11,395,319

CLASS Z
Proceeds from Shares Sold	586,760,998	568,392,266
Proceeds from Reinvestment of Distributions	140,802,162	27,317,931
Payment for Shares Redeemed	(612,977,746)	(432,298,660)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	114,585,414	163,411,537

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(3,499,069)	$339,694,639

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	3,946,949	14,585,227
Issued in Reinvestment of Distributions	2,293,078	588,254
Redeemed	(10,327,642)	(8,277,317)

Net Increase (Decrease) in Shares	(4,087,615)	6,896,164

CLASS B
Sold	127,051	1,128,906
Issued in Reinvestment of Distributions	514,591	108,960
Redeemed	(501,970)	(590,325)

Net Increase (Decrease) in Shares	139,672	647,541

CLASS C
Sold	273,175	2,388,522
Issued in Reinvestment of Distributions	552,197	126,120
Redeemed	(1,184,664)	(1,842,815)

Net Increase (Decrease) in Shares	(359,292)	671,827

CLASS Z
Sold	20,439,069	25,560,482
Issued in Reinvestment of Distributions	5,026,696	1,047,467
Redeemed	(21,628,099)	(18,917,370)

Net Increase (Decrease) in Shares	3,837,666	7,690,579

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$1,588,383	$2,442,595
Proceeds from Reinvestment of Distributions	379,245	33,629
Payment for Shares Redeemed	(1,676,157)	(1,164,555)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	291,471	1,311,669

CLASS B
Proceeds from Shares Sold	1,289,813	1,532,091
Proceeds from Reinvestment of Distributions	395,211	9,048
Payment for Shares Redeemed	(552,807)	(708,664)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,132,217	832,475

CLASS C
Proceeds from Shares Sold	698,417	2,936,148
Proceeds from Reinvestment of Distributions	278,278	7,949
Payment for Shares Redeemed	(1,141,334)	(802,924)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(164,639)	2,141,173

CLASS K
Proceeds from Shares Sold	22,132,402	75,594,336
Proceeds from Reinvestment of Distributions	109,087	26,245
Payment for Shares Redeemed	(21,908,649)	(5,956,750)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	332,840	69,663,831

CLASS Z
Proceeds from Shares Sold	135,909,011	65,563,705
Proceeds from Reinvestment of Distributions	11,406,386	421,710
Payment for Shares Redeemed	(65,884,168)	(156,527,039)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	81,431,229	(90,541,624)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$83,023,118	$(16,592,476)

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	86,445	158,971
Issued in Reinvestment of Distributions	21,022	2,133
Redeemed	(92,877)	(76,619)

Net Increase (Decrease) in Shares	14,590	84,485

CLASS B
Sold	71,109	101,156
Issued in Reinvestment of Distributions	21,981	558
Redeemed	(30,337)	(49,252)

Net Increase (Decrease) in Shares	62,753	52,462

CLASS C
Sold	38,764	187,092
Issued in Reinvestment of Distributions	15,559	485
Redeemed	(62,341)	(51,438)

Net Increase (Decrease) in Shares	(8,018)	136,139

CLASS K
Sold	1,217,353	4,541,506
Issued in Reinvestment of Distributions	6,087	1,657
Redeemed	(1,213,371)	(382,792)

Net Increase (Decrease) in Shares	10,069	4,160,371

CLASS Z
Sold	7,524,230	4,464,350
Issued in Reinvestment of Distributions	627,559	26,615
Redeemed	(3,593,330)	(9,915,698)

Net Increase (Decrease) in Shares	4,558,459	(5,424,733)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$13,301,217	$11,550,715	$60,018	$133,502
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(12,914,635)	(13,087,873)	(680,874)	(1,033,507)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	386,582	(1,537,158)	(620,856)	(900,005)

CLASS B
Proceeds from Shares Sold	189,456	545,692	20,662	33,725
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(74,741)	(294,637)	(299,660)	(391,552)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	114,715	251,055	(278,998)	(357,827)

CLASS C
Proceeds from Shares Sold	115,461	236,667	1,722	128,342
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(130,885)	(92,284)	(121,067)	(196,335)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,424)	144,383	(119,345)	(67,993)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$485,873	$(1,141,720)	$(1,019,199)	$(1,325,825)

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	1,297,888	1,382,830	9,354	26,782
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(1,234,210)	(1,497,908)	(109,938)	(189,152)

Net Increase (Decrease) in Shares	63,678	(115,078)	(100,584)	(162,370)

CLASS B
Sold	18,279	66,016	3,451	6,628
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(7,217)	(36,913)	(49,543)	(74,150)

Net Increase (Decrease) in Shares	11,062	29,103	(46,092)	(67,522)

CLASS C
Sold	11,182	27,852	279	25,997
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(12,797)	(10,494)	(20,057)	(37,048)

Net Increase (Decrease) in Shares	(1,615)	17,358	(19,778)	(11,051)

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$162,808	$451,750	$31,977,070	$28,987,396
Proceeds from Reinvestment of Distributions	26,258	6,485	5,498,260	—
Payment for Shares Redeemed	(104,660)	(163,951)	(31,618,577)	(27,068,354)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	84,406	294,284	5,856,753	1,919,042

CLASS B
Proceeds from Shares Sold	358,381	346,867	1,138,452	257,127
Proceeds from Reinvestment of Distributions	35,883	6,923	91,274	—
Payment for Shares Redeemed	(32,276)	(65,208)	(113,933)	(103,058)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	361,988	288,582	1,115,793	154,069

CLASS C
Proceeds from Shares Sold	91,773	562,293	687,954	204,823
Proceeds from Reinvestment of Distributions	10,119	2,436	60,012	—
Payment for Shares Redeemed	(1,587)	(585,411)	(176,310)	(104,606)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	100,305	(20,682)	571,656	100,217

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$546,699	$562,184	$7,544,202	$2,173,328

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	13,169	47,151	3,631,057	4,305,907
Issued in Reinvestment of Distributions	2,027	570	622,745	—
Redeemed	(8,684)	(14,929)	(3,620,140)	(3,730,994)

Net Increase (Decrease) in Shares	6,512	32,792	633,662	574,913

CLASS B
Sold	29,318	36,895	129,807	37,614
Issued in Reinvestment of Distributions	2,774	609	10,663	—
Redeemed	(2,840)	(6,823)	(13,648)	(14,269)

Net Increase (Decrease) in Shares	29,252	30,681	126,822	23,345

CLASS C
Sold	7,509	58,481	80,437	29,859
Issued in Reinvestment of Distributions	783	215	7,011	—
Redeemed	(134)	(59,716)	(20,141)	(13,880)

Net Increase (Decrease) in Shares	8,158	(1,020)	67,307	15,979

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$465,534	$475,649	$1,205,572	$2,506,870
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(1,007,814)	(1,132,211)	(1,597,336)	(182,320)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(542,280)	(656,562)	(391,764)	2,324,550

CLASS B
Proceeds from Shares Sold	35,990	285,676	632,045	711,067
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(34,928)	(18,271)	(243,443)	(132,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,062	267,405	388,602	578,615

CLASS C
Proceeds from Shares Sold	4,510	38,794	168,462	1,161,876
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(92,766)	(128,137)	(480,054)	(53,800)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(88,256)	(89,343)	(311,592)	1,108,076

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(629,474)	$(478,500)	$(314,754)	$4,011,241

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	63,505	83,030	110,108	237,549
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(133,227)	(168,601)	(148,158)	(16,651)

Net Increase (Decrease) in Shares	(69,722)	(85,571)	(38,050)	220,898

CLASS B
Sold	4,869	47,464	58,082	69,682
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(5,138)	(2,590)	(23,370)	(11,990)

Net Increase (Decrease) in Shares	(269)	44,874	34,712	57,692

CLASS C
Sold	623	5,992	14,560	114,610
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(12,823)	(21,193)	(46,160)	(4,922)

Net Increase (Decrease) in Shares	(12,200)	(15,201)	(31,600)	109,688

	Strong Advisor Utilities and Energy Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$797,521	$10,745,467
Proceeds from Reinvestment of Distributions	70,401	57,522
Payment for Shares Redeemed*	(10,424,129)	(8,634,471)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,556,207)	2,168,518

CLASS B
Proceeds from Shares Sold	167,861	50,393
Proceeds from Reinvestment of Distributions	10,103	232
Payment for Shares Redeemed	(4,656)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	173,308	50,625

CLASS C
Proceeds from Shares Sold	81,865	61,694
Proceeds from Reinvestment of Distributions	9,058	1,418
Payment for Shares Redeemed	(85,522)	(11,717)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,401	51,395

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(9,377,498)	$2,270,538

Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	66,748	1,122,369
Issued in Reinvestment of Distributions	6,063	5,985
Redeemed*	(894,125)	(876,335)

Net Increase (Decrease) in Shares	(821,314)	252,019

CLASS B
Sold	14,681	5,210
Issued in Reinvestment of Distributions	869	24
Redeemed	(401)	—

Net Increase (Decrease) in Shares	15,149	5,234

CLASS C
Sold	6,789	6,587
Issued in Reinvestment of Distributions	781	145
Redeemed	(7,747)	(1,155)

Net Increase (Decrease) in Shares	(177)	5,577

*	Includes a Redemption-in-Kind on December 21, 2004 of $7,100,325 (587,051 shares).

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$9,883,148	$59,864,417
Proceeds from Reinvestment of Distributions	4,635,427	78,573
Proceeds from Redemption Fees*	12,474	—
Payment for Shares Redeemed	(27,594,187)	(9,871,639)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,063,138)	50,071,351

CLASS B
Proceeds from Shares Sold	1,903,385	6,531,413
Proceeds from Reinvestment of Distributions	598,238	5,649
Proceeds from Redemption Fees*	1,571	—
Payment for Shares Redeemed	(983,260)	(411,263)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,519,934	6,125,799

CLASS C
Proceeds from Shares Sold	3,118,877	5,690,544
Proceeds from Reinvestment of Distributions	599,527	5,296
Proceeds from Redemption Fees*	1,296	—
Payment for Shares Redeemed	(2,595,138)	(624,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,124,562	5,071,141

CLASS K
Proceeds from Shares Sold	8,644,119	33,605,594
Proceeds from Reinvestment of Distributions	2,151,242	78,412
Proceeds from Redemption Fees*	6,536	—
Payment for Shares Redeemed	(22,649,704)	(2,948,367)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,847,807)	30,735,639

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(22,266,449)	$92,003,930

*	The amount of redemption fees collected for the year ended December 31, 2003 was $12,110 and was paid to the Fund in 2004.

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	907,676	6,235,824
Issued in Reinvestment of Distributions	435,913	7,791
Redeemed	(2,559,965)	(976,959)

Net Increase (Decrease) in Shares	(1,216,376)	5,266,656

CLASS B
Sold	176,952	691,767
Issued in Reinvestment of Distributions	57,309	549
Redeemed	(93,209)	(40,925)

Net Increase (Decrease) in Shares	141,052	651,391

CLASS C
Sold	290,100	596,467
Issued in Reinvestment of Distributions	57,480	512
Redeemed	(242,815)	(61,554)

Net Increase (Decrease) in Shares	104,765	535,425

CLASS K
Sold	793,688	3,545,081
Issued in Reinvestment of Distributions	200,954	8,183
Redeemed	(2,065,289)	(302,576)

Net Increase (Decrease) in Shares	(1,070,647)	3,250,688

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2004, is as follows:

	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions		Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2004	Value Dec. 31, 2004	Investment Income Jan. 1, 2004- Dec. 31, 2004	Realized Gain/Loss on Sales
Strong Advisor Small Cap Value Fund
Allied Healthcare Products, Inc.	848,200	276,559		(79,880)	1,044,879	$6,843,957	$—	$203,991
Apex Silver Mines, Ltd.	2,115,100	617,000		(255,100)	2,477,000	42,554,860	—	(448,152)
Barbeques Galore, Ltd. Sponsored ADR	434,231	129,790		(15,000)	549,021	3,294,126	96,609	77,745
Calgon Carbon Corporation	2,584,600	218,300		(575,700)	2,227,200	20,222,976	316,686	23,661
Covenant Transport, Inc. Class A	783,000	153,500		(148,800)	787,700	16,399,914	—	1,360
Discovery Partners International, Inc.	1,503,400	492,600		(59,200)	1,936,800	9,199,800	—	(116,185)
Dura Automotive Systems, Inc.[1]	1,120,900	182,500		(430,300)	873,100	9,455,673	—	1,056,334
Encore Wire Corporation[1]	1,163,900	486,700	[2]	(1,054,000)	596,600	7,952,678	—	21,678,535
Evans & Sutherland Computer Corporation	700,200	307,953		—	1,008,153	7,026,826	—	—
The GEO Group, Inc. (Formerly Wackenhut Corrections Corporation)	781,910	222,300		(39,600)	964,610	25,639,334	—	91,881
Global Industries, Ltd.	3,894,600	2,254,000		(80,000)	6,068,600	50,308,694	—	(241,281)
Intertape Polymer Group, Inc.	2,426,100	306,500		—	2,732,600	24,893,986	—	—
Kforce, Inc.	1,862,485	370,215		(327,840)	1,904,860	21,143,946	—	1,169,847
Layne Christensen Company	1,514,300	97,502		(137,710)	1,474,092	26,754,770	—	904,486
Lightbridge, Inc.	1,523,100	929,600		(78,300)	2,374,400	14,341,376	—	(334,278)
Matrix Service Company	841,900	712,900		(20,466)	1,534,334	12,366,732	—	(185,719)
McMoRan Exploration Company	837,500	370,300		(45,000)	1,162,800	21,744,360	—	(39,044)
Petroleum Helicopters, Inc. (non-voting)	174,260	5,217		—	179,477	4,499,488	—	—
Range Resources Corporation	4,132,300	750,700		(229,200)	4,653,800	95,216,748	217,613	442,914
Richardson Electronics, Ltd.[1]	536,700	242,100		(107,000)	671,800	7,127,798	107,140	(213,588)
Webco Industries, Inc.	285,460	628,285		(8,000)	905,745	9,754,874	—	(7,290)
The Wet Seal, Inc. Class A1	—	1,324,020		(1,324,020)	—	—	—	(6,139,201)

[1]	Issuer was not an affiliate as of December 31, 2004.
[2]	Includes increase due to stock split.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Advisor Equity Funds:

We have audited the accompanying statements of assets and liabilities of Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor U.S. Value Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Advisor Utilities and Energy Fund, and Strong Advisor Large Company Core Fund (all twelve collectively constituting Strong Advisor Equity Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Advisor Common Stock Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Common Stock Fund into the Wells Fargo Advantage Common Stock Fund.

For	Against	Abstain
31,158,829.876	1,422,999.002	1,140,730.647

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
31,032,664.604	1,494,041.282	1,195,538.639

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
31,006,524.945	1,481,328.363	1,234,706.217

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
33,722,559.525	—	—

Results of Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Mid Cap Growth Fund into the Wells Fargo Advantage Mid Cap Growth Fund.

For	Against	Abstain
2,793,869.251	44,738.407	193,855.170

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,744,097.207	90,382.068	197,983.553

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,788,660.601	45,716.312	198,085.915

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,032,462.828	—	—

Results of Special Meeting of Shareholders of Strong Advisor Small Cap Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Small Cap Value Fund into the Wells Fargo Advantage Small Cap Value Fund.

For	Against	Abstain
33,682,758.214	858,645.869	1,267,349.236

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
33,669,973.056	820,174.308	1,318,605.955

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
33,618,644.758	832,169.819	1,357,938.742

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
35,808,753.319	—	—

Results of Special Meeting of Shareholders of Strong Advisor U.S. Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor U.S. Value Fund into the Wells Fargo Advantage U.S. Value Fund.

For	Against	Abstain
13,389,747.135	104,439.491	63,498.406

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
13,373,669.790	115,153.273	68,861.969

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
13,364,430.657	114,765.666	78,488.709

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
13,557,685.032	—	—

Results of Special Meeting of Shareholders of Strong Advisor Endeavor Large Cap Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Endeavor Large Cap Fund into the Wells Fargo Advantage Endeavor Large Cap Fund.

For	Against	Abstain
2,108,654.620	69,560.000	22,557.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,104,962.620	65,830.000	29,979.000

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,101,798.620	64,150.000	34,823.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
2,200,771.620	—	—

Results of Special Meeting of Shareholders of Strong Advisor Focus Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Focus Fund into the Wells Fargo Advantage Large Company Growth Fund.

For	Against	Abstain
201,123.000	13,232.000	4,769.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
201,911.000	13,232.000	3,981.000

To approve an interim sub-advisory agreement with Peregrine Capital Management, Inc.

For	Against	Abstain
194,596.000	16,761.000	7,767.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
219,124.000	—	—

Results of Special Meeting of Shareholders of Strong Advisor International Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor International Core Fund into the Wells Fargo Advantage International Core Fund.

For	Against	Abstain
86,591.609	1,751.000	—

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
86,591.609	1,751.000	—

To approve an interim sub-advisory agreement with New Star Institutional Managers Limited.

For	Against	Abstain
86,591.609	1,751.000	—

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
88,342.609	—	—

Results of Special Meeting of Shareholders of Strong Advisor Select Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Select Fund into the Wells Fargo Advantage Endeavor Select Fund.

For	Against	Abstain
4,648,966.486	126,390.000	52,595.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
4,643,878.486	120,130.000	63,943.000

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
4,633,164.486	116,326.000	78,461.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
4,827,951.486	—	—

Results of Special Meeting of Shareholders of Strong Advisor Technology Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Technology Fund into the Wells Fargo Advantage Specialized Technology Fund.

For	Against	Abstain
112,147.508	687.000	1,010.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
112,147.508	687.000	1,010.000

To approve an interim sub-advisory agreement with RCM Capital Management, LLC.

For	Against	Abstain
112,147.508	687.000	1,010.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
113,844.508	—	—

Results of Special Meeting of Shareholders of Strong Advisor U.S. Small/Mid Cap Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor U.S. Small/Mid Cap Growth Fund into the Wells Fargo Advantage Small Cap Growth Fund.

For	Against	Abstain
262,365.954	4,857.000	12,621.000

To approve an interim advisory agreement with Wells Fargo Funds Management, Inc.

For	Against	Abstain
262,213.954	5,009.000	12,621.000

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
262,213.954	4,699.000	12,931.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
279,843.954	—	—

Results of Special Meeting of Shareholders of Strong Advisor Utilities and Energy Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Utilities and Energy Fund into the Wells Fargo Advantage Equity Income Fund.

For	Against	Abstain
636,265.000	1,743.000	—

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
636,265.000	1,743.000	—

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
635,686.000	2,322.000	—

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
638,008.000	—	—

Results of Special Meeting of Shareholders of Strong Advisor Large Company Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Large Company Core Fund into the Wells Fargo Advantage Large Company Core Fund.

For	Against	Abstain
5,100,289.787	86,631.717	106,736.070

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,088,005.787	89,534.717	116,117.070

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.

For	Against	Abstain
5,067,419.787	91,935.717	134,302.070

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
5,293,657.574	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48464 02-05

AEQY/WH2001 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Common Stock Fund, Inc.	$46,068	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Common Stock Fund, Inc.	$85,871	$0	$11,624	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Common Stock Fund, Inc., on behalf of Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund and Strong Advisor Technology Fund

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005